2022 Annual Report

RiverSource®

Retirement Advisor Variable Annuity – Band 3

This wrapper contains an annual report that has been produced solely for the purpose of updating RiverSource Life Insurance Company’s financial statements for the fiscal years ended December 31, 2022, and 2021 due to a change in accounting standards.

ANN9008_12_B02_(10/23)	Issued by: RiverSource Life Insurance Company

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE CONTRACT OWNERS OF RIVERSOURCE VARIABLE ACCOUNT 10

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Account 10, as indicated in Note 1, offered through RiverSource® Retirement Advisor Variable Annuity – Band 3 sponsored by RiverSource Life Insurance Company, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Account 10 as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Account 10 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Account 10 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2023

We have served as the auditor of one or more of the divisions of RiverSource Variable Account 10 since 2010.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Sus Gbl Thematic, Cl B	Allspg VT Index Asset Alloc, Cl 2
Assets
Investments, at fair value(1),(2)	$8,890,818	$72,787,590	$64,851,502	$7,697,418	$18,561,500
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	30	15	109,967	181	100
Receivable for share redemptions	8,151	106,390	167,722	6,857	24,884
Total assets	8,898,999	72,893,995	65,129,191	7,704,456	18,586,484

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	8,004	52,872	47,308	6,056	13,033
Contract terminations	147	53,518	120,414	801	11,851
Payable for investments purchased	30	15	109,967	181	100
Total liabilities	8,181	106,405	277,689	7,038	24,984
Net assets applicable to contracts in accumulation period	8,890,064	72,538,785	64,709,541	7,644,008	18,059,446
Net assets applicable to contracts in payment period	—	247,791	141,961	52,587	501,930
Net assets applicable to seed money	754	1,014	—	823	124
Total net assets	$8,890,818	$72,787,590	$64,851,502	$7,697,418	$18,561,500
(1) Investment shares	1,126,846	2,566,558	5,027,248	269,235	1,114,136
(2) Investments, at cost	$12,595,569	$65,801,770	$76,037,596	$8,378,107	$18,484,909

December 31, 2022 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Assets
Investments, at fair value(1),(2)	$21,236,903	$71,368,662	$42,305,667	$6,232,614	$40,248,737
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	11,233	46,606	64,361	—	—
Receivable for share redemptions	29,831	117,534	54,459	8,917	68,852
Total assets	21,277,967	71,532,802	42,424,487	6,241,531	40,317,589

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	15,932	59,479	36,308	4,378	31,206
Contract terminations	13,899	58,055	18,151	4,539	37,646
Payable for investments purchased	11,233	46,606	64,361	—	—
Total liabilities	41,064	164,140	118,820	8,917	68,852
Net assets applicable to contracts in accumulation period	21,084,280	71,239,681	42,238,209	6,178,293	40,124,890
Net assets applicable to contracts in payment period	152,623	128,149	66,362	54,321	123,175
Net assets applicable to seed money	—	832	1,096	—	672
Total net assets	$21,236,903	$71,368,662	$42,305,667	$6,232,614	$40,248,737
(1) Investment shares	12,347,037	9,452,803	4,273,300	653,999	1,901,216
(2) Investments, at cost	$34,272,836	$94,935,285	$40,166,228	$6,510,960	$36,417,469

See accompanying notes to financial statements.

2	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Assets
Investments, at fair value(1),(2)	$36,105,898	$28,456,286	$71,676,615	$19,357,174	$489,961,560
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	103,347	—	791	821	114,186
Receivable for share redemptions	27,803	24,448	94,497	13,687	551,740
Total assets	36,237,048	28,480,734	71,771,903	19,371,682	490,627,486

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	27,803	19,730	62,080	13,685	421,378
Contract terminations	—	4,718	32,417	2	130,362
Payable for investments purchased	103,347	—	791	821	114,186
Total liabilities	131,150	24,448	95,288	14,508	665,926
Net assets applicable to contracts in accumulation period	35,907,031	28,089,717	71,389,119	19,298,965	485,466,045
Net assets applicable to contracts in payment period	198,867	366,569	287,065	58,209	4,495,457
Net assets applicable to seed money	—	—	431	—	58
Total net assets	$36,105,898	$28,456,286	$71,676,615	$19,357,174	$489,961,560
(1) Investment shares	1,932,864	2,285,645	6,038,468	9,351,292	14,075,311
(2) Investments, at cost	$35,918,970	$19,318,955	$89,048,756	$19,242,534	$327,950,805

December 31, 2022 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$24,622,744	$114,014,619	$302,302,150	$398,252,532	$9,401,141
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	951	18,843	23,247	39,962	462
Receivable for share redemptions	42,740	100,203	349,367	524,285	11,153
Total assets	24,666,435	114,133,665	302,674,764	398,816,779	9,412,756

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	20,935	97,589	250,499	306,065	7,949
Contract terminations	21,805	2,614	98,868	218,220	3,204
Payable for investments purchased	951	18,843	23,247	39,962	462
Total liabilities	43,691	119,046	372,614	564,247	11,615
Net assets applicable to contracts in accumulation period	24,621,719	113,691,821	298,746,634	395,172,227	9,398,645
Net assets applicable to contracts in payment period	—	322,635	3,555,516	3,080,305	1,669
Net assets applicable to seed money	1,025	163	—	—	827
Total net assets	$24,622,744	$114,014,619	$302,302,150	$398,252,532	$9,401,141
(1) Investment shares	4,914,719	3,536,434	4,265,587	10,839,753	1,250,152
(2) Investments, at cost	$28,525,852	$76,926,580	$104,668,579	$143,584,502	$11,689,326

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$71,144,153	$45,419,507	$135,591,924	$118,265,851	$73,104,368
Dividends receivable	—	—	13,207	—	—
Accounts receivable from RiverSource Life for contract purchase payments	24,470	19,654	157	8,579	21,725
Receivable for share redemptions	57,452	36,352	383,327	104,138	63,199
Total assets	71,226,075	45,475,513	135,988,615	118,378,568	73,189,292

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	57,438	34,996	106,033	91,945	55,526
Contract terminations	14	1,356	277,294	12,193	7,673
Payable for investments purchased	24,470	19,654	157	8,579	21,725
Total liabilities	81,922	56,006	383,484	112,717	84,924
Net assets applicable to contracts in accumulation period	70,923,325	45,122,717	135,147,556	117,237,907	72,718,502
Net assets applicable to contracts in payment period	220,828	296,790	457,575	1,027,944	385,866
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$71,144,153	$45,419,507	$135,605,131	$118,265,851	$73,104,368
(1) Investment shares	7,975,802	6,238,943	135,591,924	20,603,807	12,103,372
(2) Investments, at cost	$104,159,704	$62,680,728	$135,589,987	$136,332,276	$98,036,052

December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$218,262,867	$101,466,597	$454,455,836	$74,819,442	$10,487,401
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	74,395	39,766	37,579	61,774	319
Receivable for share redemptions	169,887	88,038	430,307	63,865	24,504
Total assets	218,507,149	101,594,401	454,923,722	74,945,081	10,512,224

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	167,814	72,305	382,532	62,791	8,782
Contract terminations	2,073	15,733	47,775	1,074	15,722
Payable for investments purchased	74,395	39,766	37,579	61,774	319
Total liabilities	244,282	127,804	467,886	125,639	24,823
Net assets applicable to contracts in accumulation period	216,752,940	100,893,565	452,965,269	74,801,809	10,426,439
Net assets applicable to contracts in payment period	1,509,927	573,032	1,490,432	17,066	60,257
Net assets applicable to seed money	—	—	135	567	705
Total net assets	$218,262,867	$101,466,597	$454,455,836	$74,819,442	$10,487,401
(1) Investment shares	26,360,250	3,954,271	14,376,964	8,203,886	1,376,299
(2) Investments, at cost	$276,127,065	$40,781,839	$259,663,546	$78,390,804	$14,662,256

See accompanying notes to financial statements.

4	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$49,412,603	$50,931,510	$58,877,623	$42,797,010	$29,169,455
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	315	10,245	—	2,029
Receivable for share redemptions	80,316	71,259	127,888	65,460	28,461
Total assets	49,492,919	51,003,084	59,015,756	42,862,470	29,199,945

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	41,678	38,211	49,220	32,361	21,124
Contract terminations	38,638	33,048	78,668	33,099	7,337
Payable for investments purchased	—	315	10,245	—	2,029
Total liabilities	80,316	71,574	138,133	65,460	30,490
Net assets applicable to contracts in accumulation period	48,911,737	50,887,278	58,252,071	42,695,047	29,120,298
Net assets applicable to contracts in payment period	500,866	44,232	625,552	101,963	49,157
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$49,412,603	$50,931,510	$58,877,623	$42,797,010	$29,169,455
(1) Investment shares	4,212,498	1,409,284	1,650,158	1,300,426	970,374
(2) Investments, at cost	$51,443,586	$35,033,894	$25,778,556	$19,558,401	$15,680,324

December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3
Assets
Investments, at fair value(1),(2)	$40,241,502	$15,136,544	$51,672,881	$92,282,015	$43,663,526
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	13,970	5,859	11,055	35,262	—
Receivable for share redemptions	30,118	13,929	49,852	86,272	62,940
Total assets	40,285,590	15,156,332	51,733,788	92,403,549	43,726,466

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	30,118	11,545	38,870	69,787	33,174
Contract terminations	—	2,384	10,982	16,485	29,766
Payable for investments purchased	13,970	5,859	11,055	35,262	—
Total liabilities	44,088	19,788	60,907	121,534	62,940
Net assets applicable to contracts in accumulation period	39,985,840	15,135,081	51,556,977	92,053,488	43,540,308
Net assets applicable to contracts in payment period	255,662	1,463	115,904	228,527	123,218
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$40,241,502	$15,136,544	$51,672,881	$92,282,015	$43,663,526
(1) Investment shares	4,630,783	619,842	10,970,888	2,182,124	1,054,929
(2) Investments, at cost	$47,997,785	$20,438,418	$71,335,634	$49,898,868	$25,970,268

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2022 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Assets
Investments, at fair value(1),(2)	$12,502,154	$17,387,662	$83,654,722	$416,575,542	$37,405,330
Dividends receivable	—	—	507,796	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	2,389	153,355	60,682	2,107
Receivable for share redemptions	18,559	15,476	123,033	344,288	28,492
Total assets	12,520,713	17,405,527	84,438,906	416,980,512	37,435,929

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,876	14,424	64,671	344,288	25,720
Contract terminations	7,683	1,052	58,362	—	2,772
Payable for investments purchased	—	2,389	661,151	60,682	2,107
Total liabilities	18,559	17,865	784,184	404,970	30,599
Net assets applicable to contracts in accumulation period	12,345,886	17,371,205	83,390,229	415,932,793	37,191,499
Net assets applicable to contracts in payment period	155,364	15,899	254,349	642,109	213,831
Net assets applicable to seed money	904	558	10,144	640	—
Total net assets	$12,502,154	$17,387,662	$83,654,722	$416,575,542	$37,405,330
(1) Investment shares	1,592,631	1,339,573	9,911,697	11,400,535	1,576,289
(2) Investments, at cost	$15,911,371	$18,406,932	$90,504,509	$384,665,559	$27,393,506

December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$60,814,675	$8,317,638	$147,369,751	$48,212,512	$59,977,508
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	75,099	64,906	87,520
Receivable for share redemptions	42,805	7,398	136,497	35,058	104,551
Total assets	60,857,480	8,325,036	147,581,347	48,312,476	60,169,579

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	42,052	5,696	123,062	35,058	51,921
Contract terminations	753	1,702	13,435	—	52,630
Payable for investments purchased	—	—	75,099	64,906	87,520
Total liabilities	42,805	7,398	211,596	99,964	192,071
Net assets applicable to contracts in accumulation period	59,965,089	8,240,390	146,971,535	48,061,534	59,897,517
Net assets applicable to contracts in payment period	849,586	77,248	397,989	150,978	79,468
Net assets applicable to seed money	—	—	227	—	523
Total net assets	$60,814,675	$8,317,638	$147,369,751	$48,212,512	$59,977,508
(1) Investment shares	1,885,726	385,433	14,885,833	4,159,837	4,071,793
(2) Investments, at cost	$57,035,609	$7,646,584	$168,890,474	$68,884,006	$63,079,110

See accompanying notes to financial statements.

6	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$113,286,298	$106,671,178	$9,492,903	$4,208,768	$85,875,174
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,944	—	1,788	249	14,563
Receivable for share redemptions	151,880	104,290	8,151	2,932	64,583
Total assets	113,442,122	106,775,468	9,502,842	4,211,949	85,954,320

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	90,149	75,103	8,151	2,932	61,814
Contract terminations	61,731	29,187	—	—	2,769
Payable for investments purchased	3,944	—	1,788	249	14,563
Total liabilities	155,824	104,290	9,939	3,181	79,146
Net assets applicable to contracts in accumulation period	113,056,612	105,825,361	9,489,008	4,190,311	85,098,100
Net assets applicable to contracts in payment period	229,225	845,817	3,325	18,457	777,074
Net assets applicable to seed money	461	—	570	—	—
Total net assets	$113,286,298	$106,671,178	$9,492,903	$4,208,768	$85,875,174
(1) Investment shares	9,041,205	7,163,948	1,082,429	404,689	5,407,757
(2) Investments, at cost	$133,672,893	$110,891,954	$9,975,688	$5,002,677	$87,370,618

December 31, 2022 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI EQV Intl Eq, Ser II
Assets
Investments, at fair value(1),(2)	$10,393,050	$32,128,877	$95,536,227	$15,420,735	$36,629,567
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,684	5,443	45,067	5,044	4,809
Receivable for share redemptions	7,452	64,216	180,059	11,367	45,861
Total assets	10,404,186	32,198,536	95,761,353	15,437,146	36,680,237

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,068	28,011	70,354	10,731	27,105
Contract terminations	384	36,205	109,705	636	18,756
Payable for investments purchased	3,684	5,443	45,067	5,044	4,809
Total liabilities	11,136	69,659	225,126	16,411	50,670
Net assets applicable to contracts in accumulation period	10,373,684	31,921,618	95,313,768	15,342,767	36,529,158
Net assets applicable to contracts in payment period	19,366	206,608	221,877	77,968	100,409
Net assets applicable to seed money	—	651	582	—	—
Total net assets	$10,393,050	$32,128,877	$95,536,227	$15,420,735	$36,629,567
(1) Investment shares	242,602	4,031,227	4,717,838	277,801	1,288,866
(2) Investments, at cost	$12,554,420	$41,978,890	$72,073,865	$20,730,665	$39,739,863

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Assets
Investments, at fair value(1),(2)	$103,292,568	$126,018,115	$36,734,266	$85,386,232	$113,815,583
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	43,825	44,696	690	14,394	10,938
Receivable for share redemptions	114,041	175,895	33,455	80,556	165,498
Total assets	103,450,434	126,238,706	36,768,411	85,481,182	113,992,019

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	84,376	96,831	27,628	70,898	99,391
Contract terminations	29,665	79,064	5,827	9,658	66,107
Payable for investments purchased	43,825	44,696	690	14,394	10,938
Total liabilities	157,866	220,591	34,145	94,950	176,436
Net assets applicable to contracts in accumulation period	103,097,506	125,357,581	36,504,656	85,215,301	113,778,153
Net assets applicable to contracts in payment period	194,065	660,059	229,610	170,337	36,480
Net assets applicable to seed money	997	475	—	594	950
Total net assets	$103,292,568	$126,018,115	$36,734,266	$85,386,232	$113,815,583
(1) Investment shares	3,408,996	30,962,682	1,587,479	3,784,851	2,679,905
(2) Investments, at cost	$127,692,405	$159,872,517	$41,061,517	$87,718,493	$113,552,873

December 31, 2022 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Assets
Investments, at fair value(1),(2)	$13,771,867	$49,951,385	$22,289,861	$19,075,426	$43,310,938
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	188	18,652	30,506	1,748	5,167
Receivable for share redemptions	9,778	41,791	15,313	43,906	35,849
Total assets	13,781,833	50,011,828	22,335,680	19,121,080	43,351,954

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,328	41,311	15,313	13,296	35,750
Contract terminations	450	480	—	30,610	99
Payable for investments purchased	188	18,652	30,506	1,748	5,167
Total liabilities	9,966	60,443	45,819	45,654	41,016
Net assets applicable to contracts in accumulation period	13,719,665	49,944,872	22,187,723	18,938,151	43,268,812
Net assets applicable to contracts in payment period	52,202	5,989	101,405	136,104	40,865
Net assets applicable to seed money	—	524	733	1,171	1,261
Total net assets	$13,771,867	$49,951,385	$22,289,861	$19,075,426	$43,310,938
(1) Investment shares	219,367	4,545,167	2,141,197	518,918	1,435,563
(2) Investments, at cost	$12,236,576	$59,111,047	$23,369,419	$17,816,574	$48,048,560

See accompanying notes to financial statements.

8	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Assets
Investments, at fair value(1),(2)	$11,621,587	$63,984,791	$28,557,521	$153,187,598	$48,221,137
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	532	2,808	3,700	7,774	124,570
Receivable for share redemptions	10,315	51,655	20,068	134,319	40,819
Total assets	11,632,434	64,039,254	28,581,289	153,329,691	48,386,526

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,311	46,890	20,019	121,679	40,819
Contract terminations	4	4,765	49	12,640	—
Payable for investments purchased	532	2,808	3,700	7,774	124,570
Total liabilities	10,847	54,463	23,768	142,093	165,389
Net assets applicable to contracts in accumulation period	11,620,647	63,877,416	28,459,263	152,738,211	48,124,887
Net assets applicable to contracts in payment period	—	107,375	98,258	448,507	95,569
Net assets applicable to seed money	940	—	—	880	681
Total net assets	$11,621,587	$63,984,791	$28,557,521	$153,187,598	$48,221,137
(1) Investment shares	1,015,873	3,392,619	3,230,489	4,306,652	17,160,547
(2) Investments, at cost	$13,000,845	$67,639,700	$46,385,007	$126,578,567	$157,613,502

December 31, 2022 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Assets
Investments, at fair value(1),(2)	$12,631,559	$7,668,536	$7,542,087	$51,711,024	$5,604,815
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,018	—	214	263	3
Receivable for share redemptions	9,744	11,870	51,234	43,842	5,006
Total assets	12,648,321	7,680,406	7,593,535	51,755,129	5,609,824

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,735	5,900	6,475	42,051	5,000
Contract terminations	9	5,970	44,759	1,791	6
Payable for investments purchased	7,018	—	214	263	3
Total liabilities	16,762	11,870	51,448	44,105	5,009
Net assets applicable to contracts in accumulation period	12,587,916	7,667,327	7,539,950	51,276,185	5,601,668
Net assets applicable to contracts in payment period	43,643	1,209	1,246	433,991	2,244
Net assets applicable to seed money	—	—	891	848	903
Total net assets	$12,631,559	$7,668,536	$7,542,087	$51,711,024	$5,604,815
(1) Investment shares	1,814,879	1,207,643	919,767	5,903,085	658,615
(2) Investments, at cost	$16,095,422	$10,417,168	$8,977,548	$63,413,418	$7,647,471

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2022 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Assets
Investments, at fair value(1),(2)	$52,772,850	$29,066,321	$10,011,437	$20,670,965	$10,107,318
Dividends receivable	184,985	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,019	6,429	150	2,056	—
Receivable for share redemptions	46,962	20,332	7,488	18,355	31,463
Total assets	53,011,816	29,093,082	10,019,075	20,691,376	10,138,781

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	44,219	20,332	6,921	17,592	6,975
Contract terminations	2,743	—	567	763	24,488
Payable for investments purchased	192,004	6,429	150	2,056	—
Total liabilities	238,966	26,761	7,638	20,411	31,463
Net assets applicable to contracts in accumulation period	52,757,476	28,978,098	9,956,180	20,670,592	9,953,752
Net assets applicable to contracts in payment period	—	86,866	55,257	—	153,566
Net assets applicable to seed money	15,374	1,357	—	373	—
Total net assets	$52,772,850	$29,066,321	$10,011,437	$20,670,965	$10,107,318
(1) Investment shares	5,876,709	889,967	1,296,818	1,656,327	477,662
(2) Investments, at cost	$63,250,656	$27,401,285	$11,745,808	$26,334,860	$7,788,804

December 31, 2022 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$27,791,285	$745,332,291	$417,888,455	$453,757,110	$309,416,320
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,749	4,135	4,271	3,705	—
Receivable for share redemptions	35,930	1,282,683	319,284	421,298	327,329
Total assets	27,829,964	746,619,109	418,212,010	454,182,113	309,743,649

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	24,201	611,686	318,243	382,806	247,979
Contract terminations	11,729	670,997	1,041	38,492	79,350
Payable for investments purchased	2,749	4,135	4,271	3,705	—
Total liabilities	38,679	1,286,818	323,555	425,003	327,329
Net assets applicable to contracts in accumulation period	27,790,130	743,948,619	417,888,455	453,211,322	309,416,269
Net assets applicable to contracts in payment period	—	1,383,519	—	545,684	—
Net assets applicable to seed money	1,155	153	—	104	51
Total net assets	$27,791,285	$745,332,291	$417,888,455	$453,757,110	$309,416,320
(1) Investment shares	3,661,566	31,081,413	17,397,521	31,999,796	21,820,615
(2) Investments, at cost	$31,544,610	$484,894,710	$202,906,941	$447,360,817	$274,344,633

See accompanying notes to financial statements.

10	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$209,643,363	$338,221,212	$548,638,965	$1,094,440,598	$9,852,364,491
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	518	—	91,659	76,081
Receivable for share redemptions	196,358	313,352	647,463	1,171,902	9,855,328
Total assets	209,839,721	338,535,082	549,286,428	1,095,704,159	9,862,295,900

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	170,701	273,892	455,899	917,516	8,022,357
Contract terminations	25,657	39,460	191,564	254,386	1,832,971
Payable for investments purchased	—	518	—	91,659	76,081
Total liabilities	196,358	313,870	647,463	1,263,561	9,931,409
Net assets applicable to contracts in accumulation period	209,589,246	337,948,619	548,475,254	1,094,047,821	9,851,311,175
Net assets applicable to contracts in payment period	53,917	272,354	163,425	392,663	1,053,199
Net assets applicable to seed money	200	239	286	114	117
Total net assets	$209,643,363	$338,221,212	$548,638,965	$1,094,440,598	$9,852,364,491
(1) Investment shares	18,618,416	27,475,322	46,416,156	85,303,242	656,386,708
(2) Investments, at cost	$204,650,372	$327,623,839	$560,331,368	$986,906,793	$7,943,034,499

December 31, 2022 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$11,208,243,941	$6,245,287,406	$4,942,959,274	$2,119,615,610	$1,312,157,046
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	551	10,028	1,563	521,687	18,934
Receivable for share redemptions	11,316,637	6,350,678	4,756,076	2,582,192	1,040,704
Total assets	11,219,561,129	6,251,648,112	4,947,716,913	2,122,719,489	1,313,216,684

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,297,248	5,128,566	3,850,321	1,740,940	1,002,882
Contract terminations	2,019,389	1,222,112	905,755	841,252	37,822
Payable for investments purchased	551	10,028	1,563	521,687	18,934
Total liabilities	11,317,188	6,360,706	4,757,639	3,103,879	1,059,638
Net assets applicable to contracts in accumulation period	11,207,604,433	6,241,070,557	4,942,959,274	2,118,292,738	1,312,157,046
Net assets applicable to contracts in payment period	639,368	4,216,753	—	1,322,801	—
Net assets applicable to seed money	140	96	—	71	—
Total net assets	$11,208,243,941	$6,245,287,406	$4,942,959,274	$2,119,615,610	$1,312,157,046
(1) Investment shares	735,449,077	329,045,701	260,018,899	99,232,941	61,315,750
(2) Investments, at cost	$8,664,330,381	$4,171,673,093	$2,651,539,930	$1,297,130,581	$644,164,404

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	11

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$1,025,805,453	$843,639,695	$17,356,032	$47,331,726	$282,912,330
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	57,550	2,185	3,679	—	75
Receivable for share redemptions	946,233	734,269	13,124	50,901	275,977
Total assets	1,026,809,236	844,376,149	17,372,835	47,382,627	283,188,382

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	866,667	672,235	13,106	33,812	236,972
Contract terminations	79,566	62,034	18	17,089	39,005
Payable for investments purchased	57,550	2,185	3,679	—	75
Total liabilities	1,003,783	736,454	16,803	50,901	276,052
Net assets applicable to contracts in accumulation period	1,024,805,840	843,639,695	17,334,316	47,069,845	282,774,693
Net assets applicable to contracts in payment period	999,544	—	21,716	261,881	137,360
Net assets applicable to seed money	69	—	—	—	277
Total net assets	$1,025,805,453	$843,639,695	$17,356,032	$47,331,726	$282,912,330
(1) Investment shares	62,625,486	51,410,097	590,140	1,472,215	23,694,500
(2) Investments, at cost	$831,818,651	$564,996,248	$6,944,545	$22,406,572	$284,720,314

December 31, 2022 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)	$3,322,897,778	$1,742,584,184	$147,223,126	$100,085,453	$10,760,413
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	100	—	57,369	6,509	78
Receivable for share redemptions	3,193,086	1,615,944	116,539	128,049	13,351
Total assets	3,326,090,964	1,744,200,128	147,397,034	100,220,011	10,773,842

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,703,156	1,430,109	107,299	73,706	9,503
Contract terminations	489,930	185,835	9,240	54,343	3,848
Payable for investments purchased	100	—	57,369	6,509	78
Total liabilities	3,193,186	1,615,944	173,908	134,558	13,429
Net assets applicable to contracts in accumulation period	3,322,897,637	1,742,315,708	146,664,557	99,775,898	10,759,648
Net assets applicable to contracts in payment period	—	268,363	558,107	308,925	—
Net assets applicable to seed money	141	113	462	630	765
Total net assets	$3,322,897,778	$1,742,584,184	$147,223,126	$100,085,453	$10,760,413
(1) Investment shares	238,542,554	134,251,478	13,445,034	5,725,712	1,793,402
(2) Investments, at cost	$3,036,463,631	$1,611,619,273	$271,323,234	$143,302,226	$13,240,857

See accompanying notes to financial statements.

12	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Sus Gbl Thematic, Cl B	Allspg VT Index Asset Alloc, Cl 2
Investment income
Dividend income	$247,321	$819,713	$2,781,396	$—	$130,296
Variable account expenses	105,113	653,167	592,675	79,939	175,250
Investment income (loss) — net	142,208	166,546	2,188,721	(79,939)	(44,954)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,339,915	9,295,905	7,564,627	1,928,881	2,261,655
Cost of investments sold	1,368,533	7,527,034	8,574,692	1,831,086	2,002,265
Net realized gain (loss) on sales of investments	(28,618)	1,768,871	(1,010,065)	97,795	259,390
Distributions from capital gains	3,139,433	12,145,689	—	909,965	2,388,319
Net change in unrealized appreciation or depreciation of investments	(5,489,637)	(18,467,069)	(12,857,394)	(4,060,706)	(6,902,765)
Net gain (loss) on investments	(2,378,822)	(4,552,509)	(13,867,459)	(3,052,946)	(4,255,056)
Net increase (decrease) in net assets resulting from operations	$(2,236,614)	$(4,385,963)	$(11,678,738)	$(3,132,885)	$(4,300,010)

Year ended December 31, 2022 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Investment income
Dividend income	$819,736	$—	$1,846,741	$103,552	$856,595
Variable account expenses	203,933	832,274	404,237	57,639	380,596
Investment income (loss) — net	615,803	(832,274)	1,442,504	45,913	475,999

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,380,826	15,806,345	5,463,549	954,095	5,943,436
Cost of investments sold	5,341,053	17,117,924	4,887,706	940,698	5,142,727
Net realized gain (loss) on sales of investments	(1,960,227)	(1,311,579)	575,843	13,397	800,709
Distributions from capital gains	—	14,078,742	—	1,089,967	5,462,523
Net change in unrealized appreciation or depreciation of investments	(1,966,346)	(53,586,450)	2,724,142	(3,504,847)	(7,748,949)
Net gain (loss) on investments	(3,926,573)	(40,819,287)	3,299,985	(2,401,483)	(1,485,717)
Net increase (decrease) in net assets resulting from operations	$(3,310,770)	$(41,651,561)	$4,742,489	$(2,355,570)	$(1,009,718)

Year ended December 31, 2022 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Investment income
Dividend income	$—	$612,560	$—	$249,786	$—
Variable account expenses	401,601	242,553	819,874	180,311	5,667,745
Investment income (loss) — net	(401,601)	370,007	(819,874)	69,475	(5,667,745)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,848,243	3,707,365	11,601,183	3,320,517	66,497,787
Cost of investments sold	6,359,100	2,432,529	13,696,353	2,828,951	41,998,793
Net realized gain (loss) on sales of investments	1,489,143	1,274,836	(2,095,170)	491,566	24,498,994
Distributions from capital gains	4,903,698	2,350,156	1,214,202	1,980,801	—
Net change in unrealized appreciation or depreciation of investments	(25,033,247)	(4,107,048)	(13,871,502)	(6,571,833)	(129,741,871)
Net gain (loss) on investments	(18,640,406)	(482,056)	(14,752,470)	(4,099,466)	(105,242,877)
Net increase (decrease) in net assets resulting from operations	$(19,042,007)	$(112,049)	$(15,572,344)	$(4,029,991)	$(110,910,622)

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$6,050,576	$—	$—	$—	$416,164
Variable account expenses	217,242	1,273,410	3,375,895	3,765,145	103,978
Investment income (loss) — net	5,833,334	(1,273,410)	(3,375,895)	(3,765,145)	312,186

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,230,030	15,480,050	35,931,279	38,935,984	3,232,620
Cost of investments sold	3,285,772	9,298,902	11,725,794	13,937,084	3,833,699
Net realized gain (loss) on sales of investments	(55,742)	6,181,148	24,205,485	24,998,900	(601,079)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,757,238)	(32,995,668)	(99,350,460)	(30,525,369)	(1,910,395)
Net gain (loss) on investments	(4,812,980)	(26,814,520)	(75,144,975)	(5,526,469)	(2,511,474)
Net increase (decrease) in net assets resulting from operations	$1,020,354	$(28,087,930)	$(78,520,870)	$(9,291,614)	$(2,199,288)

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$—	$1,725,745	$1,565,087	$6,635,918	$4,151,478
Variable account expenses	806,813	468,072	1,210,799	1,222,788	736,660
Investment income (loss) — net	(806,813)	1,257,673	354,288	5,413,130	3,414,818

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,901,881	7,970,366	39,607,893	20,275,299	13,231,348
Cost of investments sold	14,218,467	10,483,949	39,607,371	22,092,789	16,672,266
Net realized gain (loss) on sales of investments	(2,316,586)	(2,513,583)	522	(1,817,490)	(3,440,918)
Distributions from capital gains	24,565,511	—	—	915,434	2,846,426
Net change in unrealized appreciation or depreciation of investments	(60,150,237)	(7,067,054)	(521)	(21,720,233)	(12,976,127)
Net gain (loss) on investments	(37,901,312)	(9,580,637)	1	(22,622,289)	(13,570,619)
Net increase (decrease) in net assets resulting from operations	$(38,708,125)	$(8,322,964)	$354,289	$(17,209,159)	$(10,155,801)

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Investment income
Dividend income	$7,501,910	$—	$—	$352,791	$291,318
Variable account expenses	2,300,101	1,044,931	5,000,673	693,740	124,448
Investment income (loss) — net	5,201,809	(1,044,931)	(5,000,673)	(340,949)	166,870

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	43,652,302	17,924,652	57,851,322	14,605,972	4,421,779
Cost of investments sold	50,345,637	6,502,722	30,794,047	15,220,290	5,347,632
Net realized gain (loss) on sales of investments	(6,693,335)	11,421,930	27,057,275	(614,318)	(925,853)
Distributions from capital gains	162,126	—	—	—	360,214
Net change in unrealized appreciation or depreciation of investments	(50,380,220)	(62,192,739)	(134,908,925)	(4,022,767)	(4,164,409)
Net gain (loss) on investments	(56,911,429)	(50,770,809)	(107,851,650)	(4,637,085)	(4,730,048)
Net increase (decrease) in net assets resulting from operations	$(51,709,620)	$(51,815,740)	$(112,852,323)	$(4,978,034)	$(4,563,178)

See accompanying notes to financial statements.

14	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Investment income
Dividend income	$417,101	$—	$—	$—	$—
Variable account expenses	531,046	433,602	671,354	408,017	273,218
Investment income (loss) — net	(113,945)	(433,602)	(671,354)	(408,017)	(273,218)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,717,888	6,374,042	9,457,529	5,335,070	3,754,088
Cost of investments sold	5,695,065	4,207,387	3,908,558	2,351,184	1,885,911
Net realized gain (loss) on sales of investments	22,823	2,166,655	5,548,971	2,983,886	1,868,177
Distributions from capital gains	3,886,452	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(13,610,610)	(2,971,233)	(34,474,655)	(7,757,129)	(7,188,560)
Net gain (loss) on investments	(9,701,335)	(804,578)	(28,925,684)	(4,773,243)	(5,320,383)
Net increase (decrease) in net assets resulting from operations	$(9,815,280)	$(1,238,180)	$(29,597,038)	$(5,181,260)	$(5,593,601)

Year ended December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3
Investment income
Dividend income	$911,799	$2,433,880	$2,655,756	$—	$—
Variable account expenses	415,642	146,455	540,054	980,443	395,757
Investment income (loss) — net	496,157	2,287,425	2,115,702	(980,443)	(395,757)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,532,654	3,009,136	10,119,351	14,838,785	5,582,013
Cost of investments sold	10,560,531	3,855,071	12,442,858	6,988,089	3,224,253
Net realized gain (loss) on sales of investments	(1,027,877)	(845,935)	(2,323,507)	7,850,696	2,357,760
Distributions from capital gains	—	—	1,093,085	—	—
Net change in unrealized appreciation or depreciation of investments	(7,308,581)	309,591	(13,171,199)	(46,637,263)	(3,644,519)
Net gain (loss) on investments	(8,336,458)	(536,344)	(14,401,621)	(38,786,567)	(1,286,759)
Net increase (decrease) in net assets resulting from operations	$(7,840,301)	$1,751,081	$(12,285,919)	$(39,767,010)	$(1,682,516)

Year ended December 31, 2022 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Investment income
Dividend income	$207,301	$1,095,538	$3,872,499	$1,226,882	$606,127
Variable account expenses	142,612	166,043	773,334	4,678,243	323,482
Investment income (loss) — net	64,689	929,495	3,099,165	(3,451,361)	282,645

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,341,676	1,964,277	9,845,082	56,644,794	3,795,566
Cost of investments sold	2,801,542	1,975,431	10,487,880	45,108,598	2,628,810
Net realized gain (loss) on sales of investments	(459,866)	(11,154)	(642,798)	11,536,196	1,166,756
Distributions from capital gains	1,068,972	15,948	—	23,241,274	773,681
Net change in unrealized appreciation or depreciation of investments	(3,197,647)	(2,418,917)	(5,565,569)	(196,028,409)	(4,676,180)
Net gain (loss) on investments	(2,588,541)	(2,414,123)	(6,208,367)	(161,250,939)	(2,735,743)
Net increase (decrease) in net assets resulting from operations	$(2,523,852)	$(1,484,628)	$(3,109,202)	$(164,702,300)	$(2,453,098)

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Investment income
Dividend income	$258,536	$86,077	$5,334,152	$1,361,061	$2,887,106
Variable account expenses	541,640	74,202	1,587,438	494,323	631,560
Investment income (loss) — net	(283,104)	11,875	3,746,714	866,738	2,255,546

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,674,724	887,818	24,837,686	6,298,449	9,380,764
Cost of investments sold	5,757,365	781,659	26,939,552	7,709,165	9,392,389
Net realized gain (loss) on sales of investments	917,359	106,159	(2,101,866)	(1,410,716)	(11,625)
Distributions from capital gains	4,293,440	85,742	168,709	4,068,379	1,171,891
Net change in unrealized appreciation or depreciation of investments	(16,997,512)	(3,199,783)	(23,680,415)	(21,902,271)	(7,454,821)
Net gain (loss) on investments	(11,786,713)	(3,007,882)	(25,613,572)	(19,244,608)	(6,294,555)
Net increase (decrease) in net assets resulting from operations	$(12,069,817)	$(2,996,007)	$(21,866,858)	$(18,377,870)	$(4,039,009)

Year ended December 31, 2022 (continued)	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Investment income
Dividend income	$1,180,976	$766,650	$298,768	$14,403	$770,402
Variable account expenses	1,136,794	963,539	90,421	38,925	840,230
Investment income (loss) — net	44,182	(196,889)	208,347	(24,522)	(69,828)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,262,286	13,108,794	1,399,048	638,726	12,397,820
Cost of investments sold	15,446,825	11,583,153	1,424,990	707,277	11,623,318
Net realized gain (loss) on sales of investments	(1,184,539)	1,525,641	(25,942)	(68,551)	774,502
Distributions from capital gains	22,286,507	16,486,966	—	48,295	490,403
Net change in unrealized appreciation or depreciation of investments	(35,864,250)	(31,833,295)	(843,280)	(1,101,852)	(25,034,190)
Net gain (loss) on investments	(14,762,282)	(13,820,688)	(869,222)	(1,122,108)	(23,769,285)
Net increase (decrease) in net assets resulting from operations	$(14,718,100)	$(14,017,577)	$(660,875)	$(1,146,630)	$(23,839,113)

Year ended December 31, 2022 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI EQV Intl Eq, Ser II
Investment income
Dividend income	$—	$2,541,192	$1,309,341	$—	$554,551
Variable account expenses	100,285	362,421	865,569	148,261	352,837
Investment income (loss) — net	(100,285)	2,178,771	443,772	(148,261)	201,714

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,031,114	4,890,316	14,626,892	2,619,776	4,936,790
Cost of investments sold	843,487	5,449,478	10,559,228	2,560,009	4,707,674
Net realized gain (loss) on sales of investments	187,627	(559,162)	4,067,664	59,767	229,116
Distributions from capital gains	3,191,572	1,229,448	2,985,642	4,738,747	4,337,898
Net change in unrealized appreciation or depreciation of investments	(8,314,427)	(8,638,965)	(7,761,378)	(12,446,557)	(14,184,549)
Net gain (loss) on investments	(4,935,228)	(7,968,679)	(708,072)	(7,648,043)	(9,617,535)
Net increase (decrease) in net assets resulting from operations	$(5,035,513)	$(5,789,908)	$(264,300)	$(7,796,304)	$(9,415,821)

See accompanying notes to financial statements.

16	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Investment income
Dividend income	$—	$—	$—	$231,993	$1,182,599
Variable account expenses	1,173,354	1,272,127	341,519	925,357	1,270,033
Investment income (loss) — net	(1,173,354)	(1,272,127)	(341,519)	(693,364)	(87,434)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	18,558,625	22,068,324	5,847,126	14,804,183	16,202,938
Cost of investments sold	18,172,419	27,475,706	5,872,522	13,142,963	15,236,159
Net realized gain (loss) on sales of investments	386,206	(5,407,382)	(25,396)	1,661,220	966,779
Distributions from capital gains	20,604,273	—	5,485,983	10,870,048	3,608,990
Net change in unrealized appreciation or depreciation of investments	(73,989,728)	(13,494,406)	(11,780,913)	(30,484,081)	(28,983,212)
Net gain (loss) on investments	(52,999,249)	(18,901,788)	(6,320,326)	(17,952,813)	(24,407,443)
Net increase (decrease) in net assets resulting from operations	$(54,172,603)	$(20,173,915)	$(6,661,845)	$(18,646,177)	$(24,494,877)

Year ended December 31, 2022 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Investment income
Dividend income	$12,111	$1,069,219	$—	$323,086	$—
Variable account expenses	122,301	545,169	225,093	159,099	498,493
Investment income (loss) — net	(110,190)	524,050	(225,093)	163,987	(498,493)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,917,458	11,019,978	5,336,070	2,335,893	7,049,148
Cost of investments sold	1,469,224	12,131,699	4,143,493	2,187,779	6,430,160
Net realized gain (loss) on sales of investments	448,234	(1,111,721)	1,192,577	148,114	618,988
Distributions from capital gains	2,652,366	916,457	4,994,140	—	9,389,258
Net change in unrealized appreciation or depreciation of investments	(6,022,365)	(9,466,231)	(20,786,413)	(2,367,995)	(29,823,009)
Net gain (loss) on investments	(2,921,765)	(9,661,495)	(14,599,696)	(2,219,881)	(19,814,763)
Net increase (decrease) in net assets resulting from operations	$(3,031,955)	$(9,137,445)	$(14,824,789)	$(2,055,894)	$(20,313,256)

Year ended December 31, 2022 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Investment income
Dividend income	$11,175	$—	$—	$3,369,644	$—
Variable account expenses	145,269	612,966	272,760	1,456,071	699,554
Investment income (loss) — net	(134,094)	(612,966)	(272,760)	1,913,573	(699,554)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,544,160	8,027,595	3,810,188	15,087,850	13,425,704
Cost of investments sold	3,760,480	7,271,021	4,804,150	12,087,514	26,205,297
Net realized gain (loss) on sales of investments	(216,320)	756,574	(993,962)	3,000,336	(12,779,593)
Distributions from capital gains	755,885	9,506,603	11,467,750	5,924,621	32,662,701
Net change in unrealized appreciation or depreciation of investments	(3,543,174)	(26,496,366)	(23,718,192)	(11,715,812)	(100,731,236)
Net gain (loss) on investments	(3,003,609)	(16,233,189)	(13,244,404)	(2,790,855)	(80,848,128)
Net increase (decrease) in net assets resulting from operations	$(3,137,703)	$(16,846,155)	$(13,517,164)	$(877,282)	$(81,547,682)

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2022 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Investment income
Dividend income	$668,657	$129,957	$—	$4,185,544	$115,730
Variable account expenses	139,798	77,413	73,593	538,376	65,381
Investment income (loss) — net	528,859	52,544	(73,593)	3,647,168	50,349

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,486,642	1,170,343	822,994	6,837,654	693,447
Cost of investments sold	2,678,039	1,149,623	854,841	7,614,796	813,829
Net realized gain (loss) on sales of investments	(191,397)	20,720	(31,847)	(777,142)	(120,382)
Distributions from capital gains	591,577	3,282,684	1,349,030	4,500,582	1,077,979
Net change in unrealized appreciation or depreciation of investments	(5,877,371)	(5,876,053)	(2,154,459)	(15,202,572)	(2,403,669)
Net gain (loss) on investments	(5,477,191)	(2,572,649)	(837,276)	(11,479,132)	(1,446,072)
Net increase (decrease) in net assets resulting from operations	$(4,948,332)	$(2,520,105)	$(910,869)	$(7,831,964)	$(1,395,723)

Year ended December 31, 2022 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Investment income
Dividend income	$1,348,408	$176,656	$—	$—	$144,518
Variable account expenses	551,877	269,218	90,528	224,881	81,148
Investment income (loss) — net	796,531	(92,562)	(90,528)	(224,881)	63,370

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,723,100	5,640,877	1,356,826	4,350,211	1,165,623
Cost of investments sold	13,246,280	4,732,365	1,121,745	5,540,156	959,390
Net realized gain (loss) on sales of investments	(1,523,180)	908,512	235,081	(1,189,945)	206,233
Distributions from capital gains	—	4,915,568	3,267,391	—	—
Net change in unrealized appreciation or depreciation of investments	(8,506,581)	(15,213,008)	(6,692,815)	(18,145)	1,120,659
Net gain (loss) on investments	(10,029,761)	(9,388,928)	(3,190,343)	(1,208,090)	1,326,892
Net increase (decrease) in net assets resulting from operations	$(9,233,230)	$(9,481,490)	$(3,280,871)	$(1,432,971)	$1,390,262

Year ended December 31, 2022 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	288,689	8,037,126	4,208,036	5,003,306	3,357,770
Investment income (loss) — net	(288,689)	(8,037,126)	(4,208,036)	(5,003,306)	(3,357,770)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,327,004	136,100,815	50,228,073	93,532,784	66,534,523
Cost of investments sold	5,756,696	78,548,321	22,877,663	86,439,829	55,672,238
Net realized gain (loss) on sales of investments	(429,692)	57,552,494	27,350,410	7,092,955	10,862,285
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,918,963)	(233,845,523)	(127,037,561)	(94,183,209)	(73,130,353)
Net gain (loss) on investments	(4,348,655)	(176,293,029)	(99,687,151)	(87,090,254)	(62,268,068)
Net increase (decrease) in net assets resulting from operations	$(4,637,344)	$(184,330,155)	$(103,895,187)	$(92,093,560)	$(65,625,838)

See accompanying notes to financial statements.

18	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,249,770	3,249,101	5,914,400	12,343,695	106,289,118
Investment income (loss) — net	(2,249,770)	(3,249,101)	(5,914,400)	(12,343,695)	(106,289,118)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	20,970,437	18,614,013	110,448,067	166,631,940	775,032,016
Cost of investments sold	19,692,531	17,134,882	106,038,583	142,252,631	588,991,623
Net realized gain (loss) on sales of investments	1,277,906	1,479,131	4,409,484	24,379,309	186,040,393
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(47,682,193)	(63,757,481)	(110,908,401)	(268,324,706)	(2,699,396,473)
Net gain (loss) on investments	(46,404,287)	(62,278,350)	(106,498,917)	(243,945,397)	(2,513,356,080)
Net increase (decrease) in net assets resulting from operations	$(48,654,057)	$(65,527,451)	$(112,413,317)	$(256,289,092)	$(2,619,645,198)

Year ended December 31, 2022 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	124,361,538	66,871,661	51,545,684	23,622,703	13,566,570
Investment income (loss) — net	(124,361,538)	(66,871,661)	(51,545,684)	(23,622,703)	(13,566,570)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,134,214,512	505,896,225	642,594,180	443,170,520	209,690,079
Cost of investments sold	834,471,725	324,300,614	328,146,290	245,504,501	96,971,527
Net realized gain (loss) on sales of investments	299,742,787	181,595,611	314,447,890	197,666,019	112,718,552
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,968,538,341)	(1,482,814,832)	(1,387,251,880)	(702,476,866)	(422,560,131)
Net gain (loss) on investments	(2,668,795,554)	(1,301,219,221)	(1,072,803,990)	(504,810,847)	(309,841,579)
Net increase (decrease) in net assets resulting from operations	$(2,793,157,092)	$(1,368,090,882)	$(1,124,349,674)	$(528,433,550)	$(323,408,149)

Year ended December 31, 2022 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	11,609,979	9,139,565	175,895	444,122	3,013,981
Investment income (loss) — net	(11,609,979)	(9,139,565)	(175,895)	(444,122)	(3,013,981)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	165,244,889	149,764,040	2,544,707	6,172,918	47,079,497
Cost of investments sold	126,721,551	94,837,986	962,382	2,822,212	44,861,464
Net realized gain (loss) on sales of investments	38,523,338	54,926,054	1,582,325	3,350,706	2,218,033
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(251,565,641)	(234,885,744)	(5,608,448)	(11,082,463)	(58,883,882)
Net gain (loss) on investments	(213,042,303)	(179,959,690)	(4,026,123)	(7,731,757)	(56,665,849)
Net increase (decrease) in net assets resulting from operations	$(224,652,282)	$(189,099,255)	$(4,202,018)	$(8,175,879)	$(59,679,830)
See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	19

Statement of Operations

Year ended December 31, 2022 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income	$—	$—	$—	$1,035,330	$701,894
Variable account expenses	34,581,394	18,507,801	1,500,367	1,000,034	119,679
Investment income (loss) — net	(34,581,394)	(18,507,801)	(1,500,367)	35,296	582,215

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	133,872,663	122,449,020	21,226,451	15,322,576	1,444,988
Cost of investments sold	115,456,051	107,929,475	32,553,610	19,082,200	1,636,492
Net realized gain (loss) on sales of investments	18,416,612	14,519,545	(11,327,159)	(3,759,624)	(191,504)
Distributions from capital gains	—	—	60,652,447	20,477,078	—
Net change in unrealized appreciation or depreciation of investments	(785,071,659)	(393,616,718)	(130,030,971)	(73,329,368)	(2,273,185)
Net gain (loss) on investments	(766,655,047)	(379,097,173)	(80,705,683)	(56,611,914)	(2,464,689)
Net increase (decrease) in net assets resulting from operations	$(801,236,441)	$(397,604,974)	$(82,206,050)	$(56,576,618)	$(1,882,474)

See accompanying notes to financial statements.

20	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Sus Gbl Thematic, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$142,208	$166,546	$2,188,721	$(79,939)	$(44,954)
Net realized gain (loss) on sales of investments	(28,618)	1,768,871	(1,010,065)	97,795	259,390
Distributions from capital gains	3,139,433	12,145,689	—	909,965	2,388,319
Net change in unrealized appreciation or depreciation of investments	(5,489,637)	(18,467,069)	(12,857,394)	(4,060,706)	(6,902,765)
Net increase (decrease) in net assets resulting from operations	(2,236,614)	(4,385,963)	(11,678,738)	(3,132,885)	(4,300,010)

Contract transactions
Contract purchase payments	374,778	1,650,583	794,409	167,881	88,733
Net transfers(1)	(709,184)	(1,226,808)	440,699	(395,358)	(356,660)
Transfers for policy loans	—	26,820	63,479	3,180	2,775
Adjustments to net assets allocated to contracts in payment period	—	(32,913)	17,261	(3,297)	(45,065)
Contract charges	(3,260)	(49,846)	(87,519)	(5,953)	(12,909)
Contract terminations:
Surrender benefits	(312,302)	(5,224,981)	(5,156,878)	(539,449)	(1,185,691)
Death benefits	(72,875)	(809,134)	(803,608)	(41,232)	(477,661)
Increase (decrease) from transactions	(722,843)	(5,666,279)	(4,732,157)	(814,228)	(1,986,478)
Net assets at beginning of year	11,850,275	82,839,832	81,262,397	11,644,531	24,847,988
Net assets at end of year	$8,890,818	$72,787,590	$64,851,502	$7,697,418	$18,561,500

Accumulation unit activity
Units outstanding at beginning of year	8,157,136	23,359,333	46,915,184	3,296,179	6,569,790
Units purchased	321,215	687,049	1,067,618	214,742	28,257
Units redeemed	(872,477)	(2,277,584)	(4,250,150)	(446,110)	(636,051)
Units outstanding at end of year	7,605,874	21,768,798	43,732,652	3,064,811	5,961,996

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Operations
Investment income (loss) — net	$615,803	$(832,274)	$1,442,504	$45,913	$475,999
Net realized gain (loss) on sales of investments	(1,960,227)	(1,311,579)	575,843	13,397	800,709
Distributions from capital gains	—	14,078,742	—	1,089,967	5,462,523
Net change in unrealized appreciation or depreciation of investments	(1,966,346)	(53,586,450)	2,724,142	(3,504,847)	(7,748,949)
Net increase (decrease) in net assets resulting from operations	(3,310,770)	(41,651,561)	4,742,489	(2,355,570)	(1,009,718)

Contract transactions
Contract purchase payments	254,857	2,516,798	1,981,619	49,678	1,164,764
Net transfers(1)	69,717	(4,800,626)	8,562,234	(276,579)	1,361,593
Transfers for policy loans	9,174	(2,893)	(48,961)	13,579	(5,274)
Adjustments to net assets allocated to contracts in payment period	(12,721)	(17,277)	(6,657)	(4,477)	(17,418)
Contract charges	(26,452)	(40,517)	(17,424)	(1,711)	(22,173)
Contract terminations:
Surrender benefits	(1,692,720)	(5,517,350)	(2,107,384)	(443,512)	(3,312,634)
Death benefits	(336,868)	(1,152,712)	(507,579)	(89,691)	(681,070)
Increase (decrease) from transactions	(1,735,013)	(9,014,577)	7,855,848	(752,713)	(1,512,212)
Net assets at beginning of year	26,282,686	122,034,800	29,707,330	9,340,897	42,770,667
Net assets at end of year	$21,236,903	$71,368,662	$42,305,667	$6,232,614	$40,248,737

Accumulation unit activity
Units outstanding at beginning of year	14,752,496	21,888,208	31,011,401	3,596,752	12,840,911
Units purchased	439,801	665,638	9,450,037	31,847	904,355
Units redeemed	(1,586,024)	(2,844,276)	(2,416,151)	(411,230)	(1,296,791)
Units outstanding at end of year	13,606,273	19,709,570	38,045,287	3,217,369	12,448,475

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$(401,601)	$370,007	$(819,874)	$69,475	$(5,667,745)
Net realized gain (loss) on sales of investments	1,489,143	1,274,836	(2,095,170)	491,566	24,498,994
Distributions from capital gains	4,903,698	2,350,156	1,214,202	1,980,801	—
Net change in unrealized appreciation or depreciation of investments	(25,033,247)	(4,107,048)	(13,871,502)	(6,571,833)	(129,741,871)
Net increase (decrease) in net assets resulting from operations	(19,042,007)	(112,049)	(15,572,344)	(4,029,991)	(110,910,622)

Contract transactions
Contract purchase payments	305,072	204,558	4,599,452	97,487	3,542,582
Net transfers(1)	(2,052,296)	549,723	(3,124,386)	(700,217)	4,408,714
Transfers for policy loans	4,677	10,778	5,905	15,969	17,147
Adjustments to net assets allocated to contracts in payment period	(12,484)	(32,185)	(37,409)	(4,520)	296,144
Contract charges	(29,468)	(5,987)	(30,937)	(17,783)	(273,506)
Contract terminations:
Surrender benefits	(2,696,279)	(2,188,984)	(4,474,486)	(1,542,082)	(35,968,511)
Death benefits	(373,386)	(821,000)	(1,831,584)	(236,252)	(14,866,758)
Increase (decrease) from transactions	(4,854,164)	(2,283,097)	(4,893,445)	(2,387,398)	(42,844,188)
Net assets at beginning of year	60,002,069	30,851,432	92,142,404	25,774,563	643,716,370
Net assets at end of year	$36,105,898	$28,456,286	$71,676,615	$19,357,174	$489,961,560

Accumulation unit activity
Units outstanding at beginning of year	9,890,390	6,246,189	51,484,473	9,171,894	198,848,512
Units purchased	107,930	157,472	2,898,244	114,757	3,453,074
Units redeemed	(1,101,470)	(625,307)	(6,151,305)	(1,062,132)	(19,132,512)
Units outstanding at end of year	8,896,850	5,778,354	48,231,412	8,224,519	183,169,074

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$5,833,334	$(1,273,410)	$(3,375,895)	$(3,765,145)	$312,186
Net realized gain (loss) on sales of investments	(55,742)	6,181,148	24,205,485	24,998,900	(601,079)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,757,238)	(32,995,668)	(99,350,460)	(30,525,369)	(1,910,395)
Net increase (decrease) in net assets resulting from operations	1,020,354	(28,087,930)	(78,520,870)	(9,291,614)	(2,199,288)

Contract transactions
Contract purchase payments	2,153,928	7,874,497	1,997,005	2,683,512	690,398
Net transfers(1)	11,329,932	(317,296)	(5,401,646)	7,145,549	(1,669,446)
Transfers for policy loans	(2,002)	(7,687)	171,170	66,030	1,451
Adjustments to net assets allocated to contracts in payment period	—	(39,802)	(554,688)	(183,194)	(292)
Contract charges	(6,380)	(78,319)	(304,458)	(308,861)	(3,696)
Contract terminations:
Surrender benefits	(706,770)	(7,137,984)	(22,098,187)	(28,595,190)	(594,151)
Death benefits	(182,473)	(1,604,944)	(4,725,042)	(6,111,367)	(153,871)
Increase (decrease) from transactions	12,586,235	(1,311,535)	(30,915,846)	(25,303,521)	(1,729,607)
Net assets at beginning of year	11,016,155	143,414,084	411,738,866	432,847,667	13,330,036
Net assets at end of year	$24,622,744	$114,014,619	$302,302,150	$398,252,532	$9,401,141

Accumulation unit activity
Units outstanding at beginning of year	15,751,668	46,001,392	105,497,931	112,747,565	11,854,409
Units purchased	15,232,875	3,672,388	826,015	3,196,762	709,305
Units redeemed	(1,075,892)	(4,044,175)	(10,003,753)	(9,489,113)	(2,475,528)
Units outstanding at end of year	29,908,651	45,629,605	96,320,193	106,455,214	10,088,186

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(806,813)	$1,257,673	$354,288	$5,413,130	$3,414,818
Net realized gain (loss) on sales of investments	(2,316,586)	(2,513,583)	522	(1,817,490)	(3,440,918)
Distributions from capital gains	24,565,511	—	—	915,434	2,846,426
Net change in unrealized appreciation or depreciation of investments	(60,150,237)	(7,067,054)	(521)	(21,720,233)	(12,976,127)
Net increase (decrease) in net assets resulting from operations	(38,708,125)	(8,322,964)	354,289	(17,209,159)	(10,155,801)

Contract transactions
Contract purchase payments	964,679	261,920	2,151,673	649,744	387,315
Net transfers(1)	(1,628,758)	(1,223,664)	49,565,781	(5,302,494)	(3,282,378)
Transfers for policy loans	35,009	7,657	86,066	16,040	21,241
Adjustments to net assets allocated to contracts in payment period	(29,039)	(36,106)	(39,240)	(139,155)	(19,109)
Contract charges	(82,321)	(80,218)	(110,550)	(84,088)	(121,675)
Contract terminations:
Surrender benefits	(5,791,803)	(4,084,429)	(25,148,879)	(10,518,713)	(6,720,879)
Death benefits	(965,320)	(1,081,580)	(1,643,778)	(2,540,791)	(1,712,716)
Increase (decrease) from transactions	(7,497,553)	(6,236,420)	24,861,073	(17,919,457)	(11,448,201)
Net assets at beginning of year	117,349,831	59,978,891	110,389,769	153,394,467	94,708,370
Net assets at end of year	$71,144,153	$45,419,507	$135,605,131	$118,265,851	$73,104,368

Accumulation unit activity
Units outstanding at beginning of year	35,030,758	35,881,569	101,435,080	50,238,066	37,713,907
Units purchased	468,941	448,867	49,367,346	245,183	192,779
Units redeemed	(3,577,942)	(4,515,493)	(25,023,448)	(6,692,808)	(5,174,657)
Units outstanding at end of year	31,921,757	31,814,943	125,778,978	43,790,441	32,732,029

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$5,201,809	$(1,044,931)	$(5,000,673)	$(340,949)	$166,870
Net realized gain (loss) on sales of investments	(6,693,335)	11,421,930	27,057,275	(614,318)	(925,853)
Distributions from capital gains	162,126	—	—	—	360,214
Net change in unrealized appreciation or depreciation of investments	(50,380,220)	(62,192,739)	(134,908,925)	(4,022,767)	(4,164,409)
Net increase (decrease) in net assets resulting from operations	(51,709,620)	(51,815,740)	(112,852,323)	(4,978,034)	(4,563,178)

Contract transactions
Contract purchase payments	1,211,600	720,111	4,627,024	9,329,578	361,923
Net transfers(1)	(11,175,330)	(4,262,390)	6,990,579	8,580,789	(1,815,943)
Transfers for policy loans	23,534	81,034	28,464	135	1,537
Adjustments to net assets allocated to contracts in payment period	(196,640)	9,088	(131,300)	(2,942)	(31,753)
Contract charges	(296,414)	(95,703)	(214,291)	(35,024)	(4,583)
Contract terminations:
Surrender benefits	(19,991,335)	(9,490,856)	(31,274,221)	(5,011,715)	(626,523)
Death benefits	(5,751,004)	(1,737,024)	(8,541,080)	(1,278,178)	(289,881)
Increase (decrease) from transactions	(36,175,589)	(14,775,740)	(28,514,825)	11,582,643	(2,405,223)
Net assets at beginning of year	306,148,076	168,058,077	595,822,984	68,214,833	17,455,802
Net assets at end of year	$218,262,867	$101,466,597	$454,455,836	$74,819,442	$10,487,401

Accumulation unit activity
Units outstanding at beginning of year	145,682,426	47,378,391	149,902,952	59,734,656	12,912,109
Units purchased	679,319	275,581	4,624,360	17,952,113	388,063
Units redeemed	(19,968,864)	(5,538,876)	(12,701,261)	(7,212,263)	(2,453,779)
Units outstanding at end of year	126,392,881	42,115,096	141,826,051	70,474,506	10,846,393

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(113,945)	$(433,602)	$(671,354)	$(408,017)	$(273,218)
Net realized gain (loss) on sales of investments	22,823	2,166,655	5,548,971	2,983,886	1,868,177
Distributions from capital gains	3,886,452	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(13,610,610)	(2,971,233)	(34,474,655)	(7,757,129)	(7,188,560)
Net increase (decrease) in net assets resulting from operations	(9,815,280)	(1,238,180)	(29,597,038)	(5,181,260)	(5,593,601)

Contract transactions
Contract purchase payments	577,845	483,492	440,027	307,263	275,219
Net transfers(1)	(400,204)	7,979,887	(1,963,149)	1,890,954	1,056,758
Transfers for policy loans	24,946	11,512	37,235	3,697	6,028
Adjustments to net assets allocated to contracts in payment period	(58,805)	(14,009)	(67,560)	(9,236)	12,574
Contract charges	(36,194)	(26,006)	(43,176)	(32,367)	(22,656)
Contract terminations:
Surrender benefits	(3,206,067)	(3,001,118)	(4,840,881)	(3,116,464)	(1,997,793)
Death benefits	(673,956)	(461,468)	(878,705)	(818,593)	(605,886)
Increase (decrease) from transactions	(3,772,435)	4,972,290	(7,316,209)	(1,774,746)	(1,275,756)
Net assets at beginning of year	63,000,318	47,197,400	95,790,870	49,753,016	36,038,812
Net assets at end of year	$49,412,603	$50,931,510	$58,877,623	$42,797,010	$29,169,455

Accumulation unit activity
Units outstanding at beginning of year	32,569,313	12,549,129	22,031,826	13,270,259	8,094,303
Units purchased	553,605	2,408,390	177,362	640,532	372,168
Units redeemed	(2,853,850)	(982,341)	(2,321,088)	(1,167,268)	(661,484)
Units outstanding at end of year	30,269,068	13,975,178	19,888,100	12,743,523	7,804,987

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$496,157	$2,287,425	$2,115,702	$(980,443)	$(395,757)
Net realized gain (loss) on sales of investments	(1,027,877)	(845,935)	(2,323,507)	7,850,696	2,357,760
Distributions from capital gains	—	—	1,093,085	—	—
Net change in unrealized appreciation or depreciation of investments	(7,308,581)	309,591	(13,171,199)	(46,637,263)	(3,644,519)
Net increase (decrease) in net assets resulting from operations	(7,840,301)	1,751,081	(12,285,919)	(39,767,010)	(1,682,516)

Contract transactions
Contract purchase payments	232,170	270,876	188,305	767,611	344,704
Net transfers(1)	(2,385,764)	1,872,725	(67,013)	(3,451,136)	2,287,214
Transfers for policy loans	54,600	(2,469)	(722)	(14,820)	5,010
Adjustments to net assets allocated to contracts in payment period	(2,183)	(625)	(27,115)	(17,022)	(21,929)
Contract charges	(31,620)	(9,190)	(145,828)	(90,887)	(26,431)
Contract terminations:
Surrender benefits	(3,991,793)	(1,240,367)	(4,659,949)	(8,212,984)	(2,993,043)
Death benefits	(1,141,493)	(110,858)	(1,292,451)	(1,106,385)	(407,167)
Increase (decrease) from transactions	(7,266,083)	780,092	(6,004,773)	(12,125,623)	(811,642)
Net assets at beginning of year	55,347,886	12,605,371	69,963,573	144,174,648	46,157,684
Net assets at end of year	$40,241,502	$15,136,544	$51,672,881	$92,282,015	$43,663,526

Accumulation unit activity
Units outstanding at beginning of year	37,438,717	21,049,825	39,790,907	53,190,388	10,177,816
Units purchased	221,992	2,914,705	443,935	390,040	725,254
Units redeemed	(5,677,014)	(1,971,961)	(4,225,395)	(5,856,303)	(893,129)
Units outstanding at end of year	31,983,695	21,992,569	36,009,447	47,724,125	10,009,941

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$64,689	$929,495	$3,099,165	$(3,451,361)	$282,645
Net realized gain (loss) on sales of investments	(459,866)	(11,154)	(642,798)	11,536,196	1,166,756
Distributions from capital gains	1,068,972	15,948	—	23,241,274	773,681
Net change in unrealized appreciation or depreciation of investments	(3,197,647)	(2,418,917)	(5,565,569)	(196,028,409)	(4,676,180)
Net increase (decrease) in net assets resulting from operations	(2,523,852)	(1,484,628)	(3,109,202)	(164,702,300)	(2,453,098)

Contract transactions
Contract purchase payments	357,282	1,578,986	2,937,367	15,760,354	175,302
Net transfers(1)	(518,351)	3,173,994	12,313,920	(14,768,194)	(109,063)
Transfers for policy loans	444	4,538	3,685	5,063	28,779
Adjustments to net assets allocated to contracts in payment period	(18,411)	(1,820)	(45,426)	(76,920)	(38,599)
Contract charges	(5,499)	(6,510)	(65,740)	(224,639)	(9,855)
Contract terminations:
Surrender benefits	(827,121)	(742,655)	(6,337,571)	(32,800,620)	(2,508,731)
Death benefits	(199,214)	(141,206)	(1,428,548)	(5,069,240)	(397,058)
Increase (decrease) from transactions	(1,210,870)	3,865,327	7,377,687	(37,174,196)	(2,859,225)
Net assets at beginning of year	16,236,876	15,006,963	79,386,237	618,452,038	42,717,653
Net assets at end of year	$12,502,154	$17,387,662	$83,654,722	$416,575,542	$37,405,330

Accumulation unit activity
Units outstanding at beginning of year	10,018,715	12,269,192	52,306,854	143,617,443	11,781,550
Units purchased	373,493	4,088,243	10,367,578	4,662,425	86,303
Units redeemed	(1,247,484)	(802,439)	(5,352,426)	(15,250,786)	(909,363)
Units outstanding at end of year	9,144,724	15,554,996	57,322,006	133,029,082	10,958,490

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$(283,104)	$11,875	$3,746,714	$866,738	$2,255,546
Net realized gain (loss) on sales of investments	917,359	106,159	(2,101,866)	(1,410,716)	(11,625)
Distributions from capital gains	4,293,440	85,742	168,709	4,068,379	1,171,891
Net change in unrealized appreciation or depreciation of investments	(16,997,512)	(3,199,783)	(23,680,415)	(21,902,271)	(7,454,821)
Net increase (decrease) in net assets resulting from operations	(12,069,817)	(2,996,007)	(21,866,858)	(18,377,870)	(4,039,009)

Contract transactions
Contract purchase payments	322,845	75,109	7,333,267	551,594	2,382,586
Net transfers(1)	(1,527,210)	(92,159)	(1,994,703)	455,224	9,009,832
Transfers for policy loans	13,846	16,026	(17,527)	13,162	(879)
Adjustments to net assets allocated to contracts in payment period	(111,281)	(15,047)	(63,745)	(27,542)	(12,645)
Contract charges	(16,579)	(2,333)	(51,930)	(46,180)	(22,331)
Contract terminations:
Surrender benefits	(4,024,053)	(535,655)	(10,699,639)	(4,048,852)	(6,229,024)
Death benefits	(754,131)	(99,261)	(2,473,727)	(1,013,374)	(1,148,319)
Increase (decrease) from transactions	(6,096,563)	(653,320)	(7,968,004)	(4,115,968)	3,979,220
Net assets at beginning of year	78,981,055	11,966,965	177,204,613	70,706,350	60,037,297
Net assets at end of year	$60,814,675	$8,317,638	$147,369,751	$48,212,512	$59,977,508

Accumulation unit activity
Units outstanding at beginning of year	7,266,156	4,659,753	138,729,752	23,528,263	38,475,361
Units purchased	35,904	45,664	7,513,227	661,919	7,561,191
Units redeemed	(672,179)	(375,004)	(14,471,701)	(2,126,636)	(4,996,623)
Units outstanding at end of year	6,629,881	4,330,413	131,771,278	22,063,546	41,039,929

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$44,182	$(196,889)	$208,347	$(24,522)	$(69,828)
Net realized gain (loss) on sales of investments	(1,184,539)	1,525,641	(25,942)	(68,551)	774,502
Distributions from capital gains	22,286,507	16,486,966	—	48,295	490,403
Net change in unrealized appreciation or depreciation of investments	(35,864,250)	(31,833,295)	(843,280)	(1,101,852)	(25,034,190)
Net increase (decrease) in net assets resulting from operations	(14,718,100)	(14,017,577)	(660,875)	(1,146,630)	(23,839,113)

Contract transactions
Contract purchase payments	2,922,746	546,678	253,603	29,863	417,450
Net transfers(1)	1,064,111	(1,420,503)	2,232,437	(84,054)	(3,028,711)
Transfers for policy loans	9,673	10,207	(368)	12,343	11,565
Adjustments to net assets allocated to contracts in payment period	(27,134)	(109,397)	(266)	(2,394)	(98,799)
Contract charges	(60,919)	(105,119)	(2,953)	(1,326)	(133,917)
Contract terminations:
Surrender benefits	(8,381,659)	(8,235,172)	(266,040)	(442,474)	(6,597,384)
Death benefits	(1,861,465)	(1,911,299)	(119,224)	(34,797)	(1,315,420)
Increase (decrease) from transactions	(6,334,647)	(11,224,605)	2,097,189	(522,839)	(10,745,216)
Net assets at beginning of year	134,339,045	131,913,360	8,056,589	5,878,237	120,459,503
Net assets at end of year	$113,286,298	$106,671,178	$9,492,903	$4,208,768	$85,875,174

Accumulation unit activity
Units outstanding at beginning of year	26,793,810	16,894,010	7,939,938	1,088,178	29,415,216
Units purchased	1,060,558	81,884	2,628,358	9,107	121,371
Units redeemed	(2,456,562)	(1,660,229)	(431,892)	(122,595)	(3,185,029)
Units outstanding at end of year	25,397,806	15,315,665	10,136,404	974,690	26,351,558

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$(100,285)	$2,178,771	$443,772	$(148,261)	$201,714
Net realized gain (loss) on sales of investments	187,627	(559,162)	4,067,664	59,767	229,116
Distributions from capital gains	3,191,572	1,229,448	2,985,642	4,738,747	4,337,898
Net change in unrealized appreciation or depreciation of investments	(8,314,427)	(8,638,965)	(7,761,378)	(12,446,557)	(14,184,549)
Net increase (decrease) in net assets resulting from operations	(5,035,513)	(5,789,908)	(264,300)	(7,796,304)	(9,415,821)

Contract transactions
Contract purchase payments	50,005	1,631,992	1,130,576	104,220	368,237
Net transfers(1)	(171,231)	1,704,566	1,275,394	(876,960)	(921,481)
Transfers for policy loans	10,053	(9,014)	(7)	16,542	35,356
Adjustments to net assets allocated to contracts in payment period	(2,058)	(24,329)	(98,829)	(10,289)	(10,511)
Contract charges	(4,082)	(12,941)	(194,314)	(8,629)	(34,744)
Contract terminations:
Surrender benefits	(555,493)	(1,474,687)	(7,316,867)	(1,127,046)	(2,737,426)
Death benefits	(106,224)	(1,373,137)	(1,717,188)	(214,161)	(514,420)
Increase (decrease) from transactions	(779,030)	442,450	(6,921,235)	(2,116,323)	(3,814,989)
Net assets at beginning of year	16,207,593	37,476,335	102,721,762	25,333,362	49,860,377
Net assets at end of year	$10,393,050	$32,128,877	$95,536,227	$15,420,735	$36,629,567

Accumulation unit activity
Units outstanding at beginning of year	4,116,948	25,889,609	29,782,171	14,159,472	20,910,263
Units purchased	19,833	2,728,991	1,148,604	125,140	206,663
Units redeemed	(272,318)	(2,382,482)	(3,012,440)	(1,690,582)	(2,113,905)
Units outstanding at end of year	3,864,463	26,236,118	27,918,335	12,594,030	19,003,021

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$(1,173,354)	$(1,272,127)	$(341,519)	$(693,364)	$(87,434)
Net realized gain (loss) on sales of investments	386,206	(5,407,382)	(25,396)	1,661,220	966,779
Distributions from capital gains	20,604,273	—	5,485,983	10,870,048	3,608,990
Net change in unrealized appreciation or depreciation of investments	(73,989,728)	(13,494,406)	(11,780,913)	(30,484,081)	(28,983,212)
Net increase (decrease) in net assets resulting from operations	(54,172,603)	(20,173,915)	(6,661,845)	(18,646,177)	(24,494,877)

Contract transactions
Contract purchase payments	3,037,501	1,117,638	421,927	2,802,651	10,193,316
Net transfers(1)	(2,910,895)	(5,515,116)	(850,665)	(1,520,729)	365,263
Transfers for policy loans	15,313	19,464	10,390	13,622	12,078
Adjustments to net assets allocated to contracts in payment period	(41,600)	(110,107)	79,526	(6,206)	(7,209)
Contract charges	(67,204)	(175,869)	(21,185)	(44,784)	(39,533)
Contract terminations:
Surrender benefits	(9,474,361)	(10,974,543)	(2,601,257)	(9,037,577)	(7,518,842)
Death benefits	(1,623,422)	(2,927,847)	(309,104)	(820,074)	(1,933,252)
Increase (decrease) from transactions	(11,064,668)	(18,566,380)	(3,270,368)	(8,613,097)	1,071,821
Net assets at beginning of year	168,529,839	164,758,410	46,666,479	112,645,506	137,238,639
Net assets at end of year	$103,292,568	$126,018,115	$36,734,266	$85,386,232	$113,815,583

Accumulation unit activity
Units outstanding at beginning of year	41,188,115	98,263,411	12,804,720	26,167,724	87,751,802
Units purchased	1,216,951	821,935	211,864	849,478	10,396,899
Units redeemed	(4,853,364)	(13,101,718)	(1,293,021)	(3,118,712)	(9,933,428)
Units outstanding at end of year	37,551,702	85,983,628	11,723,563	23,898,490	88,215,273

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$(110,190)	$524,050	$(225,093)	$163,987	$(498,493)
Net realized gain (loss) on sales of investments	448,234	(1,111,721)	1,192,577	148,114	618,988
Distributions from capital gains	2,652,366	916,457	4,994,140	—	9,389,258
Net change in unrealized appreciation or depreciation of investments	(6,022,365)	(9,466,231)	(20,786,413)	(2,367,995)	(29,823,009)
Net increase (decrease) in net assets resulting from operations	(3,031,955)	(9,137,445)	(14,824,789)	(2,055,894)	(20,313,256)

Contract transactions
Contract purchase payments	85,639	2,014,115	495,152	573,249	1,435,582
Net transfers(1)	(374,021)	(2,940,769)	(2,664,020)	598,782	(1,106,847)
Transfers for policy loans	12,448	(3,778)	(8,696)	10,228	12,272
Adjustments to net assets allocated to contracts in payment period	(6,326)	(4,535)	(17,007)	(9,017)	(8,001)
Contract charges	(4,709)	(16,653)	(10,581)	(9,274)	(47,464)
Contract terminations:
Surrender benefits	(1,198,586)	(3,945,851)	(1,797,133)	(1,576,539)	(2,927,640)
Death benefits	(80,541)	(719,048)	(202,690)	(83,235)	(647,602)
Increase (decrease) from transactions	(1,566,096)	(5,616,519)	(4,204,975)	(495,806)	(3,289,700)
Net assets at beginning of year	18,369,918	64,705,349	41,319,625	21,627,126	66,913,894
Net assets at end of year	$13,771,867	$49,951,385	$22,289,861	$19,075,426	$43,310,938

Accumulation unit activity
Units outstanding at beginning of year	5,925,669	54,881,528	11,041,930	10,885,861	16,791,771
Units purchased	36,342	2,353,147	342,864	912,056	532,457
Units redeemed	(619,272)	(7,519,342)	(1,734,787)	(1,129,475)	(1,611,758)
Units outstanding at end of year	5,342,739	49,715,333	9,650,007	10,668,442	15,712,470

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$(134,094)	$(612,966)	$(272,760)	$1,913,573	$(699,554)
Net realized gain (loss) on sales of investments	(216,320)	756,574	(993,962)	3,000,336	(12,779,593)
Distributions from capital gains	755,885	9,506,603	11,467,750	5,924,621	32,662,701
Net change in unrealized appreciation or depreciation of investments	(3,543,174)	(26,496,366)	(23,718,192)	(11,715,812)	(100,731,236)
Net increase (decrease) in net assets resulting from operations	(3,137,703)	(16,846,155)	(13,517,164)	(877,282)	(81,547,682)

Contract transactions
Contract purchase payments	680,916	451,934	174,037	3,884,667	4,019,386
Net transfers(1)	(1,211,732)	(50,600)	(1,164,766)	8,869,444	769,815
Transfers for policy loans	(1,256)	511	20,012	(8,407)	13,018
Adjustments to net assets allocated to contracts in payment period	—	(15,783)	(20,505)	39,136	(11,840)
Contract charges	(5,691)	(31,862)	(20,534)	(87,857)	(36,106)
Contract terminations:
Surrender benefits	(511,443)	(3,510,294)	(1,781,656)	(10,104,496)	(3,967,495)
Death benefits	(1,274,181)	(830,294)	(180,592)	(2,885,663)	(830,150)
Increase (decrease) from transactions	(2,323,387)	(3,986,388)	(2,974,004)	(293,176)	(43,372)
Net assets at beginning of year	17,082,677	84,817,334	45,048,689	154,358,056	129,812,191
Net assets at end of year	$11,621,587	$63,984,791	$28,557,521	$153,187,598	$48,221,137

Accumulation unit activity
Units outstanding at beginning of year	10,498,130	31,273,080	9,510,893	35,893,819	18,789,944
Units purchased	612,603	542,815	53,920	3,068,578	1,949,398
Units redeemed	(2,380,124)	(2,265,414)	(876,869)	(3,237,081)	(1,611,820)
Units outstanding at end of year	8,730,609	29,550,481	8,687,944	35,725,316	19,127,522

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Operations
Investment income (loss) — net	$528,859	$52,544	$(73,593)	$3,647,168	$50,349
Net realized gain (loss) on sales of investments	(191,397)	20,720	(31,847)	(777,142)	(120,382)
Distributions from capital gains	591,577	3,282,684	1,349,030	4,500,582	1,077,979
Net change in unrealized appreciation or depreciation of investments	(5,877,371)	(5,876,053)	(2,154,459)	(15,202,572)	(2,403,669)
Net increase (decrease) in net assets resulting from operations	(4,948,332)	(2,520,105)	(910,869)	(7,831,964)	(1,395,723)

Contract transactions
Contract purchase payments	132,910	63,220	649,716	2,822,881	91,259
Net transfers(1)	(267,459)	34,005	1,611,254	1,933,211	(121,254)
Transfers for policy loans	13,030	(1,512)	218	5,267	340
Adjustments to net assets allocated to contracts in payment period	(2,988)	(133)	(159)	(48,834)	(453)
Contract charges	(15,408)	(9,959)	(1,650)	(51,997)	(1,404)
Contract terminations:
Surrender benefits	(1,394,866)	(651,098)	(172,734)	(3,940,349)	(133,472)
Death benefits	(154,927)	(72,879)	(219,371)	(976,431)	(243,385)
Increase (decrease) from transactions	(1,689,708)	(638,356)	1,867,274	(256,252)	(408,369)
Net assets at beginning of year	19,269,599	10,826,997	6,585,682	59,799,240	7,408,907
Net assets at end of year	$12,631,559	$7,668,536	$7,542,087	$51,711,024	$5,604,815

Accumulation unit activity
Units outstanding at beginning of year	11,544,956	6,174,544	5,209,287	28,909,936	4,797,712
Units purchased	193,727	136,797	1,931,202	3,010,894	101,524
Units redeemed	(1,396,665)	(602,001)	(352,244)	(3,035,220)	(403,790)
Units outstanding at end of year	10,342,018	5,709,340	6,788,245	28,885,610	4,495,446

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Operations
Investment income (loss) — net	$796,531	$(92,562)	$(90,528)	$(224,881)	$63,370
Net realized gain (loss) on sales of investments	(1,523,180)	908,512	235,081	(1,189,945)	206,233
Distributions from capital gains	—	4,915,568	3,267,391	—	—
Net change in unrealized appreciation or depreciation of investments	(8,506,581)	(15,213,008)	(6,692,815)	(18,145)	1,120,659
Net increase (decrease) in net assets resulting from operations	(9,233,230)	(9,481,490)	(3,280,871)	(1,432,971)	1,390,262

Contract transactions
Contract purchase payments	3,411,909	908,969	87,099	738,621	53,143
Net transfers(1)	(2,239,800)	(1,404,617)	(301,783)	(1,089,923)	(156,783)
Transfers for policy loans	2,888	38,849	12,565	1,304	2,795
Adjustments to net assets allocated to contracts in payment period	—	(7,159)	(24,344)	—	(16,539)
Contract charges	(14,186)	(16,316)	(3,400)	(6,183)	(3,304)
Contract terminations:
Surrender benefits	(2,898,711)	(2,312,389)	(774,502)	(1,223,734)	(639,417)
Death benefits	(438,201)	(308,977)	(118,815)	(485,360)	(92,880)
Increase (decrease) from transactions	(2,176,101)	(3,101,640)	(1,123,180)	(2,065,275)	(852,985)
Net assets at beginning of year	64,182,181	41,649,451	14,415,488	24,169,211	9,570,041
Net assets at end of year	$52,772,850	$29,066,321	$10,011,437	$20,670,965	$10,107,318

Accumulation unit activity
Units outstanding at beginning of year	56,072,313	7,904,079	1,880,895	28,020,708	2,361,013
Units purchased	5,127,304	410,941	16,386	1,208,653	13,082
Units redeemed	(6,830,920)	(923,399)	(195,123)	(3,763,790)	(208,548)
Units outstanding at end of year	54,368,697	7,391,621	1,702,158	25,465,571	2,165,547

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$(288,689)	$(8,037,126)	$(4,208,036)	$(5,003,306)	$(3,357,770)
Net realized gain (loss) on sales of investments	(429,692)	57,552,494	27,350,410	7,092,955	10,862,285
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,918,963)	(233,845,523)	(127,037,561)	(94,183,209)	(73,130,353)
Net increase (decrease) in net assets resulting from operations	(4,637,344)	(184,330,155)	(103,895,187)	(92,093,560)	(65,625,838)

Contract transactions
Contract purchase payments	2,625,800	48,596,297	4,334,279	14,559,633	547,464
Net transfers(1)	2,399,422	(49,039,327)	(7,244,186)	15,035,831	5,236,724
Transfers for policy loans	(3,375)	157,855	66,272	21,219	(9,819)
Adjustments to net assets allocated to contracts in payment period	—	(174,022)	—	16,716	—
Contract charges	(8,354)	(4,539,432)	(2,387,250)	(4,015,528)	(2,381,260)
Contract terminations:
Surrender benefits	(1,693,424)	(50,885,195)	(30,749,757)	(45,430,706)	(35,741,443)
Death benefits	(1,149,038)	(7,698,791)	(2,831,594)	(10,112,094)	(12,166,580)
Increase (decrease) from transactions	2,171,031	(63,582,615)	(38,812,236)	(29,924,929)	(44,514,914)
Net assets at beginning of year	30,257,598	993,245,061	560,595,878	575,775,599	419,557,072
Net assets at end of year	$27,791,285	$745,332,291	$417,888,455	$453,757,110	$309,416,320

Accumulation unit activity
Units outstanding at beginning of year	26,220,604	379,326,849	212,647,443	386,139,654	279,903,504
Units purchased	4,478,958	25,878,067	2,246,640	24,780,842	5,042,309
Units redeemed	(2,629,894)	(52,015,176)	(19,327,067)	(46,862,933)	(38,253,566)
Units outstanding at end of year	28,069,668	353,189,740	195,567,016	364,057,563	246,692,247

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$(2,249,770)	$(3,249,101)	$(5,914,400)	$(12,343,695)	$(106,289,118)
Net realized gain (loss) on sales of investments	1,277,906	1,479,131	4,409,484	24,379,309	186,040,393
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(47,682,193)	(63,757,481)	(110,908,401)	(268,324,706)	(2,699,396,473)
Net increase (decrease) in net assets resulting from operations	(48,654,057)	(65,527,451)	(112,413,317)	(256,289,092)	(2,619,645,198)

Contract transactions
Contract purchase payments	3,344,430	12,262,707	4,866,057	10,927,181	50,627,579
Net transfers(1)	767,993	55,374,608	31,307,423	(29,919,440)	(69,059,428)
Transfers for policy loans	13,720	—	9,078	(2,110)	(4,936)
Adjustments to net assets allocated to contracts in payment period	59,087	(51,652)	108,224	(119,754)	(154,978)
Contract charges	(3,476,994)	(5,003,845)	(9,233,680)	(18,067,075)	(165,842,314)
Contract terminations:
Surrender benefits	(7,339,288)	(9,005,900)	(44,927,692)	(67,099,038)	(386,009,525)
Death benefits	(1,346,152)	(1,482,455)	(4,953,169)	(17,898,572)	(72,737,951)
Increase (decrease) from transactions	(7,977,204)	52,093,463	(22,823,759)	(122,178,808)	(643,181,553)
Net assets at beginning of year	266,274,624	351,655,200	683,876,041	1,472,908,498	13,115,191,242
Net assets at end of year	$209,643,363	$338,221,212	$548,638,965	$1,094,440,598	$9,852,364,491

Accumulation unit activity
Units outstanding at beginning of year	203,989,154	246,733,059	529,356,637	1,036,905,704	7,665,950,739
Units purchased	3,520,283	55,460,531	35,778,726	10,526,746	35,507,611
Units redeemed	(11,223,503)	(12,662,989)	(54,456,018)	(109,068,399)	(486,521,183)
Units outstanding at end of year	196,285,934	289,530,601	510,679,345	938,364,051	7,214,937,167

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4
Operations
Investment income (loss) — net	$(124,361,538)	$(66,871,661)	$(51,545,684)	$(23,622,703)	$(13,566,570)
Net realized gain (loss) on sales of investments	299,742,787	181,595,611	314,447,890	197,666,019	112,718,552
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,968,538,341)	(1,482,814,832)	(1,387,251,880)	(702,476,866)	(422,560,131)
Net increase (decrease) in net assets resulting from operations	(2,793,157,092)	(1,368,090,882)	(1,124,349,674)	(528,433,550)	(323,408,149)

Contract transactions
Contract purchase payments	57,878,040	133,226,979	7,374,155	107,548,275	9,908,972
Net transfers(1)	(163,523,659)	257,616,673	13,073,424	(233,273,551)	(57,171,691)
Transfers for policy loans	27,735	83,598	101,821	117,435	201,181
Adjustments to net assets allocated to contracts in payment period	334,854	(382,303)	—	(125,989)	—
Contract charges	(190,254,372)	(69,197,916)	(40,921,377)	(13,401,044)	(6,694,445)
Contract terminations:
Surrender benefits	(577,774,091)	(522,501,281)	(461,101,466)	(180,136,205)	(120,989,871)
Death benefits	(111,833,223)	(94,499,136)	(100,297,744)	(25,986,262)	(14,513,278)
Increase (decrease) from transactions	(985,144,716)	(295,653,386)	(581,771,187)	(345,257,341)	(189,259,132)
Net assets at beginning of year	14,986,545,749	7,909,031,674	6,649,080,135	2,993,306,501	1,824,824,327
Net assets at end of year	$11,208,243,941	$6,245,287,406	$4,942,959,274	$2,119,615,610	$1,312,157,046

Accumulation unit activity
Units outstanding at beginning of year	9,058,516,734	3,901,973,231	3,257,132,964	1,295,508,959	783,175,851
Units purchased	39,344,236	222,538,110	17,479,739	58,995,805	5,124,837
Units redeemed	(742,119,084)	(393,343,258)	(344,291,198)	(227,299,089)	(98,758,646)
Units outstanding at end of year	8,355,741,886	3,731,168,083	2,930,321,505	1,127,205,675	689,542,042

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(11,609,979)	$(9,139,565)	$(175,895)	$(444,122)	$(3,013,981)
Net realized gain (loss) on sales of investments	38,523,338	54,926,054	1,582,325	3,350,706	2,218,033
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(251,565,641)	(234,885,744)	(5,608,448)	(11,082,463)	(58,883,882)
Net increase (decrease) in net assets resulting from operations	(224,652,282)	(189,099,255)	(4,202,018)	(8,175,879)	(59,679,830)

Contract transactions
Contract purchase payments	25,975,658	1,190,064	70,099	337,610	6,232,871
Net transfers(1)	(15,263,173)	(11,917,231)	(602,752)	(770,184)	15,042,143
Transfers for policy loans	79,807	121,257	4,070	7,958	638
Adjustments to net assets allocated to contracts in payment period	(108)	—	(5,088)	(42,309)	72,113
Contract charges	(8,434,425)	(6,210,923)	(38,506)	(103,216)	(4,175,909)
Contract terminations:
Surrender benefits	(84,196,230)	(83,337,580)	(1,391,907)	(3,403,973)	(13,348,433)
Death benefits	(31,135,421)	(29,714,645)	(184,597)	(927,600)	(4,447,467)
Increase (decrease) from transactions	(112,973,892)	(129,869,058)	(2,148,681)	(4,901,714)	(624,044)
Net assets at beginning of year	1,363,431,627	1,162,608,008	23,706,731	60,409,319	343,216,204
Net assets at end of year	$1,025,805,453	$843,639,695	$17,356,032	$47,331,726	$282,912,330

Accumulation unit activity
Units outstanding at beginning of year	787,086,042	665,339,212	7,412,475	14,914,925	252,397,827
Units purchased	19,172,511	1,254,016	33,277	148,016	19,027,265
Units redeemed	(93,638,039)	(85,548,809)	(810,342)	(1,488,835)	(19,076,396)
Units outstanding at end of year	712,620,514	581,044,419	6,635,410	13,574,106	252,348,696

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(34,581,394)	$(18,507,801)	$(1,500,367)	$35,296	$582,215
Net realized gain (loss) on sales of investments	18,416,612	14,519,545	(11,327,159)	(3,759,624)	(191,504)
Distributions from capital gains	—	—	60,652,447	20,477,078	—
Net change in unrealized appreciation or depreciation of investments	(785,071,659)	(393,616,718)	(130,030,971)	(73,329,368)	(2,273,185)
Net increase (decrease) in net assets resulting from operations	(801,236,441)	(397,604,974)	(82,206,050)	(56,576,618)	(1,882,474)

Contract transactions
Contract purchase payments	42,423,938	33,678,841	1,336,328	1,508,366	897,239
Net transfers(1)	169,121,642	30,104,817	(2,841,932)	(1,414,655)	(402,067)
Transfers for policy loans	6,134	32,560	49,734	40,931	1,090
Adjustments to net assets allocated to contracts in payment period	—	(47,893)	(65,293)	(31,812)	—
Contract charges	(56,689,687)	(28,061,203)	(144,926)	(112,506)	(3,005)
Contract terminations:
Surrender benefits	(91,498,987)	(59,415,946)	(12,996,540)	(8,693,402)	(358,415)
Death benefits	(21,184,054)	(13,613,655)	(2,084,761)	(1,623,958)	(110,725)
Increase (decrease) from transactions	42,178,986	(37,322,479)	(16,747,390)	(10,327,036)	24,117
Net assets at beginning of year	4,081,955,233	2,177,511,637	246,176,566	166,989,107	12,618,770
Net assets at end of year	$3,322,897,778	$1,742,584,184	$147,223,126	$100,085,453	$10,760,413

Accumulation unit activity
Units outstanding at beginning of year	2,507,110,772	1,457,022,417	39,685,097	36,341,836	9,902,684
Units purchased	150,700,230	51,216,584	357,119	588,946	832,542
Units redeemed	(121,716,520)	(80,140,148)	(3,982,540)	(3,656,451)	(813,058)
Units outstanding at end of year	2,536,094,482	1,428,098,853	36,059,676	33,274,331	9,922,168

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Sus Gbl Thematic, Cl B	Allspg VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$59,057	$(196,761)	$650,380	$(105,667)	$(64,295)
Net realized gain (loss) on sales of investments	167,090	3,041,595	107,157	702,491	902,954
Distributions from capital gains	—	—	—	1,369,912	2,269,875
Net change in unrealized appreciation or depreciation of investments	636,151	15,971,360	7,267,136	194,497	313,008
Net increase (decrease) in net assets resulting from operations	862,298	18,816,194	8,024,673	2,161,233	3,421,542

Contract transactions
Contract purchase payments	1,327,579	573,804	979,981	126,789	131,091
Net transfers(1)	87,445	(1,769,487)	(1,400,207)	167,011	(382,857)
Transfers for policy loans	—	4,491	23,962	(799)	10,678
Adjustments to net assets allocated to contracts in payment period	—	(7,537)	(21,555)	75,275	(51,141)
Contract charges	(3,400)	(52,998)	(107,869)	(7,563)	(14,112)
Contract terminations:
Surrender benefits	(510,409)	(7,070,681)	(8,442,079)	(1,064,653)	(2,208,703)
Death benefits	(374,361)	(1,291,908)	(1,253,246)	(186,412)	(229,339)
Increase (decrease) from contract transactions	526,854	(9,614,316)	(10,221,013)	(890,352)	(2,744,383)
Net assets at beginning of year	10,461,123	73,637,954	83,458,737	10,373,650	24,170,829
Net assets at end of year	$11,850,275	$82,839,832	$81,262,397	$11,644,531	$24,847,988

Accumulation unit activity
Units outstanding at beginning of year	7,781,875	26,311,008	52,865,319	3,590,158	7,351,426
Units purchased	1,020,800	338,467	777,962	147,699	42,016
Units redeemed	(645,539)	(3,290,142)	(6,728,097)	(441,678)	(823,652)
Units outstanding at end of year	8,157,136	23,359,333	46,915,184	3,296,179	6,569,790

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Intl Eq, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Mid Cap Val, Cl II
Operations
Investment income (loss) — net	$49,326	$(1,287,917)	$292,818	$(64,372)	$28,413
Net realized gain (loss) on sales of investments	(2,148,707)	7,495,157	(282,739)	352,797	1,698,944
Distributions from capital gains	—	14,036,357	—	270,932	—
Net change in unrealized appreciation or depreciation of investments	3,730,280	(11,991,459)	8,055,043	165,889	6,615,382
Net increase (decrease) in net assets resulting from operations	1,630,899	8,252,138	8,065,122	725,246	8,342,739

Contract transactions
Contract purchase payments	262,971	6,729,771	2,572,561	64,586	357,636
Net transfers(1)	176,331	(3,944,090)	(814,335)	(4,627)	(1,342,991)
Transfers for policy loans	13,502	23,735	(3,367)	5,873	1,761
Adjustments to net assets allocated to contracts in payment period	8,815	(38,056)	(6,121)	(5,987)	(25,240)
Contract charges	(31,786)	(58,462)	(12,449)	(1,983)	(24,681)
Contract terminations:
Surrender benefits	(2,886,759)	(9,994,554)	(1,939,010)	(727,941)	(4,346,154)
Death benefits	(363,705)	(2,410,684)	(468,886)	(41,015)	(583,140)
Increase (decrease) from contract transactions	(2,820,631)	(9,692,340)	(671,607)	(711,094)	(5,962,809)
Net assets at beginning of year	27,472,418	123,475,002	22,313,815	9,326,745	40,390,737
Net assets at end of year	$26,282,686	$122,034,800	$29,707,330	$9,340,897	$42,770,667

Accumulation unit activity
Units outstanding at beginning of year	16,330,827	23,583,472	31,725,253	3,870,709	14,792,583
Units purchased	392,087	1,307,684	3,932,972	45,802	158,411
Units redeemed	(1,970,418)	(3,002,948)	(4,646,824)	(319,759)	(2,110,083)
Units outstanding at end of year	14,752,496	21,888,208	31,011,401	3,596,752	12,840,911

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Ultra, Cl II	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$(535,302)	$275,087	$(191,588)	$79,523	$(6,484,480)
Net realized gain (loss) on sales of investments	4,327,491	1,708,004	1,239,723	694,791	29,817,890
Distributions from capital gains	4,011,620	—	15,297,963	750,318	—
Net change in unrealized appreciation or depreciation of investments	3,685,891	4,295,510	(11,851,697)	1,777,567	54,883,342
Net increase (decrease) in net assets resulting from operations	11,489,700	6,278,601	4,494,401	3,302,199	78,216,752

Contract transactions
Contract purchase payments	328,446	216,037	7,696,707	119,736	18,477,378
Net transfers(1)	(486,447)	(158,273)	3,892,746	365,889	32,380,910
Transfers for policy loans	304	4,101	7,544	18,870	5,303
Adjustments to net assets allocated to contracts in payment period	87,281	(144,283)	(44,954)	(5,055)	(361,822)
Contract charges	(34,969)	(5,756)	(35,434)	(18,587)	(285,110)
Contract terminations:
Surrender benefits	(5,277,317)	(2,771,188)	(6,158,861)	(1,711,125)	(51,746,769)
Death benefits	(1,085,901)	(332,381)	(1,577,492)	(543,032)	(10,582,164)
Increase (decrease) from contract transactions	(6,468,603)	(3,191,743)	3,780,256	(1,773,304)	(12,112,274)
Net assets at beginning of year	54,980,972	27,764,574	83,867,747	24,245,668	577,611,892
Net assets at end of year	$60,002,069	$30,851,432	$92,142,404	$25,774,563	$643,716,370

Accumulation unit activity
Units outstanding at beginning of year	11,056,907	6,915,778	49,336,687	9,850,076	202,405,994
Units purchased	134,071	52,784	6,711,664	191,070	17,467,695
Units redeemed	(1,300,588)	(722,373)	(4,563,878)	(869,252)	(21,025,177)
Units outstanding at end of year	9,890,390	6,246,189	51,484,473	9,171,894	198,848,512

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(88,325)	$(1,370,268)	$(3,841,542)	$(3,890,394)	$376,805
Net realized gain (loss) on sales of investments	(5,220)	7,969,262	31,172,594	38,093,747	(11,950)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,944,287	20,033,628	76,142,366	58,412,482	(844,183)
Net increase (decrease) in net assets resulting from operations	1,850,742	26,632,622	103,473,418	92,615,835	(479,328)

Contract transactions
Contract purchase payments	1,185,189	6,527,815	2,161,468	2,998,840	947,183
Net transfers(1)	4,069,869	1,551,876	(6,278,695)	(10,277,483)	180,648
Transfers for policy loans	171	19,892	236,098	155,966	1,455
Adjustments to net assets allocated to contracts in payment period	—	(43,991)	(759,344)	(464,653)	(6,600)
Contract charges	(2,285)	(60,726)	(343,628)	(316,191)	(4,664)
Contract terminations:
Surrender benefits	(445,886)	(8,648,732)	(27,964,803)	(40,291,947)	(1,120,251)
Death benefits	(14,863)	(1,346,157)	(5,804,520)	(6,623,472)	(327,922)
Increase (decrease) from contract transactions	4,792,195	(2,000,023)	(38,753,424)	(54,818,940)	(330,151)
Net assets at beginning of year	4,373,218	118,781,485	347,018,872	395,050,772	14,139,515
Net assets at end of year	$11,016,155	$143,414,084	$411,738,866	$432,847,667	$13,330,036

Accumulation unit activity
Units outstanding at beginning of year	8,170,211	46,707,257	116,774,399	128,498,033	12,121,739
Units purchased	8,294,169	3,077,338	819,396	963,402	1,182,709
Units redeemed	(712,712)	(3,783,203)	(12,095,864)	(16,713,870)	(1,450,039)
Units outstanding at end of year	15,751,668	46,001,392	105,497,931	112,747,565	11,854,409

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$28,865	$1,879,751	$(1,127,687)	$6,311,997	$7,800,651
Net realized gain (loss) on sales of investments	6,286,069	(1,406,273)	1,029	608,623	(1,479,714)
Distributions from capital gains	4,989,257	—	12,025	—	—
Net change in unrealized appreciation or depreciation of investments	(21,741,296)	(330,010)	(1,028)	(901,222)	(2,926,111)
Net increase (decrease) in net assets resulting from operations	(10,437,105)	143,468	(1,115,661)	6,019,398	3,394,826

Contract transactions
Contract purchase payments	1,285,816	423,511	2,590,354	810,067	528,902
Net transfers(1)	2,337,269	2,585,606	5,797,329	1,138,718	879,068
Transfers for policy loans	59,422	11,550	84,050	17,338	6,348
Adjustments to net assets allocated to contracts in payment period	(37,784)	(44,740)	(35,993)	(199,444)	(22,274)
Contract charges	(116,763)	(97,195)	(113,005)	(98,381)	(144,742)
Contract terminations:
Surrender benefits	(13,928,983)	(5,754,873)	(30,005,151)	(14,776,330)	(9,725,669)
Death benefits	(1,470,155)	(1,596,283)	(2,394,779)	(3,366,123)	(2,206,786)
Increase (decrease) from contract transactions	(11,871,178)	(4,472,424)	(24,077,195)	(16,474,155)	(10,685,153)
Net assets at beginning of year	139,658,114	64,307,847	135,582,625	163,849,224	101,998,697
Net assets at end of year	$117,349,831	$59,978,891	$110,389,769	$153,394,467	$94,708,370

Accumulation unit activity
Units outstanding at beginning of year	38,325,602	38,476,819	123,714,814	55,713,045	42,051,511
Units purchased	1,104,415	1,887,024	8,640,465	785,933	761,238
Units redeemed	(4,399,259)	(4,482,274)	(30,920,199)	(6,260,912)	(5,098,842)
Units outstanding at end of year	35,030,758	35,881,569	101,435,080	50,238,066	37,713,907

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$7,334,497	$(1,408,993)	$(5,537,314)	$239,472	$128,043
Net realized gain (loss) on sales of investments	1,768,096	20,383,264	31,235,480	371,727	94,308
Distributions from capital gains	23,329,427	—	—	—	871,481
Net change in unrealized appreciation or depreciation of investments	(36,576,830)	20,515,470	102,912,300	(1,862,620)	(2,557,361)
Net increase (decrease) in net assets resulting from operations	(4,144,810)	39,489,741	128,610,466	(1,251,421)	(1,463,529)

Contract transactions
Contract purchase payments	1,760,047	930,296	21,055,037	8,548,986	898,509
Net transfers(1)	6,254,809	(4,638,996)	12,451,851	5,244,702	(6,269,175)
Transfers for policy loans	63,667	(13,621)	47,119	7,729	(515)
Adjustments to net assets allocated to contracts in payment period	(295,072)	(40,395)	(303,737)	(3,301)	(10,035)
Contract charges	(361,384)	(116,309)	(227,827)	(22,899)	(6,671)
Contract terminations:
Surrender benefits	(32,617,663)	(16,584,678)	(36,841,369)	(5,180,675)	(2,237,743)
Death benefits	(7,034,092)	(3,365,035)	(8,868,452)	(2,052,688)	(463,530)
Increase (decrease) from contract transactions	(32,229,688)	(23,828,738)	(12,687,378)	6,541,854	(8,089,160)
Net assets at beginning of year	342,522,574	152,397,074	479,899,896	62,924,400	27,008,491
Net assets at end of year	$306,148,076	$168,058,077	$595,822,984	$68,214,833	$17,455,802

Accumulation unit activity
Units outstanding at beginning of year	160,950,028	55,015,614	152,957,505	54,108,549	19,114,334
Units purchased	4,094,817	417,521	10,297,105	13,191,269	824,181
Units redeemed	(19,362,419)	(8,054,744)	(13,351,658)	(7,565,162)	(7,026,406)
Units outstanding at end of year	145,682,426	47,378,391	149,902,952	59,734,656	12,912,109

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$112,479	$(387,643)	$(971,126)	$(426,924)	$(308,074)
Net realized gain (loss) on sales of investments	1,858,180	2,253,370	9,147,963	4,993,441	2,949,738
Distributions from capital gains	1,350,406	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,236,570	6,789,334	5,475,102	7,958,998	6,069,610
Net increase (decrease) in net assets resulting from operations	5,557,635	8,655,061	13,651,939	12,525,515	8,711,274

Contract transactions
Contract purchase payments	688,339	427,604	571,695	393,984	329,787
Net transfers(1)	(111,034)	10,589,206	(785,585)	(226,178)	831,530
Transfers for policy loans	50,247	(2,619)	14,006	8,126	12,043
Adjustments to net assets allocated to contracts in payment period	(279,371)	(14,439)	(81,480)	5,069	(10,786)
Contract charges	(40,955)	(23,637)	(53,747)	(33,513)	(23,975)
Contract terminations:
Surrender benefits	(6,073,247)	(3,679,961)	(8,924,794)	(5,344,093)	(3,409,590)
Death benefits	(957,770)	(746,813)	(936,017)	(673,425)	(500,128)
Increase (decrease) from contract transactions	(6,723,791)	6,549,341	(10,195,922)	(5,870,030)	(2,771,119)
Net assets at beginning of year	64,166,474	31,992,998	92,334,853	43,097,531	30,098,657
Net assets at end of year	$63,000,318	$47,197,400	$95,790,870	$49,753,016	$36,038,812

Accumulation unit activity
Units outstanding at beginning of year	36,058,004	10,598,368	24,410,008	15,060,312	8,683,590
Units purchased	580,626	3,211,302	193,221	229,847	423,694
Units redeemed	(4,069,317)	(1,260,541)	(2,571,403)	(2,019,900)	(1,012,981)
Units outstanding at end of year	32,569,313	12,549,129	22,031,826	13,270,259	8,094,303

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$586,061	$467,375	$(146,545)	$(1,328,374)	$(387,207)
Net realized gain (loss) on sales of investments	333,113	(1,388,840)	(1,111,031)	15,354,532	2,688,838
Distributions from capital gains	923,596	—	1,431,678	—	—
Net change in unrealized appreciation or depreciation of investments	(2,942,572)	3,721,400	2,308,070	9,496,086	8,373,773
Net increase (decrease) in net assets resulting from operations	(1,099,802)	2,799,935	2,482,172	23,522,244	10,675,404

Contract transactions
Contract purchase payments	390,575	261,477	283,366	997,350	364,554
Net transfers(1)	1,766,240	779,838	7,695,695	(7,780,755)	4,503,776
Transfers for policy loans	12,832	3,874	6,345	32,124	8,472
Adjustments to net assets allocated to contracts in payment period	(25,135)	(554)	(27,229)	(30,943)	(67,273)
Contract charges	(37,460)	(7,566)	(177,166)	(113,651)	(24,963)
Contract terminations:
Surrender benefits	(6,019,866)	(1,256,656)	(6,320,628)	(14,169,173)	(3,854,055)
Death benefits	(1,425,064)	(102,639)	(1,348,016)	(2,083,689)	(439,807)
Increase (decrease) from contract transactions	(5,337,878)	(322,226)	112,367	(23,148,737)	490,704
Net assets at beginning of year	61,785,566	10,127,662	67,369,034	143,801,141	34,991,576
Net assets at end of year	$55,347,886	$12,605,371	$69,963,573	$144,174,648	$46,157,684

Accumulation unit activity
Units outstanding at beginning of year	41,014,603	21,422,578	39,638,358	62,336,420	10,051,638
Units purchased	1,731,249	2,300,093	4,737,297	429,534	1,185,335
Units redeemed	(5,307,135)	(2,672,846)	(4,584,748)	(9,575,566)	(1,059,157)
Units outstanding at end of year	37,438,717	21,049,825	39,790,907	53,190,388	10,177,816

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$85,930	$77,165	$1,544,914	$(5,570,583)	$605,282
Net realized gain (loss) on sales of investments	116,772	183,699	(192,035)	29,690,761	1,494,264
Distributions from capital gains	1,633,272	—	—	72,753,709	1,879,101
Net change in unrealized appreciation or depreciation of investments	(430,743)	1,080,002	713,488	36,860,615	4,979,124
Net increase (decrease) in net assets resulting from operations	1,405,231	1,340,866	2,066,367	133,734,502	8,957,771

Contract transactions
Contract purchase payments	626,152	478,037	725,692	24,961,417	195,393
Net transfers(1)	(365,340)	2,370,298	7,956,730	(15,718,467)	(131,110)
Transfers for policy loans	(365)	(1,942)	17,056	(22,946)	34,316
Adjustments to net assets allocated to contracts in payment period	(24,207)	(2,170)	(37,763)	(115,699)	(43,610)
Contract charges	(6,098)	(5,247)	(68,502)	(258,512)	(9,416)
Contract terminations:
Surrender benefits	(1,057,951)	(1,111,012)	(8,381,481)	(50,008,035)	(3,119,785)
Death benefits	(305,575)	(166,200)	(1,739,579)	(8,359,678)	(484,738)
Increase (decrease) from contract transactions	(1,133,384)	1,561,764	(1,527,847)	(49,521,920)	(3,558,950)
Net assets at beginning of year	15,965,029	12,104,333	78,847,717	534,239,456	37,318,832
Net assets at end of year	$16,236,876	$15,006,963	$79,386,237	$618,452,038	$42,717,653

Accumulation unit activity
Units outstanding at beginning of year	10,756,237	10,983,851	53,305,625	156,502,878	12,828,800
Units purchased	530,146	2,387,996	5,839,963	6,575,028	68,597
Units redeemed	(1,267,668)	(1,102,655)	(6,838,734)	(19,460,463)	(1,115,847)
Units outstanding at end of year	10,018,715	12,269,192	52,306,854	143,617,443	11,781,550

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$(258,108)	$(45,709)	$2,600,053	$5,044	$1,956,092
Net realized gain (loss) on sales of investments	3,605,405	462,584	739,188	(1,011,058)	197,568
Distributions from capital gains	12,002,323	865,740	2,763,781	1,550,852	—
Net change in unrealized appreciation or depreciation of investments	1,337,221	679,386	(2,026,327)	14,866,940	5,715,205
Net increase (decrease) in net assets resulting from operations	16,686,841	1,962,001	4,076,695	15,411,778	7,868,865

Contract transactions
Contract purchase payments	477,942	87,769	10,368,555	707,257	3,200,671
Net transfers(1)	(1,940,420)	(105,147)	20,490,450	(1,602,967)	1,588,870
Transfers for policy loans	33,463	6,335	26,026	17,199	4,014
Adjustments to net assets allocated to contracts in payment period	(142,057)	(16,613)	79,148	80,030	7,106
Contract charges	(17,082)	(2,528)	(57,109)	(53,952)	(19,410)
Contract terminations:
Surrender benefits	(6,784,343)	(1,005,911)	(14,446,742)	(7,398,284)	(3,638,449)
Death benefits	(722,095)	(47,384)	(2,750,042)	(931,747)	(1,275,179)
Increase (decrease) from contract transactions	(9,094,592)	(1,083,479)	13,710,286	(9,182,464)	(132,377)
Net assets at beginning of year	71,388,806	11,088,443	159,417,632	64,477,036	52,300,809
Net assets at end of year	$78,981,055	$11,966,965	$177,204,613	$70,706,350	$60,037,297

Accumulation unit activity
Units outstanding at beginning of year	8,169,100	5,118,065	127,919,805	26,983,898	38,727,567
Units purchased	54,964	39,735	24,544,160	327,965	3,650,464
Units redeemed	(957,908)	(498,047)	(13,734,213)	(3,783,600)	(3,902,670)
Units outstanding at end of year	7,266,156	4,659,753	138,729,752	23,528,263	38,475,361

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst
Operations
Investment income (loss) — net	$88,395	$(491,911)	$26,305	$(22,516)	$(101,564)
Net realized gain (loss) on sales of investments	1,517,427	4,654,578	43,136	235,742	6,607,895
Distributions from capital gains	3,571,332	17,101,983	—	1,262,179	26,340,265
Net change in unrealized appreciation or depreciation of investments	22,110,191	11,375,098	185,545	(263,513)	(3,959,781)
Net increase (decrease) in net assets resulting from operations	27,287,345	32,639,748	254,986	1,211,892	28,886,815

Contract transactions
Contract purchase payments	5,378,228	648,563	399,742	35,534	457,776
Net transfers(1)	698,714	(4,391,843)	667,970	(5,716)	(5,847,963)
Transfers for policy loans	287	33,444	—	5,030	14,125
Adjustments to net assets allocated to contracts in payment period	(29,380)	2,776	(290)	(2,886)	(109,184)
Contract charges	(67,016)	(117,403)	(2,994)	(1,512)	(163,660)
Contract terminations:
Surrender benefits	(12,479,285)	(12,030,403)	(265,100)	(685,397)	(10,054,746)
Death benefits	(1,902,148)	(1,473,291)	(102,123)	(129,452)	(1,924,410)
Increase (decrease) from contract transactions	(8,400,600)	(17,328,157)	697,205	(784,399)	(17,628,062)
Net assets at beginning of year	115,452,300	116,601,769	7,104,398	5,450,744	109,200,750
Net assets at end of year	$134,339,045	$131,913,360	$8,056,589	$5,878,237	$120,459,503

Accumulation unit activity
Units outstanding at beginning of year	28,578,192	19,376,417	7,249,521	1,238,111	34,241,674
Units purchased	1,621,935	105,841	1,100,388	14,959	129,636
Units redeemed	(3,406,317)	(2,588,248)	(409,971)	(164,892)	(4,956,094)
Units outstanding at end of year	26,793,810	16,894,010	7,939,938	1,088,178	29,415,216

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$(138,356)	$714,693	$691,178	$(209,747)	$75,334
Net realized gain (loss) on sales of investments	1,232,126	(92,256)	5,232,699	1,211,002	2,297,283
Distributions from capital gains	1,900,396	1,183,548	—	2,634,410	3,490,903
Net change in unrealized appreciation or depreciation of investments	(1,224,146)	975,144	21,806,406	491,061	(3,412,247)
Net increase (decrease) in net assets resulting from operations	1,770,020	2,781,129	27,730,283	4,126,726	2,451,273

Contract transactions
Contract purchase payments	56,974	1,900,863	556,304	98,017	485,976
Net transfers(1)	(838,136)	1,370,155	(7,988,789)	(351,475)	(298,810)
Transfers for policy loans	26,391	(7,846)	26,969	(3,005)	20,539
Adjustments to net assets allocated to contracts in payment period	(2,419)	(132,305)	106,877	(13,525)	(17,494)
Contract charges	(4,633)	(13,553)	(223,371)	(11,858)	(42,019)
Contract terminations:
Surrender benefits	(1,552,141)	(2,738,539)	(9,491,753)	(2,195,276)	(5,224,847)
Death benefits	(125,084)	(479,104)	(2,652,564)	(471,186)	(711,156)
Increase (decrease) from contract transactions	(2,439,048)	(100,329)	(19,666,327)	(2,948,308)	(5,787,811)
Net assets at beginning of year	16,876,621	34,795,535	94,657,806	24,154,944	53,196,915
Net assets at end of year	$16,207,593	$37,476,335	$102,721,762	$25,333,362	$49,860,377

Accumulation unit activity
Units outstanding at beginning of year	4,758,183	25,879,810	36,169,809	15,946,166	23,325,526
Units purchased	21,586	2,452,759	292,788	59,927	379,845
Units redeemed	(662,821)	(2,442,960)	(6,680,426)	(1,846,621)	(2,795,108)
Units outstanding at end of year	4,116,948	25,889,609	29,782,171	14,159,472	20,910,263

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$(1,631,532)	$5,740,020	$(421,074)	$(892,136)	$(434,932)
Net realized gain (loss) on sales of investments	7,307,378	(2,188,526)	1,446,284	4,659,608	2,195,841
Distributions from capital gains	8,614,086	—	5,151,332	7,022,394	874,263
Net change in unrealized appreciation or depreciation of investments	7,402,734	(11,887,113)	(1,366,448)	9,575,754	14,800,924
Net increase (decrease) in net assets resulting from operations	21,692,666	(8,335,619)	4,810,094	20,365,620	17,436,096

Contract transactions
Contract purchase payments	6,581,459	2,294,250	449,975	5,224,927	19,550,293
Net transfers(1)	(2,423,052)	(984,386)	(621,883)	(1,662,258)	8,188,514
Transfers for policy loans	12,245	42,444	1,278	6,557	25,811
Adjustments to net assets allocated to contracts in payment period	(57,217)	(129,541)	(16,126)	60,599	(7,978)
Contract charges	(83,877)	(213,558)	(25,004)	(49,079)	(36,008)
Contract terminations:
Surrender benefits	(13,307,611)	(16,522,214)	(3,950,736)	(8,718,766)	(6,588,928)
Death benefits	(2,101,151)	(3,884,325)	(534,098)	(1,431,971)	(1,742,484)
Increase (decrease) from contract transactions	(11,379,204)	(19,397,330)	(4,696,594)	(6,569,991)	19,389,220
Net assets at beginning of year	158,216,377	192,491,359	46,552,979	98,849,877	100,413,323
Net assets at end of year	$168,529,839	$164,758,410	$46,666,479	$112,645,506	$137,238,639

Accumulation unit activity
Units outstanding at beginning of year	44,144,319	109,621,404	14,172,573	27,781,304	74,252,503
Units purchased	1,720,979	2,000,752	333,032	1,441,536	19,309,467
Units redeemed	(4,677,183)	(13,358,745)	(1,700,885)	(3,055,116)	(5,810,168)
Units outstanding at end of year	41,188,115	98,263,411	12,804,720	26,167,724	87,751,802

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$(104,330)	$414,238	$(298,207)	$41,619	$(636,405)
Net realized gain (loss) on sales of investments	918,661	300,792	3,404,764	401,234	4,332,895
Distributions from capital gains	1,611,556	1,600,738	5,387,772	—	3,414,506
Net change in unrealized appreciation or depreciation of investments	173,947	(3,741,692)	(2,140,938)	2,072,091	4,154,442
Net increase (decrease) in net assets resulting from operations	2,599,834	(1,425,924)	6,353,391	2,514,944	11,265,438

Contract transactions
Contract purchase payments	107,956	4,063,778	223,958	156,497	3,258,114
Net transfers(1)	(654,894)	1,497,266	(1,138,737)	103,620	(1,968,466)
Transfers for policy loans	25,048	7,058	9,778	30,586	(2,917)
Adjustments to net assets allocated to contracts in payment period	205	(5,275)	(24,164)	(13,017)	7,126
Contract charges	(4,680)	(20,143)	(14,189)	(9,645)	(59,759)
Contract terminations:
Surrender benefits	(1,027,203)	(5,212,021)	(3,667,309)	(1,766,680)	(5,603,703)
Death benefits	(160,102)	(1,337,999)	(253,824)	(331,015)	(1,195,808)
Increase (decrease) from contract transactions	(1,713,670)	(1,007,336)	(4,864,487)	(1,829,654)	(5,565,413)
Net assets at beginning of year	17,483,754	67,138,609	39,830,721	20,941,836	61,213,869
Net assets at end of year	$18,369,918	$64,705,349	$41,319,625	$21,627,126	$66,913,894

Accumulation unit activity
Units outstanding at beginning of year	6,521,022	55,738,941	12,474,432	11,851,588	18,250,099
Units purchased	45,502	5,160,906	77,396	220,522	1,101,983
Units redeemed	(640,855)	(6,018,319)	(1,509,898)	(1,186,249)	(2,560,311)
Units outstanding at end of year	5,925,669	54,881,528	11,041,930	10,885,861	16,791,771

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$279,340	$(696,565)	$(420,738)	$839,926	$(1,558,713)
Net realized gain (loss) on sales of investments	352,006	3,375,164	1,906,086	5,042,663	9,150,663
Distributions from capital gains	—	10,633,072	8,758,028	5,148,814	60,196,496
Net change in unrealized appreciation or depreciation of investments	1,077,776	4,471,245	(9,601,471)	6,925,841	(85,652,731)
Net increase (decrease) in net assets resulting from operations	1,709,122	17,782,916	641,905	17,957,244	(17,864,285)

Contract transactions
Contract purchase payments	1,038,355	499,932	275,524	3,330,836	12,357,578
Net transfers(1)	(685,839)	(3,036,904)	(876,412)	(5,885,189)	(5,207,801)
Transfers for policy loans	1,409	19,243	6,437	8,186	(9,382)
Adjustments to net assets allocated to contracts in payment period	—	7,478	(36,983)	(51,632)	23,146
Contract charges	(6,844)	(38,279)	(28,772)	(85,304)	(67,022)
Contract terminations:
Surrender benefits	(862,631)	(6,429,501)	(3,881,209)	(12,688,166)	(11,205,759)
Death benefits	(1,341,306)	(740,630)	(587,654)	(3,305,063)	(2,495,314)
Increase (decrease) from contract transactions	(1,856,856)	(9,718,661)	(5,129,069)	(18,676,332)	(6,604,554)
Net assets at beginning of year	17,230,411	76,753,079	49,535,853	155,077,144	154,281,030
Net assets at end of year	$17,082,677	$84,817,334	$45,048,689	$154,358,056	$129,812,191

Accumulation unit activity
Units outstanding at beginning of year	11,732,231	35,259,601	10,532,653	40,895,329	19,576,852
Units purchased	762,635	306,787	60,776	873,762	1,675,345
Units redeemed	(1,996,736)	(4,293,308)	(1,082,536)	(5,875,272)	(2,462,253)
Units outstanding at end of year	10,498,130	31,273,080	9,510,893	35,893,819	18,789,944

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	57

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Operations
Investment income (loss) — net	$266,605	$(67,669)	$(42,123)	$6,009,390	$90,644
Net realized gain (loss) on sales of investments	187,460	518,403	80,112	644,876	40,221
Distributions from capital gains	—	158,890	378,142	—	768,012
Net change in unrealized appreciation or depreciation of investments	3,402,540	667,966	451,929	1,692,060	(174,853)
Net increase (decrease) in net assets resulting from operations	3,856,605	1,277,590	868,060	8,346,326	724,024

Contract transactions
Contract purchase payments	167,309	89,685	503,534	1,087,141	1,311,375
Net transfers(1)	(644,382)	(111,389)	819,021	(1,560,869)	35,646
Transfers for policy loans	4,364	187	212	9,904	(680)
Adjustments to net assets allocated to contracts in payment period	(3,828)	(166)	1,522	(55,479)	(526)
Contract charges	(17,783)	(12,688)	(1,767)	(60,324)	(1,453)
Contract terminations:
Surrender benefits	(2,137,960)	(848,844)	(265,063)	(4,760,564)	(367,304)
Death benefits	(200,415)	(190,126)	(108,909)	(1,334,653)	(38,891)
Increase (decrease) from contract transactions	(2,832,695)	(1,073,341)	948,550	(6,674,844)	938,167
Net assets at beginning of year	18,245,689	10,622,748	4,769,072	58,127,758	5,746,716
Net assets at end of year	$19,269,599	$10,826,997	$6,585,682	$59,799,240	$7,408,907

Accumulation unit activity
Units outstanding at beginning of year	13,407,797	6,799,600	4,401,416	32,326,045	4,148,150
Units purchased	173,416	242,526	1,164,590	734,519	1,109,464
Units redeemed	(2,036,257)	(867,582)	(356,719)	(4,150,628)	(459,902)
Units outstanding at end of year	11,544,956	6,174,544	5,209,287	28,909,936	4,797,712

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Operations
Investment income (loss) — net	$451,921	$(279,676)	$(122,225)	$(264,807)	$(14,706)
Net realized gain (loss) on sales of investments	(62,870)	1,612,538	832,416	(1,002,014)	165,789
Distributions from capital gains	2,799,333	3,701,541	629,979	—	—
Net change in unrealized appreciation or depreciation of investments	(4,769,563)	2,962,685	2,271,698	(338,112)	1,719,089
Net increase (decrease) in net assets resulting from operations	(1,581,179)	7,997,088	3,611,868	(1,604,933)	1,870,172

Contract transactions
Contract purchase payments	6,691,777	193,785	97,886	1,028,835	84,796
Net transfers(1)	(106,161)	194,532	(626,538)	(338,448)	(297,920)
Transfers for policy loans	12,101	(3,004)	11,384	1,306	13,976
Adjustments to net assets allocated to contracts in payment period	—	(503)	(11,913)	—	(17,836)
Contract charges	(17,541)	(18,127)	(3,692)	(7,370)	(3,103)
Contract terminations:
Surrender benefits	(4,336,394)	(2,561,252)	(1,361,451)	(1,556,810)	(905,393)
Death benefits	(924,799)	(377,406)	(224,794)	(517,433)	(125,673)
Increase (decrease) from contract transactions	1,318,983	(2,571,975)	(2,119,118)	(1,389,920)	(1,251,153)
Net assets at beginning of year	64,444,377	36,224,338	12,922,738	27,164,064	8,951,022
Net assets at end of year	$64,182,181	$41,649,451	$14,415,488	$24,169,211	$9,570,041

Accumulation unit activity
Units outstanding at beginning of year	54,941,667	8,423,998	2,174,081	29,604,899	2,673,065
Units purchased	7,112,830	154,402	16,110	1,822,162	24,495
Units redeemed	(5,982,184)	(674,321)	(309,296)	(3,406,353)	(336,547)
Units outstanding at end of year	56,072,313	7,904,079	1,880,895	28,020,708	2,361,013

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	59

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$3,296,248	$(9,985,336)	$(5,219,722)	$(6,204,994)	$(4,420,562)
Net realized gain (loss) on sales of investments	701,242	123,104,730	58,620,689	31,988,021	29,513,355
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(9,015,094)	26,729,264	24,777,632	(15,216,853)	(16,939,698)
Net increase (decrease) in net assets resulting from operations	(5,017,604)	139,848,658	78,178,599	10,566,174	8,153,095

Contract transactions
Contract purchase payments	3,240,532	55,244,968	4,754,283	24,080,343	658,211
Net transfers(1)	806,125	(96,215,962)	(20,260,520)	(21,706,751)	(39,068,201)
Transfers for policy loans	(222)	(52,227)	168,897	(882)	15,315
Adjustments to net assets allocated to contracts in payment period	—	71,371	—	26,859	—
Contract charges	(8,277)	(6,088,960)	(2,788,281)	(4,804,176)	(2,886,162)
Contract terminations:
Surrender benefits	(1,926,180)	(112,562,818)	(61,199,679)	(68,632,841)	(42,066,189)
Death benefits	(232,750)	(9,254,358)	(1,420,324)	(15,702,196)	(13,978,112)
Increase (decrease) from contract transactions	1,879,228	(168,857,986)	(80,745,624)	(86,739,644)	(97,325,138)
Net assets at beginning of year	33,395,974	1,022,254,389	563,162,903	651,949,069	508,729,115
Net assets at end of year	$30,257,598	$993,245,061	$560,595,878	$575,775,599	$419,557,072

Accumulation unit activity
Units outstanding at beginning of year	24,608,649	447,139,775	244,947,371	444,638,598	345,596,844
Units purchased	3,613,746	23,223,616	2,425,786	21,539,265	466,390
Units redeemed	(2,001,791)	(91,036,542)	(34,725,714)	(80,038,209)	(66,159,730)
Units outstanding at end of year	26,220,604	379,326,849	212,647,443	386,139,654	279,903,504

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$(2,434,077)	$(3,114,425)	$(7,500,662)	$(15,208,382)	$(124,041,821)
Net realized gain (loss) on sales of investments	2,006,436	2,082,566	32,446,991	49,507,034	163,790,957
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	22,751,681	36,727,995	(13,791,546)	30,371,297	1,233,789,031
Net increase (decrease) in net assets resulting from operations	22,324,040	35,696,136	11,154,783	64,669,949	1,273,538,167

Contract transactions
Contract purchase payments	18,037,654	38,782,295	13,612,336	27,893,172	631,686,988
Net transfers(1)	17,688,196	26,075,023	(100,058,084)	(44,693,832)	286,115,406
Transfers for policy loans	4,253	—	8,837	3,494	36,925
Adjustments to net assets allocated to contracts in payment period	—	29,690	78,870	(143,132)	(188,802)
Contract charges	(3,070,405)	(3,827,090)	(10,384,721)	(18,750,206)	(154,986,850)
Contract terminations:
Surrender benefits	(7,055,823)	(6,559,743)	(48,926,691)	(73,867,133)	(529,087,779)
Death benefits	(2,153,028)	(2,370,582)	(7,740,582)	(17,701,631)	(70,985,638)
Increase (decrease) from contract transactions	23,450,847	52,129,593	(153,410,035)	(127,259,268)	162,590,250
Net assets at beginning of year	220,499,737	263,829,471	826,131,293	1,535,497,817	11,679,062,825
Net assets at end of year	$266,274,624	$351,655,200	$683,876,041	$1,472,908,498	$13,115,191,242

Accumulation unit activity
Units outstanding at beginning of year	185,210,047	207,705,529	649,931,678	1,128,541,922	7,572,902,104
Units purchased	28,495,480	48,442,160	11,486,230	21,599,330	556,761,387
Units redeemed	(9,716,373)	(9,414,630)	(132,061,271)	(113,235,548)	(463,712,752)
Units outstanding at end of year	203,989,154	246,733,059	529,356,637	1,036,905,704	7,665,950,739

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	61

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4
Operations
Investment income (loss) — net	$(149,444,834)	$(77,383,980)	$(64,157,043)	$(30,903,182)	$(17,347,361)
Net realized gain (loss) on sales of investments	309,373,814	243,493,278	448,928,334	319,262,379	175,005,221
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	929,349,260	423,868,121	144,748,521	49,284,812	44,656,033
Net increase (decrease) in net assets resulting from operations	1,089,278,240	589,977,419	529,519,812	337,644,009	202,313,893

Contract transactions
Contract purchase payments	323,680,326	343,373,706	10,094,339	108,824,297	11,618,814
Net transfers(1)	77,681,919	393,614,699	48,410,791	(207,633,721)	(52,948,795)
Transfers for policy loans	(5,665)	158,037	291,642	185,281	234,077
Adjustments to net assets allocated to contracts in payment period	(90,413)	(427,246)	—	(262,542)	—
Contract charges	(189,721,623)	(66,526,329)	(45,461,294)	(19,870,923)	(8,176,580)
Contract terminations:
Surrender benefits	(690,549,890)	(727,440,844)	(642,947,242)	(376,499,413)	(203,124,133)
Death benefits	(115,638,088)	(116,929,331)	(120,926,174)	(29,381,760)	(15,608,347)
Increase (decrease) from contract transactions	(594,643,434)	(174,177,308)	(750,537,938)	(524,638,781)	(268,004,964)
Net assets at beginning of year	14,491,910,943	7,493,231,563	6,870,098,261	3,180,301,273	1,890,515,398
Net assets at end of year	$14,986,545,749	$7,909,031,674	$6,649,080,135	$2,993,306,501	$1,824,824,327

Accumulation unit activity
Units outstanding at beginning of year	9,435,051,253	3,989,791,192	3,634,890,696	1,529,550,881	903,027,681
Units purchased	255,133,843	374,291,606	35,297,397	51,412,930	5,364,229
Units redeemed	(631,668,362)	(462,109,567)	(413,055,129)	(285,454,852)	(125,216,059)
Units outstanding at end of year	9,058,516,734	3,901,973,231	3,257,132,964	1,295,508,959	783,175,851

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(14,143,185)	$(11,674,237)	$(207,894)	$(532,712)	$(3,515,831)
Net realized gain (loss) on sales of investments	66,740,923	79,928,393	3,098,193	7,440,768	12,608,074
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,770,713	(11,295,938)	2,738,888	5,830,453	12,065,854
Net increase (decrease) in net assets resulting from operations	63,368,451	56,958,218	5,629,187	12,738,509	21,158,097

Contract transactions
Contract purchase payments	52,598,860	1,286,863	92,934	408,469	16,511,957
Net transfers(1)	(3,998,384)	(9,636,369)	(937,752)	(4,453,287)	(50,402,011)
Transfers for policy loans	47,885	(11,411)	2,381	13,138	657
Adjustments to net assets allocated to contracts in payment period	14,849	—	(5,429)	(103,083)	66,566
Contract charges	(8,844,419)	(7,035,242)	(46,733)	(124,630)	(4,330,948)
Contract terminations:
Surrender benefits	(111,786,081)	(101,688,135)	(2,332,246)	(5,646,629)	(17,155,449)
Death benefits	(32,315,194)	(37,173,487)	(408,059)	(967,036)	(3,637,651)
Increase (decrease) from contract transactions	(104,282,484)	(154,257,781)	(3,634,904)	(10,873,058)	(58,946,879)
Net assets at beginning of year	1,404,345,660	1,259,907,571	21,712,448	58,543,868	381,004,986
Net assets at end of year	$1,363,431,627	$1,162,608,008	$23,706,731	$60,409,319	$343,216,204

Accumulation unit activity
Units outstanding at beginning of year	848,395,998	755,455,996	8,698,696	17,789,270	298,160,760
Units purchased	37,587,253	858,092	100,563	118,611	12,541,193
Units redeemed	(98,897,209)	(90,974,876)	(1,386,784)	(2,992,956)	(58,304,126)
Units outstanding at end of year	787,086,042	665,339,212	7,412,475	14,914,925	252,397,827

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	63

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(36,725,805)	$(20,468,000)	$(400,367)	$(553,033)	$376,574
Net realized gain (loss) on sales of investments	29,473,073	21,728,344	2,018,498	3,317,098	34,970
Distributions from capital gains	—	—	8,567,612	2,544,504	—
Net change in unrealized appreciation or depreciation of investments	501,496,847	200,812,572	10,953,775	21,903,785	(411,974)
Net increase (decrease) in net assets resulting from operations	494,244,115	202,072,916	21,139,518	27,212,354	(430)

Contract transactions
Contract purchase payments	395,385,187	146,311,714	1,592,613	1,296,642	1,644,956
Net transfers(1)	(29,800,798)	(9,478,884)	(9,675,984)	(5,313,333)	1,021,546
Transfers for policy loans	(369)	9,194	66,718	32,653	684
Adjustments to net assets allocated to contracts in payment period	—	(55,007)	(328,812)	(31,115)	—
Contract charges	(47,117,589)	(25,414,663)	(198,583)	(152,245)	(3,271)
Contract terminations:
Surrender benefits	(100,974,840)	(57,500,275)	(26,512,044)	(16,501,439)	(724,726)
Death benefits	(21,902,747)	(13,957,159)	(3,141,130)	(2,162,203)	(177,020)
Increase (decrease) from contract transactions	195,588,844	39,914,920	(38,197,222)	(22,831,040)	1,762,169
Net assets at beginning of year	3,392,122,274	1,935,523,801	263,234,270	162,607,793	10,857,031
Net assets at end of year	$4,081,955,233	$2,177,511,637	$246,176,566	$166,989,107	$12,618,770

Accumulation unit activity
Units outstanding at beginning of year	2,383,120,370	1,429,369,072	45,839,020	41,614,091	8,499,174
Units purchased	259,375,681	107,808,383	290,327	350,712	2,271,142
Units redeemed	(135,385,279)	(80,155,038)	(6,444,250)	(5,622,967)	(867,632)
Units outstanding at end of year	2,507,110,772	1,457,022,417	39,685,097	36,341,836	9,902,684

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See	accompanying notes to financial statements.

64	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Account 10 (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for RiverSource® Retirement Advisor Variable Annuity – Band 3 (RAVA Band 3) contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RAVA Band 3 contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under RAVA Band 3 contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through RAVA Band 3.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B) (renamed to AB VPS Relative Value Portfolio (Class B) effective sometime during the second quarter of 2023)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Sus Gbl Thematic, Cl B	AB VPS Sustainable Global Thematic Portfolio (Class B) (previously AB VPS Global Thematic Growth Portfolio (Class B))
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl I	American Century VP Value, Class I
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3))
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	65

Division	Fund
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1) (previously CTIVP® – Loomis Sayles Growth Fund (Class 1))
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares (previously Invesco V.I. International Growth Fund, Series II Shares)
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Intl Eq, Cl S	Neuberger Berman AMT International Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)

66	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Division	Fund
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Acorn	Wanger Acorn (previously Wanger USA)
Wanger Intl	Wanger International
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2022.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	67

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

For RAVA Band 3 contracts, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.55% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on this product and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5. SURRENDER CHARGES

There is no charge if you surrender all or part of your contract during the accumulation phase.

6. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2022 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$3,898,713
AB VPS Gro & Inc, Cl B	15,941,861
AB VPS Intl Val, Cl B	5,021,191
AB VPS Sus Gbl Thematic, Cl B	1,944,679
Allspg VT Index Asset Alloc, Cl 2	2,618,542
Allspg VT Intl Eq, Cl 2	2,261,616
Allspg VT Sm Cap Gro, Cl 2	20,038,236
ALPS Alerian Engy Infr, Class III	14,761,901
AC VP Intl, Cl I	1,337,262
AC VP Mid Cap Val, Cl II	10,369,746
AC VP Ultra, Cl II	7,496,176
AC VP Val, Cl I	4,144,431
BlackRock Global Alloc, Cl III	7,102,066
Calvert VP SRI Bal, Cl I	2,983,395
Col VP Bal, Cl 3	17,985,854
Col VP Commodity Strategy, Cl 2	21,649,599
Col VP Contrarian Core, Cl 2	12,895,105
Col VP Disciplined Core, Cl 3	1,639,538
Col VP Divd Opp, Cl 3	9,867,318
Col VP Emerg Mkts Bond, Cl 2	1,815,199
Col VP Emer Mkts, Cl 3	28,163,026
Col VP Global Strategic Inc, Cl 3	2,991,619
Col VP Govt Money Mkt, Cl 3	64,810,077
Col VP Hi Yield Bond, Cl 3	8,684,406
Col VP Inc Opp, Cl 3	8,044,391
Col VP Inter Bond, Cl 3	12,840,648
Col VP Lg Cap Gro, Cl 3	2,103,981

Division	Purchases
Col VP Lg Cap Index, Cl 3	$24,335,824
Col VP Limited Duration Cr, Cl 2	25,847,666
Col VP Long Govt/Cr Bond, Cl 2	2,543,640
Col VP Overseas Core, Cl 3	5,717,960
Col VP Select Lg Cap Val, Cl 3	10,912,730
Col VP Select Mid Cap Gro, Cl 3	1,469,966
Col VP Select Mid Cap Val, Cl 3	3,152,307
Col VP Select Sm Cap Val, Cl 3	2,205,114
Col VP US Govt Mtge, Cl 3	2,762,728
CS Commodity Return	6,076,653
CTIVP BR Gl Infl Prot Sec, Cl 3	7,323,365
CTIVP Prin Blue Chip Gro, Cl 1	1,732,719
CTIVP Vty Sycamore Estb Val, Cl 3	4,374,614
Del Ivy VIP Asset Strategy, Cl II	2,264,467
DWS Alt Asset Alloc VIP, Cl B	6,775,047
EV VT Floating-Rate Inc, Init Cl	20,321,934
Fid VIP Contrafund, Serv Cl 2	39,260,511
Fid VIP Gro & Inc, Serv Cl	1,992,667
Fid VIP Mid Cap, Serv Cl	4,588,497
Fid VIP Overseas, Serv Cl	332,115
Fid VIP Strategic Inc, Serv Cl 2	20,785,105
Frank Global Real Est, Cl 2	7,117,598
Frank Inc, Cl 2	16,787,421
Frank Sm Cap Val, Cl 2	30,258,328
GS VIT Mid Cap Val, Inst	18,174,266
GS VIT Multi-Strategy Alt, Advisor	3,704,584
GS VIT Sm Cap Eq Insights, Inst	139,660

68	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

Division	Purchases
GS VIT U.S. Eq Insights, Inst	$2,073,179
Invesco VI Am Fran, Ser I	3,343,371
Invesco VI Bal Risk Alloc, Ser II	8,740,985
Invesco VI Comstock, Ser II	11,135,071
Invesco VI Dis Mid Cap Gro, Ser I	5,093,939
Invesco VI EQV Intl Eq, Ser II	5,661,413
Invesco VI Global, Ser II	26,924,876
Invesco VI Gbl Strat Inc, Ser II	2,229,817
Invesco VI Hlth, Ser II	7,721,222
Invesco VI Mn St Sm Cap, Ser II	16,367,770
Janus Henderson VIT Bal, Serv	20,796,315
Janus Henderson VIT Enter, Serv	2,893,538
Janus Henderson VIT Flex Bd, Serv	6,843,966
Janus Hend VIT Gbl Tech Innov, Srv	5,900,142
Janus Henderson VIT Overseas, Serv	2,004,074
Janus Henderson VIT Res, Serv	12,650,213
Lazard Ret Global Dyn MA, Serv	1,842,564
MFS Mass Inv Gro Stock, Serv Cl	12,934,844
MFS New Dis, Serv Cl	12,031,174
MFS Utilities, Serv Cl	22,632,868
MS VIF Dis, Cl II	45,345,479
MS VIF Global Real Est, Cl II	1,917,370
NB AMT Intl Eq, Cl S	3,867,215
NB AMT US Eq Index PW Strat, Cl S	3,965,705
PIMCO VIT All Asset, Advisor Cl	14,729,152
PIMCO VIT Glb Man As Alloc, Adv Cl	1,413,406
PIMCO VIT Tot Return, Advisor Cl	10,343,530
Put VT Sus Leaders, Cl IB	7,362,243

Division	Purchases
Royce Micro-Cap, Invest Cl	$3,410,509
Temp Global Bond, Cl 2	2,060,055
Third Ave VST Third Ave Value	376,008
VanEck VIP Global Gold, Cl S	7,209,346
VP Aggr, Cl 2	64,481,074
VP Aggr, Cl 4	7,207,801
VP Conserv, Cl 2	58,604,549
VP Conserv, Cl 4	18,661,839
VP Man Risk, Cl 2	10,743,463
VP Man Risk US, Cl 2	67,458,375
VP Man Vol Conserv, Cl 2	81,709,908
VP Man Vol Conserv Gro, Cl 2	32,109,437
VP Man Vol Gro, Cl 2	25,561,345
VP Man Vol Mod Gro, Cl 2	24,708,258
VP Mod, Cl 2	143,371,178
VP Mod, Cl 4	9,277,309
VP Mod Aggr, Cl 2	74,290,476
VP Mod Aggr, Cl 4	6,864,377
VP Mod Conserv, Cl 2	40,661,018
VP Mod Conserv, Cl 4	10,755,417
VP Ptnrs Core Eq, Cl 3	220,131
VP Ptnrs Sm Cap Val, Cl 3	827,082
VP US Flex Conserv Gro, Cl 2	43,441,472
VP US Flex Gro, Cl 2	141,470,255
VP US Flex Mod Gro, Cl 2	66,618,740
Wanger Acorn	63,631,141
Wanger Intl	25,507,914
WA Var Global Hi Yd Bond, Cl II	2,051,320

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2022	7,606	$1.23	to	$1.08	$8,891	2.55%	0.55%	to	1.90%	(19.12%)	to	(20.21%)
2021	8,157	$1.52	to	$1.35	$11,850	1.61%	0.55%	to	1.90%	8.68%	to	7.22%
2020	7,782	$1.40	to	$1.26	$10,461	1.52%	0.55%	to	1.90%	4.29%	to	2.89%
2019	9,012	$1.34	to	$1.23	$11,673	1.80%	0.55%	to	1.90%	14.61%	to	13.07%
2018	7,870	$1.17	to	$1.08	$8,930	1.54%	0.55%	to	1.90%	(7.86%)	to	(9.10%)
AB VPS Gro & Inc, Cl B
2022	21,769	$3.62	to	$1.00	$72,788	1.10%	0.55%	to	1.55%	(4.94%)	to	(0.06	%)(7)
2021	23,359	$3.80	to	$2.96	$82,840	0.63%	0.55%	to	1.45%	27.14%	to	26.00%
2020	26,311	$2.99	to	$2.35	$73,638	1.34%	0.55%	to	1.45%	1.91%	to	1.00%
2019	29,990	$2.94	to	$2.33	$82,516	1.02%	0.55%	to	1.45%	22.93%	to	21.83%
2018	33,116	$2.39	to	$1.91	$74,356	0.73%	0.55%	to	1.45%	(6.36%)	to	(7.21%)
AB VPS Intl Val, Cl B
2022	43,733	$1.90	to	$0.80	$64,852	4.13%	0.55%	to	1.45%	(14.27%)	to	(15.03%)
2021	46,915	$2.22	to	$0.94	$81,262	1.65%	0.55%	to	1.45%	10.25%	to	9.26%
2020	52,865	$2.01	to	$0.86	$83,459	1.53%	0.55%	to	1.45%	1.65%	to	0.74%
2019	60,148	$1.98	to	$0.86	$93,276	0.77%	0.55%	to	1.45%	16.15%	to	15.11%
2018	69,012	$1.70	to	$0.74	$92,028	1.06%	0.55%	to	1.45%	(23.40%)	to	(24.09%)
AB VPS Sus Gbl Thematic, Cl B
2022	3,065	$2.69	to	$0.94	$7,697	—	0.55%	to	1.55%	(27.57%)	to	(6.14	%)(7)
2021	3,296	$3.71	to	$3.27	$11,645	—	0.55%	to	1.45%	21.90%	to	20.81%
2020	3,590	$3.05	to	$2.71	$10,374	0.42%	0.55%	to	1.45%	38.32%	to	37.08%
2019	3,339	$2.20	to	$1.97	$7,016	0.17%	0.55%	to	1.45%	29.07%	to	27.91%
2018	3,433	$1.71	to	$1.54	$5,616	—	0.55%	to	1.45%	(10.48%)	to	(11.29%)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Index Asset Alloc, Cl 2
2022	5,962	$3.22	to	$2.96	$18,562	0.63%	0.55%	to	1.20%	(17.48%)	to	(18.01%)
2021	6,570	$3.90	to	$3.61	$24,848	0.59%	0.55%	to	1.20%	15.36%	to	14.61%
2020	7,351	$3.38	to	$3.15	$24,171	0.82%	0.55%	to	1.20%	15.94%	to	15.20%
2019	8,230	$2.92	to	$2.74	$23,399	1.09%	0.55%	to	1.20%	19.50%	to	18.72%
2018	9,481	$2.44	to	$2.30	$22,593	0.97%	0.55%	to	1.20%	(3.44%)	to	(4.07%)
Allspg VT Intl Eq, Cl 2
2022	13,606	$1.84	to	$1.15	$21,237	3.65%	0.55%	to	1.45%	(12.37%)	to	(13.15%)
2021	14,752	$2.10	to	$1.33	$26,283	1.08%	0.55%	to	1.45%	6.28%	to	5.33%
2020	16,331	$1.98	to	$1.26	$27,472	2.58%	0.55%	to	1.45%	4.35%	to	3.42%
2019	18,783	$1.89	to	$1.22	$30,400	3.69%	0.55%	to	1.45%	14.85%	to	13.82%
2018	20,982	$1.65	to	$1.07	$29,640	11.24%	0.55%	to	1.45%	(17.73%)	to	(18.48%)
Allspg VT Sm Cap Gro, Cl 2
2022	19,710	$3.97	to	$2.10	$71,369	—	0.55%	to	1.90%	(34.78%)	to	(35.66%)
2021	21,888	$6.09	to	$3.27	$122,035	—	0.55%	to	1.90%	7.05%	to	5.61%
2020	23,583	$5.69	to	$3.10	$123,475	—	0.55%	to	1.90%	56.92%	to	54.82%
2019	24,616	$3.63	to	$2.00	$82,575	—	0.55%	to	1.90%	24.14%	to	22.48%
2018	26,761	$2.92	to	$1.63	$72,561	—	0.55%	to	1.90%	0.75%	to	(0.61%)
ALPS Alerian Engy Infr, Class III
2022	38,045	$1.16	to	$1.02	$42,306	4.78%	0.55%	to	1.90%	16.68%	to	15.12%
2021	31,011	$1.00	to	$0.89	$29,707	2.06%	0.55%	to	1.90%	37.02%	to	35.18%
2020	31,725	$0.73	to	$0.66	$22,314	2.78%	0.55%	to	1.90%	(25.54%)	to	(26.54%)
2019	35,763	$0.98	to	$0.89	$33,932	1.50%	0.55%	to	1.90%	19.75%	to	18.15%
2018	40,353	$0.82	to	$0.76	$32,131	1.69%	0.55%	to	1.90%	(19.40%)	to	(20.49%)
AC VP Intl, Cl I
2022	3,217	$2.05	to	$1.87	$6,233	1.50%	0.55%	to	0.95%	(25.17%)	to	(25.47%)
2021	3,597	$2.75	to	$2.51	$9,341	0.16%	0.55%	to	0.95%	8.15%	to	7.72%
2020	3,871	$2.54	to	$2.33	$9,327	0.49%	0.55%	to	0.95%	25.19%	to	24.69%
2019	4,271	$2.03	to	$1.87	$8,221	0.88%	0.55%	to	0.95%	27.72%	to	27.21%
2018	4,951	$1.59	to	$1.47	$7,484	1.29%	0.55%	to	0.95%	(15.69%)	to	(16.03%)
AC VP Mid Cap Val, Cl II
2022	12,448	$3.13	to	$0.99	$40,249	2.11%	0.55%	to	1.55%	(1.92%)	to	(0.64	%)(7)
2021	12,841	$3.19	to	$3.46	$42,771	1.00%	0.55%	to	1.45%	22.34%	to	21.25%
2020	14,793	$2.61	to	$2.85	$40,391	1.63%	0.55%	to	1.45%	0.56%	to	(0.35%)
2019	19,355	$2.59	to	$2.86	$52,756	1.91%	0.55%	to	1.45%	28.29%	to	27.14%
2018	23,734	$2.02	to	$2.25	$50,642	1.25%	0.55%	to	1.45%	(13.44%)	to	(14.22%)
AC VP Ultra, Cl II
2022	8,897	$4.24	to	$3.83	$36,106	—	0.55%	to	1.45%	(32.83%)	to	(33.43%)
2021	9,890	$6.32	to	$5.75	$60,002	—	0.55%	to	1.45%	22.32%	to	21.23%
2020	11,057	$5.16	to	$4.74	$54,981	—	0.55%	to	1.45%	48.73%	to	47.40%
2019	11,208	$3.47	to	$3.22	$37,737	—	0.55%	to	1.45%	33.72%	to	32.53%
2018	12,466	$2.60	to	$2.43	$31,543	0.11%	0.55%	to	1.45%	0.04%	to	(0.86%)
AC VP Val, Cl I
2022	5,778	$5.19	to	$4.73	$28,456	2.09%	0.55%	to	0.95%	(0.01%)	to	(0.41%)
2021	6,246	$5.19	to	$4.75	$30,851	1.73%	0.55%	to	0.95%	23.83%	to	23.33%
2020	6,916	$4.19	to	$3.85	$27,765	2.28%	0.55%	to	0.95%	0.42%	to	0.02%
2019	8,222	$4.17	to	$3.85	$32,899	2.11%	0.55%	to	0.95%	26.34%	to	25.83%
2018	9,425	$3.30	to	$3.06	$29,909	1.63%	0.55%	to	0.95%	(9.65%)	to	(10.01%)
BlackRock Global Alloc, Cl III
2022	48,231	$1.56	to	$1.35	$71,677	—	0.55%	to	1.90%	(16.53%)	to	(17.64%)
2021	51,484	$1.87	to	$1.64	$92,142	0.83%	0.55%	to	1.90%	5.83%	to	4.41%
2020	49,337	$1.77	to	$1.57	$83,868	1.34%	0.55%	to	1.90%	20.05%	to	18.43%
2019	51,774	$1.47	to	$1.33	$73,748	1.25%	0.55%	to	1.90%	17.11%	to	15.55%
2018	58,332	$1.26	to	$1.15	$71,337	0.83%	0.55%	to	1.90%	(8.09%)	to	(9.32%)

70	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Calvert VP SRI Bal, Cl I
2022	8,225	$2.47	to	$2.44	$19,357	1.18%	0.55%	to	1.20%	(15.88%)	to	(16.42%)
2021	9,172	$2.93	to	$2.92	$25,775	1.16%	0.55%	to	1.20%	14.49%	to	13.74%
2020	9,850	$2.56	to	$2.57	$24,246	1.51%	0.55%	to	1.20%	14.63%	to	13.88%
2019	10,384	$2.24	to	$2.26	$22,358	1.56%	0.55%	to	1.20%	23.72%	to	22.92%
2018	10,525	$1.81	to	$1.83	$18,359	1.74%	0.55%	to	1.20%	(3.20%)	to	(3.84%)
Col VP Bal, Cl 3
2022	183,169	$2.87	to	$1.84	$489,962	—	0.55%	to	1.90%	(17.20%)	to	(18.31%)
2021	198,849	$3.46	to	$2.25	$643,716	—	0.55%	to	1.90%	14.11%	to	12.58%
2020	202,406	$3.03	to	$2.00	$577,612	—	0.55%	to	1.90%	16.94%	to	15.37%
2019	200,210	$2.59	to	$1.73	$493,462	—	0.55%	to	1.90%	22.11%	to	20.47%
2018	209,029	$2.13	to	$1.44	$424,747	—	0.55%	to	1.90%	(6.41%)	to	(7.67%)
Col VP Commodity Strategy, Cl 2
2022	29,909	$0.86	to	$0.76	$24,623	28.61%	0.55%	to	1.90%	18.05%	to	16.47%
2021	15,752	$0.73	to	$0.65	$11,016	—	0.55%	to	1.90%	31.29%	to	29.53%
2020	8,170	$0.56	to	$0.50	$4,373	20.03%	0.55%	to	1.90%	(2.09%)	to	(3.40%)
2019	8,107	$0.57	to	$0.52	$4,460	0.93%	0.55%	to	1.90%	7.19%	to	5.75%
2018	8,710	$0.53	to	$0.49	$4,491	—	0.55%	to	1.90%	(14.64%)	to	(15.79%)
Col VP Contrarian Core, Cl 2
2022	45,630	$2.62	to	$2.29	$114,015	—	0.55%	to	1.90%	(19.30%)	to	(20.38%)
2021	46,001	$3.24	to	$2.88	$143,414	—	0.55%	to	1.90%	23.28%	to	21.63%
2020	46,707	$2.63	to	$2.37	$118,781	—	0.55%	to	1.90%	21.33%	to	19.71%
2019	48,211	$2.17	to	$1.98	$101,337	—	0.55%	to	1.90%	32.08%	to	30.31%
2018	52,094	$1.64	to	$1.52	$83,307	—	0.55%	to	1.90%	(9.64%)	to	(10.86%)
Col VP Disciplined Core, Cl 3
2022	96,320	$2.83	to	$2.90	$302,302	—	0.55%	to	1.45%	(19.27%)	to	(20.00%)
2021	105,498	$3.50	to	$3.63	$411,739	—	0.55%	to	1.45%	31.84%	to	30.66%
2020	116,774	$2.65	to	$2.77	$347,019	—	0.55%	to	1.45%	13.36%	to	12.34%
2019	131,960	$2.34	to	$2.47	$346,230	—	0.55%	to	1.45%	23.95%	to	22.84%
2018	147,359	$1.89	to	$2.01	$312,920	—	0.55%	to	1.45%	(4.27%)	to	(5.13%)
Col VP Divd Opp, Cl 3
2022	106,455	$4.47	to	$2.38	$398,253	—	0.55%	to	1.45%	(1.78%)	to	(2.66%)
2021	112,748	$4.55	to	$2.45	$432,848	—	0.55%	to	1.45%	25.33%	to	24.20%
2020	128,498	$3.63	to	$1.97	$395,051	—	0.55%	to	1.45%	0.47%	to	(0.43%)
2019	148,528	$3.62	to	$1.98	$456,364	—	0.55%	to	1.45%	23.24%	to	22.14%
2018	172,206	$2.93	to	$1.62	$430,290	—	0.55%	to	1.45%	(6.39%)	to	(7.23%)
Col VP Emerg Mkts Bond, Cl 2
2022	10,088	$0.97	to	$0.85	$9,401	4.03%	0.55%	to	1.90%	(16.62%)	to	(17.73%)
2021	11,854	$1.17	to	$1.04	$13,330	3.68%	0.55%	to	1.90%	(2.99%)	to	(4.29%)
2020	12,122	$1.21	to	$1.09	$14,140	3.23%	0.55%	to	1.90%	6.58%	to	5.14%
2019	13,256	$1.13	to	$1.03	$14,563	4.87%	0.55%	to	1.90%	11.47%	to	9.98%
2018	13,128	$1.01	to	$0.94	$12,998	4.32%	0.55%	to	1.90%	(7.89%)	to	(9.13%)
Col VP Emer Mkts, Cl 3
2022	31,922	$2.82	to	$1.55	$71,144	—	0.55%	to	1.45%	(33.34%)	to	(33.94%)
2021	35,031	$4.23	to	$2.35	$117,350	0.99%	0.55%	to	1.45%	(7.84%)	to	(8.67%)
2020	38,326	$4.59	to	$2.57	$139,658	0.56%	0.55%	to	1.45%	32.63%	to	31.44%
2019	45,589	$3.46	to	$1.96	$125,995	0.18%	0.55%	to	1.45%	30.71%	to	29.54%
2018	53,483	$2.65	to	$1.51	$113,557	0.45%	0.55%	to	1.45%	(22.01%)	to	(22.71%)
Col VP Global Strategic Inc, Cl 3
2022	31,815	$1.66	to	$1.03	$45,420	3.43%	0.55%	to	1.45%	(14.08%)	to	(14.85%)
2021	35,882	$1.93	to	$1.21	$59,979	3.92%	0.55%	to	1.45%	0.59%	to	(0.32%)
2020	38,477	$1.92	to	$1.22	$64,308	5.22%	0.55%	to	1.45%	4.11%	to	3.17%
2019	43,214	$1.85	to	$1.18	$69,749	—	0.55%	to	1.45%	10.30%	to	9.31%
2018	49,751	$1.67	to	$1.08	$73,103	4.33%	0.55%	to	1.45%	(5.86%)	to	(6.71%)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	71

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 3
2022	125,779	$1.21	to	$0.91	$135,605	1.22%	0.55%	to	1.45%	0.61%	to	(0.29%)
2021	101,435	$1.21	to	$0.91	$110,390	0.01%	0.55%	to	1.45%	(0.53%)	to	(1.41%)
2020	123,715	$1.21	to	$0.93	$135,583	0.18%	0.55%	to	1.45%	(0.27%)	to	(1.16%)
2019	86,619	$1.22	to	$0.94	$96,069	1.73%	0.55%	to	1.45%	1.21%	to	0.30%
2018	105,979	$1.20	to	$0.93	$116,885	1.36%	0.55%	to	1.45%	0.83%	to	(0.08%)
Col VP Hi Yield Bond, Cl 3
2022	43,790	$3.01	to	$2.01	$118,266	5.08%	0.55%	to	1.45%	(11.19%)	to	(11.99%)
2021	50,238	$3.39	to	$2.28	$153,394	4.93%	0.55%	to	1.45%	4.29%	to	3.35%
2020	55,713	$3.25	to	$2.21	$163,849	5.64%	0.55%	to	1.45%	5.96%	to	5.01%
2019	66,858	$3.07	to	$2.10	$185,992	5.75%	0.55%	to	1.45%	16.08%	to	15.04%
2018	78,729	$2.64	to	$1.83	$189,434	5.46%	0.55%	to	1.45%	(4.53%)	to	(5.39%)
Col VP Inc Opp, Cl 3
2022	32,732	$2.43	to	$1.95	$73,104	5.16%	0.55%	to	1.45%	(10.70%)	to	(11.50%)
2021	37,714	$2.72	to	$2.20	$94,708	8.85%	0.55%	to	1.45%	3.90%	to	2.97%
2020	42,052	$2.61	to	$2.14	$101,999	4.60%	0.55%	to	1.45%	5.16%	to	4.21%
2019	49,492	$2.49	to	$2.05	$114,398	4.99%	0.55%	to	1.45%	15.59%	to	14.56%
2018	57,728	$2.15	to	$1.79	$115,887	4.80%	0.55%	to	1.45%	(4.39%)	to	(5.25%)
Col VP Inter Bond, Cl 3
2022	126,393	$1.98	to	$1.32	$218,263	3.03%	0.55%	to	1.45%	(17.62%)	to	(18.36%)
2021	145,682	$2.41	to	$1.62	$306,148	3.17%	0.55%	to	1.45%	(0.90%)	to	(1.79%)
2020	160,950	$2.43	to	$1.65	$342,523	2.75%	0.55%	to	1.45%	11.83%	to	10.83%
2019	159,192	$2.17	to	$1.49	$305,425	3.11%	0.55%	to	1.45%	8.52%	to	7.55%
2018	167,470	$2.00	to	$1.38	$298,059	2.22%	0.55%	to	1.45%	(0.29%)	to	(1.19%)
Col VP Lg Cap Gro, Cl 3
2022	42,115	$2.33	to	$3.11	$101,467	—	0.55%	to	1.45%	(31.82%)	to	(32.43%)
2021	47,378	$3.42	to	$4.60	$168,058	—	0.55%	to	1.45%	27.83%	to	26.69%
2020	55,016	$2.67	to	$3.63	$152,397	—	0.55%	to	1.45%	33.83%	to	32.63%
2019	62,416	$2.00	to	$2.74	$128,985	—	0.55%	to	1.45%	35.02%	to	33.80%
2018	73,335	$1.48	to	$2.05	$112,703	—	0.55%	to	1.45%	(4.62%)	to	(5.48%)
Col VP Lg Cap Index, Cl 3
2022	141,826	$3.24	to	$2.64	$454,456	—	0.55%	to	1.90%	(18.89%)	to	(19.98%)
2021	149,903	$3.99	to	$3.30	$595,823	—	0.55%	to	1.90%	27.52%	to	25.81%
2020	152,958	$3.13	to	$2.62	$479,900	—	0.55%	to	1.90%	17.25%	to	15.68%
2019	156,149	$2.67	to	$2.27	$420,166	—	0.55%	to	1.90%	30.23%	to	28.49%
2018	149,134	$2.05	to	$1.76	$309,702	—	0.55%	to	1.90%	(5.34%)	to	(6.62%)
Col VP Limited Duration Cr, Cl 2
2022	70,475	$1.00	to	$0.94	$74,819	0.52%	0.55%	to	1.90%	(6.87%)	to	(8.12%)
2021	59,735	$1.07	to	$1.03	$68,215	1.39%	0.55%	to	1.90%	(1.38%)	to	(2.71%)
2020	54,109	$1.09	to	$1.06	$62,924	2.54%	0.55%	to	1.90%	4.99%	to	3.58%
2019	39,044	$1.04	to	$1.02	$43,437	2.09%	0.55%	to	1.90%	6.88%	to	5.44%
2018	36,076	$0.97	to	$0.97	$37,787	1.64%	0.55%	to	1.90%	(0.57%)	to	(1.90%)
Col VP Long Govt/Cr Bond, Cl 2
2022	10,846	$1.01	to	$0.88	$10,487	2.36%	0.55%	to	1.90%	(28.09%)	to	(29.06%)
2021	12,912	$1.40	to	$1.24	$17,456	1.65%	0.55%	to	1.90%	(4.00%)	to	(5.28%)
2020	19,114	$1.46	to	$1.31	$27,008	2.51%	0.55%	to	1.90%	16.43%	to	14.87%
2019	12,488	$1.25	to	$1.14	$15,275	2.52%	0.55%	to	1.90%	18.77%	to	17.17%
2018	11,169	$1.05	to	$0.98	$11,586	3.20%	0.55%	to	1.90%	(5.90%)	to	(7.17%)
Col VP Overseas Core, Cl 3
2022	30,269	$1.57	to	$1.40	$49,413	0.80%	0.55%	to	1.45%	(15.27%)	to	(16.03%)
2021	32,569	$1.85	to	$1.66	$63,000	1.18%	0.55%	to	1.45%	9.28%	to	8.30%
2020	36,058	$1.69	to	$1.54	$64,166	1.56%	0.55%	to	1.45%	8.33%	to	7.36%
2019	42,438	$1.56	to	$1.43	$69,942	1.96%	0.55%	to	1.45%	24.63%	to	23.52%
2018	50,268	$1.25	to	$1.16	$66,585	2.69%	0.55%	to	1.45%	(17.16%)	to	(17.91%)

72	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Lg Cap Val, Cl 3
2022	13,975	$4.09	to	$3.04	$50,932	—	0.55%	to	1.45%	(2.49%)	to	(3.36%)
2021	12,549	$4.20	to	$3.15	$47,197	—	0.55%	to	1.45%	25.46%	to	24.33%
2020	10,598	$3.34	to	$2.53	$31,993	—	0.55%	to	1.45%	6.37%	to	5.41%
2019	13,028	$3.14	to	$2.40	$36,838	—	0.55%	to	1.45%	25.85%	to	24.72%
2018	14,388	$2.50	to	$1.92	$32,487	—	0.55%	to	1.45%	(12.79%)	to	(13.58%)
Col VP Select Mid Cap Gro, Cl 3
2022	19,888	$3.64	to	$2.64	$58,878	—	0.55%	to	1.45%	(31.30%)	to	(31.91%)
2021	22,032	$5.30	to	$3.88	$95,791	—	0.55%	to	1.45%	15.77%	to	14.73%
2020	24,410	$4.57	to	$3.38	$92,335	—	0.55%	to	1.45%	34.49%	to	33.29%
2019	27,275	$3.40	to	$2.54	$77,186	—	0.55%	to	1.45%	34.28%	to	33.08%
2018	31,843	$2.53	to	$1.91	$67,559	—	0.55%	to	1.45%	(5.38%)	to	(6.23%)
Col VP Select Mid Cap Val, Cl 3
2022	12,744	$3.95	to	$2.72	$42,797	—	0.55%	to	1.45%	(10.06%)	to	(10.86%)
2021	13,270	$4.39	to	$3.05	$49,753	—	0.55%	to	1.45%	31.41%	to	30.23%
2020	15,060	$3.34	to	$2.34	$43,098	—	0.55%	to	1.45%	6.82%	to	5.86%
2019	18,698	$3.13	to	$2.21	$50,177	—	0.55%	to	1.45%	30.70%	to	29.53%
2018	22,628	$2.39	to	$1.71	$46,653	—	0.55%	to	1.45%	(13.88%)	to	(14.66%)
Col VP Select Sm Cap Val, Cl 3
2022	7,805	$4.45	to	$2.36	$29,169	—	0.55%	to	1.45%	(15.29%)	to	(16.04%)
2021	8,094	$5.26	to	$2.82	$36,039	—	0.55%	to	1.45%	30.08%	to	28.92%
2020	8,684	$4.04	to	$2.18	$30,099	—	0.55%	to	1.45%	8.46%	to	7.48%
2019	10,587	$3.73	to	$2.03	$33,704	—	0.55%	to	1.45%	16.94%	to	15.89%
2018	12,563	$3.19	to	$1.75	$34,140	—	0.55%	to	1.45%	(13.18%)	to	(13.96%)
Col VP US Govt Mtge, Cl 3
2022	31,984	$1.44	to	$1.00	$40,242	1.98%	0.55%	to	1.45%	(14.73%)	to	(15.50%)
2021	37,439	$1.69	to	$1.19	$55,348	1.89%	0.55%	to	1.45%	(1.61%)	to	(2.49%)
2020	41,015	$1.72	to	$1.22	$61,786	2.50%	0.55%	to	1.45%	4.38%	to	3.44%
2019	42,323	$1.65	to	$1.18	$61,670	2.69%	0.55%	to	1.45%	6.03%	to	5.08%
2018	47,865	$1.55	to	$1.12	$66,263	2.72%	0.55%	to	1.45%	1.16%	to	0.24%
CS Commodity Return
2022	21,993	$0.72	to	$0.65	$15,137	15.31%	0.55%	to	1.45%	15.40%	to	14.37%
2021	21,050	$0.62	to	$0.57	$12,605	4.76%	0.55%	to	1.45%	27.20%	to	26.06%
2020	21,423	$0.49	to	$0.45	$10,128	5.96%	0.55%	to	1.45%	(2.02%)	to	(2.90%)
2019	25,441	$0.50	to	$0.47	$12,321	0.87%	0.55%	to	1.45%	6.11%	to	5.16%
2018	29,778	$0.47	to	$0.44	$13,656	2.60%	0.55%	to	1.45%	(12.14%)	to	(12.94%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2022	36,009	$1.53	to	$1.29	$51,673	4.45%	0.55%	to	1.45%	(18.04%)	to	(18.77%)
2021	39,791	$1.87	to	$1.59	$69,964	0.69%	0.55%	to	1.45%	3.91%	to	2.97%
2020	39,638	$1.80	to	$1.55	$67,369	0.56%	0.55%	to	1.45%	8.52%	to	7.54%
2019	45,328	$1.66	to	$1.44	$71,210	3.16%	0.55%	to	1.45%	7.22%	to	6.26%
2018	53,141	$1.55	to	$1.35	$78,153	—	0.55%	to	1.45%	(1.06%)	to	(1.95%)
CTIVP Prin Blue Chip Gro, Cl 1
2022	47,724	$1.98	to	$1.86	$92,282	—	0.55%	to	1.45%	(28.40%)	to	(29.04%)
2021	53,190	$2.76	to	$2.62	$144,175	—	0.55%	to	1.45%	17.92%	to	16.87%
2020	62,336	$2.34	to	$2.24	$143,801	—	0.55%	to	1.45%	31.21%	to	30.04%
2019	72,360	$1.78	to	$1.73	$127,746	—	0.55%	to	1.45%	31.03%	to	29.86%
2018	86,651	$1.36	to	$1.33	$117,135	—	0.55%	to	1.45%	(2.93%)	to	(3.81%)
CTIVP Vty Sycamore Estb Val, Cl 3
2022	10,010	$4.91	to	$3.61	$43,664	—	0.55%	to	1.45%	(3.42%)	to	(4.28%)
2021	10,178	$5.09	to	$3.77	$46,158	—	0.55%	to	1.45%	31.03%	to	29.85%
2020	10,052	$3.88	to	$2.90	$34,992	—	0.55%	to	1.45%	7.31%	to	6.35%
2019	12,437	$3.62	to	$2.73	$40,364	—	0.55%	to	1.45%	27.31%	to	26.17%
2018	12,856	$2.84	to	$2.16	$32,901	—	0.55%	to	1.45%	(10.59%)	to	(11.40%)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	73

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Del Ivy VIP Asset Strategy, Cl II
2022	9,145	$1.42	to	$1.24	$12,502	1.52%	0.55%	to	1.90%	(15.21%)	to	(16.34%)
2021	10,019	$1.67	to	$1.49	$16,237	1.59%	0.55%	to	1.90%	9.84%	to	8.37%
2020	10,756	$1.52	to	$1.37	$15,965	2.00%	0.55%	to	1.90%	13.25%	to	11.73%
2019	12,187	$1.34	to	$1.23	$16,046	2.12%	0.55%	to	1.90%	21.11%	to	19.48%
2018	13,310	$1.11	to	$1.03	$14,604	1.83%	0.55%	to	1.90%	(5.96%)	to	(7.23%)
DWS Alt Asset Alloc VIP, Cl B
2022	15,555	$1.17	to	$1.02	$17,388	6.64%	0.55%	to	1.90%	(8.25%)	to	(9.47%)
2021	12,269	$1.28	to	$1.12	$15,007	1.58%	0.55%	to	1.90%	11.73%	to	10.24%
2020	10,984	$1.14	to	$1.02	$12,104	2.51%	0.55%	to	1.90%	4.74%	to	3.34%
2019	13,011	$1.09	to	$0.98	$13,753	3.56%	0.55%	to	1.90%	13.72%	to	12.20%
2018	14,302	$0.96	to	$0.88	$13,348	1.94%	0.55%	to	1.90%	(9.85%)	to	(11.07%)
EV VT Floating-Rate Inc, Init Cl
2022	57,322	$1.55	to	$0.97	$83,655	4.66%	0.55%	to	1.55%	(3.27%)	to	(2.68	%)(7)
2021	52,307	$1.61	to	$1.39	$79,386	2.90%	0.55%	to	1.45%	3.06%	to	2.13%
2020	53,306	$1.56	to	$1.36	$78,848	3.33%	0.55%	to	1.45%	1.41%	to	0.53%
2019	75,165	$1.54	to	$1.36	$109,951	4.32%	0.55%	to	1.45%	6.49%	to	5.54%
2018	103,408	$1.44	to	$1.29	$142,449	3.75%	0.55%	to	1.45%	(0.62%)	to	(1.52%)
Fid VIP Contrafund, Serv Cl 2
2022	133,029	$3.28	to	$2.41	$416,576	0.26%	0.55%	to	1.90%	(26.89%)	to	(27.87%)
2021	143,617	$4.48	to	$3.34	$618,452	0.03%	0.55%	to	1.90%	26.81%	to	25.11%
2020	156,503	$3.53	to	$2.67	$534,239	0.08%	0.55%	to	1.90%	29.52%	to	27.78%
2019	172,296	$2.73	to	$2.09	$456,586	0.21%	0.55%	to	1.90%	30.56%	to	28.81%
2018	190,555	$2.09	to	$1.62	$388,931	0.43%	0.55%	to	1.90%	(7.16%)	to	(8.41%)
Fid VIP Gro & Inc, Serv Cl
2022	10,958	$3.62	to	$3.30	$37,405	1.56%	0.55%	to	0.95%	(5.54%)	to	(5.92%)
2021	11,782	$3.84	to	$3.51	$42,718	2.29%	0.55%	to	0.95%	25.07%	to	24.58%
2020	12,829	$3.07	to	$2.82	$37,319	2.01%	0.55%	to	0.95%	7.14%	to	6.72%
2019	14,530	$2.86	to	$2.64	$39,574	3.51%	0.55%	to	0.95%	29.23%	to	28.71%
2018	16,690	$2.22	to	$2.05	$35,297	0.25%	0.55%	to	0.95%	(9.58%)	to	(9.94%)
Fid VIP Mid Cap, Serv Cl
2022	6,630	$9.67	to	$8.81	$60,815	0.40%	0.55%	to	0.95%	(15.32%)	to	(15.66%)
2021	7,266	$11.42	to	$10.44	$78,981	0.50%	0.55%	to	0.95%	24.82%	to	24.32%
2020	8,169	$9.15	to	$8.40	$71,389	0.55%	0.55%	to	0.95%	17.39%	to	16.92%
2019	9,419	$7.79	to	$7.18	$70,309	0.77%	0.55%	to	0.95%	22.67%	to	22.18%
2018	10,955	$6.35	to	$5.88	$66,853	0.53%	0.55%	to	0.95%	(15.11%)	to	(15.45%)
Fid VIP Overseas, Serv Cl
2022	4,330	$2.03	to	$1.85	$8,318	0.96%	0.55%	to	0.95%	(25.00%)	to	(25.30%)
2021	4,660	$2.71	to	$2.48	$11,967	0.44%	0.55%	to	0.95%	18.92%	to	18.44%
2020	5,118	$2.28	to	$2.09	$11,088	0.34%	0.55%	to	0.95%	14.86%	to	14.40%
2019	5,912	$1.98	to	$1.83	$11,189	1.61%	0.55%	to	0.95%	26.97%	to	26.47%
2018	6,601	$1.56	to	$1.45	$9,868	1.37%	0.55%	to	0.95%	(15.35%)	to	(15.69%)
Fid VIP Strategic Inc, Serv Cl 2
2022	131,771	$1.17	to	$1.02	$147,370	3.39%	0.55%	to	1.90%	(12.00%)	to	(13.18%)
2021	138,730	$1.33	to	$1.18	$177,205	2.56%	0.55%	to	1.90%	2.97%	to	1.58%
2020	127,920	$1.29	to	$1.16	$159,418	3.05%	0.55%	to	1.90%	6.57%	to	5.14%
2019	135,767	$1.21	to	$1.10	$159,517	3.40%	0.55%	to	1.90%	10.05%	to	8.57%
2018	116,492	$1.10	to	$1.02	$125,045	3.67%	0.55%	to	1.90%	(3.36%)	to	(4.66%)
Frank Global Real Est, Cl 2
2022	22,064	$3.15	to	$1.00	$48,213	2.42%	0.55%	to	1.45%	(26.47%)	to	(27.12%)
2021	23,528	$4.28	to	$1.37	$70,706	0.89%	0.55%	to	1.45%	26.09%	to	24.97%
2020	26,984	$3.40	to	$1.10	$64,477	3.29%	0.55%	to	1.45%	(5.91%)	to	(6.75%)
2019	31,459	$3.61	to	$1.18	$80,181	2.64%	0.55%	to	1.45%	21.70%	to	20.61%
2018	36,256	$2.96	to	$0.98	$76,097	2.62%	0.55%	to	1.45%	(7.29%)	to	(8.12%)

74	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Inc, Cl 2
2022	41,040	$1.53	to	$1.34	$59,978	4.85%	0.55%	to	1.90%	(5.99%)		to	(7.25%)
2021	38,475	$1.63	to	$1.45	$60,037	4.60%	0.55%	to	1.90%	16.12%		to	14.56%
2020	38,728	$1.40	to	$1.27	$52,301	5.97%	0.55%	to	1.90%	0.14%		to	(1.21%)
2019	46,150	$1.40	to	$1.28	$62,607	5.35%	0.55%	to	1.90%	15.42%		to	13.87%
2018	44,620	$1.22	to	$1.12	$52,750	4.72%	0.55%	to	1.90%	(4.83%)		to	(6.12%)
Frank Sm Cap Val, Cl 2
2022	25,398	$6.71	to	$2.10	$113,286	1.00%	0.55%	to	1.90%	(10.56%)		to	(11.75%)
2021	26,794	$7.50	to	$2.38	$134,339	1.02%	0.55%	to	1.90%	24.68%		to	23.00%
2020	28,578	$6.02	to	$1.94	$115,452	1.50%	0.55%	to	1.90%	4.61%		to	3.22%
2019	32,667	$5.75	to	$1.88	$126,596	1.05%	0.55%	to	1.90%	25.66%		to	23.97%
2018	34,466	$4.58	to	$1.51	$107,886	0.88%	0.55%	to	1.90%	(13.36%)		to	(14.53%)
GS VIT Mid Cap Val, Inst
2022	15,316	$7.74	to	$4.95	$106,671	0.68%	0.55%	to	1.20%	(10.48%)		to	(11.06%)
2021	16,894	$8.65	to	$5.57	$131,913	0.46%	0.55%	to	1.20%	30.23%		to	29.39%
2020	19,376	$6.64	to	$4.31	$116,602	0.62%	0.55%	to	1.20%	7.81%		to	7.11%
2019	22,573	$6.16	to	$4.02	$126,366	0.77%	0.55%	to	1.20%	30.81%		to	29.96%
2018	26,237	$4.71	to	$3.09	$112,625	1.25%	0.55%	to	1.20%	(10.95%)		to	(11.53%)
GS VIT Multi-Strategy Alt, Advisor
2022	10,136	$0.97	to	$0.87	$9,493	3.47%	0.55%	to	1.90%	(7.36%)		to	(8.59%)
2021	7,940	$1.05	to	$0.95	$8,057	1.38%	0.55%	to	1.90%	4.08%		to	2.68%
2020	7,250	$1.01	to	$0.93	$7,104	1.83%	0.55%	to	1.90%	5.99%		to	4.57%
2019	6,769	$0.95	to	$0.88	$6,290	2.68%	0.55%	to	1.90%	8.01%		to	6.55%
2018	6,233	$0.88	to	$0.83	$5,394	2.36%	0.55%	to	1.90%	(7.61%)		to	(8.86%)
GS VIT Sm Cap Eq Insights, Inst
2022	975	$4.59	to	$4.18	$4,209	0.31%	0.55%	to	0.95%	(19.82%)		to	(20.14%)
2021	1,088	$5.73	to	$5.24	$5,878	0.45%	0.55%	to	0.95%	23.11%		to	22.62%
2020	1,238	$4.65	to	$4.27	$5,451	0.22%	0.55%	to	0.95%	7.99%		to	7.56%
2019	1,456	$4.31	to	$3.97	$5,957	0.48%	0.55%	to	0.95%	24.16%		to	23.66%
2018	1,610	$3.47	to	$3.21	$5,327	0.44%	0.55%	to	0.95%	(9.13%)		to	(9.49%)
GS VIT U.S. Eq Insights, Inst
2022	26,352	$3.44	to	$2.84	$85,875	0.79%	0.55%	to	1.45%	(20.18%)		to	(20.89%)
2021	29,415	$4.30	to	$3.59	$120,460	0.78%	0.55%	to	1.45%	28.70%		to	27.54%
2020	34,242	$3.34	to	$2.81	$109,201	0.84%	0.55%	to	1.45%	16.90%		to	15.86%
2019	40,322	$2.86	to	$2.43	$110,217	1.21%	0.55%	to	1.45%	24.52%		to	23.41%
2018	47,779	$2.30	to	$1.97	$105,192	1.19%	0.55%	to	1.45%	(6.71%)		to	(7.55%)
Invesco VI Am Fran, Ser I
2022	3,864	$2.76	to	$2.65	$10,393	—	0.55%	to	0.95%	(31.49%)		to	(31.76%)
2021	4,117	$4.03	to	$3.88	$16,208	—	0.55%	to	0.95%	11.31%		to	10.87%
2020	4,758	$3.62	to	$3.50	$16,877	0.07%	0.55%	to	0.95%	41.57%		to	41.01%
2019	5,370	$2.56	to	$2.48	$13,489	—	0.55%	to	0.95%	36.01%		to	35.46%
2018	6,121	$1.88	to	$1.83	$11,336	—	0.55%	to	0.95%	(4.16%)		to	(4.54%)
Invesco VI Bal Risk Alloc, Ser II
2022	26,236	$1.28	to	$1.12	$32,129	7.41%	0.55%	to	1.90%	(14.98%)		to	(16.12%)
2021	25,890	$1.50	to	$1.34	$37,476	3.03%	0.55%	to	1.90%	8.66%		to	7.21%
2020	25,880	$1.38	to	$1.25	$34,796	7.46%	0.55%	to	1.90%	9.39%		to	7.92%
2019	31,724	$1.27	to	$1.16	$39,137	—	0.55%	to	1.90%	14.25%		to	12.72%
2018	34,792	$1.11	to	$1.02	$37,768	1.26%	0.55%	to	1.90%	(7.23%)		to	(8.49%)
Invesco VI Comstock, Ser II
2022	27,918	$3.80	to	$1.01	$95,536	1.35%	0.55%	to	1.55%	0.29%		to	0.68	%(7)
2021	29,782	$3.79	to	$2.71	$102,722	1.57%	0.55%	to	1.45%	32.31%		to	31.13%
2020	36,170	$2.86	to	$2.07	$94,658	2.13%	0.55%	to	1.45%	(1.63%)		to	(2.51%)
2019	42,757	$2.91	to	$2.12	$113,810	1.67%	0.55%	to	1.45%	24.26%		to	23.14%
2018	50,584	$2.34	to	$1.72	$108,556	1.40%	0.55%	to	1.45%	(12.85%)		to	(13.64%)
Invesco VI Dis Mid Cap Gro, Ser I
2022	12,594	$1.23	to	$1.21	$15,421	—	0.55%	to	1.20%	(31.36%)		to	(31.80%)
2021	14,159	$1.79	to	$1.77	$25,333	—	0.55%	to	1.20%	18.45%		to	17.68%
2020	15,946	$1.51	to	$1.50	$24,155	0.05%	0.55%	to	1.20%	51.03	%(6)	to	50.36	%(6)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	75

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI EQV Intl Eq, Ser II
2022	19,003	$2.12	to	$1.63	$36,630	1.41%	0.55%	to	1.45%	(18.95%)		to	(19.68%)
2021	20,910	$2.61	to	$2.02	$49,860	1.03%	0.55%	to	1.45%	5.03%		to	4.09%
2020	23,326	$2.49	to	$1.94	$53,197	2.08%	0.55%	to	1.45%	13.11%		to	12.10%
2019	27,790	$2.20	to	$1.73	$56,237	1.25%	0.55%	to	1.45%	27.54%		to	26.39%
2018	33,586	$1.72	to	$1.37	$53,415	1.70%	0.55%	to	1.45%	(15.67%)		to	(16.43%)
Invesco VI Global, Ser II
2022	37,552	$3.29	to	$1.85	$103,293	—	0.55%	to	1.90%	(32.31%)		to	(33.22%)
2021	41,188	$4.87	to	$2.77	$168,530	—	0.55%	to	1.90%	14.54%		to	13.00%
2020	44,144	$4.25	to	$2.45	$158,216	0.44%	0.55%	to	1.90%	26.64%		to	24.94%
2019	49,088	$3.36	to	$1.96	$139,266	0.64%	0.55%	to	1.90%	30.73%		to	28.98%
2018	52,505	$2.57	to	$1.52	$114,539	0.75%	0.55%	to	1.90%	(13.87%)		to	(15.03%)
Invesco VI Gbl Strat Inc, Ser II
2022	85,984	$1.60	to	$0.85	$126,018	—	0.55%	to	1.90%	(12.20%)		to	(13.37%)
2021	98,263	$1.83	to	$0.98	$164,758	4.16%	0.55%	to	1.90%	(4.09%)		to	(5.38%)
2020	109,621	$1.91	to	$1.03	$192,491	5.23%	0.55%	to	1.90%	2.43%		to	1.06%
2019	128,020	$1.86	to	$1.02	$220,135	3.41%	0.55%	to	1.90%	10.00%		to	8.52%
2018	149,770	$1.69	to	$0.94	$234,872	4.57%	0.55%	to	1.90%	(5.07%)		to	(6.35%)
Invesco VI Hlth, Ser II
2022	11,724	$3.23	to	$2.95	$36,734	—	0.55%	to	1.45%	(14.01%)		to	(14.78%)
2021	12,805	$3.75	to	$3.46	$46,666	0.00%	0.55%	to	1.45%	11.43%		to	10.43%
2020	14,173	$3.37	to	$3.13	$46,553	0.10%	0.55%	to	1.45%	13.57%		to	12.56%
2019	14,951	$2.96	to	$2.78	$43,401	—	0.55%	to	1.45%	31.46%		to	30.28%
2018	17,735	$2.26	to	$2.13	$39,354	—	0.55%	to	1.45%	0.06%		to	(0.84%)
Invesco VI Mn St Sm Cap, Ser II
2022	23,898	$4.26	to	$2.32	$85,386	0.25%	0.55%	to	1.90%	(16.50%)		to	(17.62%)
2021	26,168	$5.11	to	$2.82	$112,646	0.18%	0.55%	to	1.90%	21.59%		to	19.96%
2020	27,781	$4.20	to	$2.35	$98,850	0.37%	0.55%	to	1.90%	18.98%		to	17.38%
2019	31,718	$3.53	to	$2.00	$94,237	—	0.55%	to	1.90%	25.44%		to	23.76%
2018	35,518	$2.81	to	$1.62	$84,593	0.06%	0.55%	to	1.90%	(11.03%)		to	(12.23%)
Janus Henderson VIT Bal, Serv
2022	88,215	$1.32	to	$1.24	$113,816	0.98%	0.55%	to	1.90%	(17.07%)		to	(18.18%)
2021	87,752	$1.59	to	$1.52	$137,239	0.69%	0.55%	to	1.90%	16.27%		to	14.70%
2020	74,253	$1.37	to	$1.32	$100,413	1.60%	0.55%	to	1.90%	13.40%		to	11.88%
2019	56,949	$1.21	to	$1.18	$68,253	1.82%	0.55%	to	1.90%	21.60%		to	19.98%
2018	32,123	$0.99	to	$0.98	$31,839	1.50%	0.55%	to	1.90%	(0.67	%)(5)	to	(1.58	%)(5)
Janus Henderson VIT Enter, Serv
2022	5,343	$2.73	to	$2.49	$13,772	0.08%	0.55%	to	0.95%	(16.61%)		to	(16.94%)
2021	5,926	$3.27	to	$3.00	$18,370	0.24%	0.55%	to	0.95%	15.90%		to	15.44%
2020	6,521	$2.82	to	$2.60	$17,484	—	0.55%	to	0.95%	18.53%		to	18.06%
2019	7,645	$2.38	to	$2.20	$17,333	0.05%	0.55%	to	0.95%	34.42%		to	33.88%
2018	8,646	$1.77	to	$1.65	$14,621	0.11%	0.55%	to	0.95%	(1.21%)		to	(1.61%)
Janus Henderson VIT Flex Bd, Serv
2022	49,715	$1.05	to	$0.92	$49,951	1.97%	0.55%	to	1.90%	(14.37%)		to	(15.51%)
2021	54,882	$1.23	to	$1.09	$64,705	1.63%	0.55%	to	1.90%	(1.66%)		to	(2.97%)
2020	55,739	$1.25	to	$1.12	$67,139	2.47%	0.55%	to	1.90%	9.65%		to	8.18%
2019	44,425	$1.14	to	$1.04	$49,020	2.88%	0.55%	to	1.90%	8.68%		to	7.22%
2018	41,077	$1.05	to	$0.97	$41,907	2.59%	0.55%	to	1.90%	(1.83%)		to	(3.15%)
Janus Hend VIT Gbl Tech Innov, Srv
2022	9,650	$2.40	to	$0.85	$22,290	—	0.55%	to	1.55%	(37.47%)		to	(16.26	%)(7)
2021	11,042	$3.84	to	$8.59	$41,320	0.11%	0.55%	to	1.20%	17.10%		to	16.34%
2020	12,474	$3.28	to	$7.38	$39,831	—	0.55%	to	1.20%	49.90%		to	48.93%
2019	13,302	$2.19	to	$4.96	$28,362	—	0.55%	to	1.20%	44.03%		to	43.09%
2018	15,070	$1.52	to	$3.46	$22,441	—	0.55%	to	1.20%	0.35%		to	(0.30%)

76	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Overseas, Serv
2022	10,668	$1.88	to	$1.00	$19,075	1.70%	0.55%	to	1.55%	(9.34%)	to	(0.29	%)(7)
2021	10,886	$2.08	to	$3.21	$21,627	1.02%	0.55%	to	1.20%	12.67%	to	11.94%
2020	11,852	$1.84	to	$2.86	$20,942	1.20%	0.55%	to	1.20%	15.39%	to	14.64%
2019	13,664	$1.60	to	$2.50	$20,973	1.82%	0.55%	to	1.20%	26.01%	to	25.20%
2018	15,915	$1.27	to	$2.00	$19,487	1.64%	0.55%	to	1.20%	(15.60%)	to	(16.16%)
Janus Henderson VIT Res, Serv
2022	15,712	$2.94	to	$2.39	$43,311	—	0.55%	to	1.90%	(30.45%)	to	(31.38%)
2021	16,792	$4.23	to	$3.48	$66,914	0.02%	0.55%	to	1.90%	19.39%	to	17.79%
2020	18,250	$3.54	to	$2.96	$61,214	0.22%	0.55%	to	1.90%	31.85%	to	30.08%
2019	20,124	$2.68	to	$2.27	$51,489	0.31%	0.55%	to	1.90%	34.48%	to	32.68%
2018	21,976	$2.00	to	$1.71	$42,067	0.36%	0.55%	to	1.90%	(3.37%)	to	(4.68%)
Lazard Ret Global Dyn MA, Serv
2022	8,731	$1.40	to	$1.23	$11,622	0.08%	0.55%	to	1.90%	(17.83%)	to	(18.93%)
2021	10,498	$1.70	to	$1.51	$17,083	2.74%	0.55%	to	1.90%	11.32%	to	9.83%
2020	11,732	$1.53	to	$1.38	$17,230	0.61%	0.55%	to	1.90%	0.26%	to	(1.09%)
2019	14,412	$1.53	to	$1.39	$21,230	0.05%	0.55%	to	1.90%	17.14%	to	15.57%
2018	15,222	$1.30	to	$1.21	$19,245	1.38%	0.55%	to	1.90%	(7.08%)	to	(8.34%)
MFS Mass Inv Gro Stock, Serv Cl
2022	29,550	$2.22	to	$2.07	$63,985	—	0.55%	to	1.45%	(19.89%)	to	(20.61%)
2021	31,273	$2.77	to	$2.61	$84,817	0.03%	0.55%	to	1.45%	24.97%	to	23.85%
2020	35,260	$2.22	to	$2.10	$76,753	0.22%	0.55%	to	1.45%	21.53%	to	20.44%
2019	36,777	$1.82	to	$1.75	$66,117	0.34%	0.55%	to	1.45%	38.82%	to	37.58%
2018	41,339	$1.31	to	$1.27	$53,770	0.33%	0.55%	to	1.45%	0.02%	to	(0.88%)
MFS New Dis, Serv Cl
2022	8,688	$3.45	to	$3.57	$28,558	—	0.55%	to	1.20%	(30.38%)	to	(30.83%)
2021	9,511	$4.96	to	$5.16	$45,049	—	0.55%	to	1.20%	1.02%	to	0.36%
2020	10,533	$4.91	to	$5.15	$49,536	—	0.55%	to	1.20%	44.78%	to	43.85%
2019	11,428	$3.39	to	$3.58	$37,250	—	0.55%	to	1.20%	40.50%	to	39.59%
2018	12,560	$2.41	to	$2.56	$29,201	—	0.55%	to	1.20%	(2.26%)	to	(2.90%)
MFS Utilities, Serv Cl
2022	35,725	$5.30	to	$1.97	$153,188	2.24%	0.55%	to	1.90%	(0.07%)	to	(1.41%)
2021	35,894	$5.31	to	$2.00	$154,358	1.52%	0.55%	to	1.90%	13.20%	to	11.68%
2020	40,895	$4.69	to	$1.79	$155,077	2.21%	0.55%	to	1.90%	5.04%	to	3.63%
2019	46,751	$4.46	to	$1.73	$169,548	3.78%	0.55%	to	1.90%	24.12%	to	22.45%
2018	51,317	$3.59	to	$1.41	$151,015	0.83%	0.55%	to	1.90%	0.26%	to	(1.09%)
MS VIF Dis, Cl II
2022	19,128	$2.64	to	$1.63	$48,221	—	0.55%	to	1.90%	(63.17%)	to	(63.67%)
2021	18,790	$7.18	to	$4.48	$129,812	—	0.55%	to	1.90%	(11.68%)	to	(12.87%)
2020	19,577	$8.13	to	$5.14	$154,281	—	0.55%	to	1.90%	150.66%	to	147.31%
2019	18,470	$3.24	to	$2.08	$58,529	—	0.55%	to	1.90%	39.20%	to	37.33%
2018	17,284	$2.33	to	$1.51	$39,637	—	0.55%	to	1.90%	9.92%	to	8.43%
MS VIF Global Real Est, Cl II
2022	10,342	$1.27	to	$1.15	$12,632	4.44%	0.55%	to	1.45%	(26.60%)	to	(27.26%)
2021	11,545	$1.73	to	$1.58	$19,270	2.35%	0.55%	to	1.45%	23.16%	to	22.05%
2020	13,408	$1.41	to	$1.29	$18,246	4.39%	0.55%	to	1.45%	(15.32%)	to	(16.08%)
2019	16,636	$1.66	to	$1.54	$26,812	2.61%	0.55%	to	1.45%	17.41%	to	16.35%
2018	20,200	$1.41	to	$1.32	$27,834	3.10%	0.55%	to	1.45%	(8.71%)	to	(9.53%)
NB AMT Intl Eq, Cl S
2022	5,709	$1.36	to	$1.32	$7,669	1.55%	0.55%	to	1.45%	(23.12%)	to	(23.81%)
2021	6,175	$1.77	to	$1.73	$10,827	0.32%	0.55%	to	1.45%	12.73%	to	11.72%
2020	6,800	$1.57	to	$1.55	$10,623	0.50%	0.55%	to	1.45%	11.95%	to	10.95%
2019	7,924	$1.40	to	$1.40	$11,112	0.15%	0.55%	to	1.45%	26.98%	to	25.85%
2018	9,712	$1.10	to	$1.11	$10,777	0.15%	0.55%	to	1.45%	(17.41%)	to	(18.15%)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	77

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
NB AMT US Eq Index PW Strat, Cl S
2022	6,788	$1.16	to	$1.03	$7,542	—	0.55%	to	1.90%	(11.76%)	to	(12.95%)
2021	5,209	$1.31	to	$1.19	$6,586	0.32%	0.55%	to	1.90%	17.30%	to	15.72%
2020	4,401	$1.12	to	$1.02	$4,769	0.86%	0.55%	to	1.90%	7.67%	to	6.22%
2019	4,240	$1.04	to	$0.96	$4,286	0.16%	0.55%	to	1.90%	14.63%	to	13.09%
2018	4,045	$0.91	to	$0.85	$3,586	—	0.55%	to	1.90%	(7.30%)	to	(8.54%)
PIMCO VIT All Asset, Advisor Cl
2022	28,886	$1.90	to	$1.21	$51,711	7.56%	0.55%	to	1.90%	(12.35%)	to	(13.53%)
2021	28,910	$2.17	to	$1.40	$59,799	10.91%	0.55%	to	1.90%	15.41%	to	13.86%
2020	32,326	$1.88	to	$1.23	$58,128	4.85%	0.55%	to	1.90%	7.32%	to	5.88%
2019	39,328	$1.75	to	$1.16	$66,173	2.77%	0.55%	to	1.90%	11.13%	to	9.64%
2018	46,372	$1.58	to	$1.06	$70,331	2.95%	0.55%	to	1.90%	(5.97%)	to	(7.23%)
PIMCO VIT Glb Man As Alloc, Adv Cl
2022	4,495	$1.32	to	$1.14	$5,605	1.90%	0.55%	to	1.90%	(18.84%)	to	(19.93%)
2021	4,798	$1.63	to	$1.43	$7,409	2.38%	0.55%	to	1.90%	11.99%	to	10.47%
2020	4,148	$1.45	to	$1.29	$5,747	7.83%	0.55%	to	1.90%	16.08%	to	14.51%
2019	4,415	$1.25	to	$1.13	$5,298	2.12%	0.55%	to	1.90%	16.32%	to	14.77%
2018	4,395	$1.08	to	$0.98	$4,553	1.59%	0.55%	to	1.90%	(6.13%)	to	(7.40%)
PIMCO VIT Tot Return, Advisor Cl
2022	54,369	$1.02	to	$0.89	$52,773	2.52%	0.55%	to	1.90%	(14.85%)	to	(15.99%)
2021	56,072	$1.19	to	$1.06	$64,182	1.72%	0.55%	to	1.90%	(1.91%)	to	(3.22%)
2020	54,942	$1.22	to	$1.10	$64,444	1.99%	0.55%	to	1.90%	7.94%	to	6.50%
2019	39,647	$1.13	to	$1.03	$43,292	2.89%	0.55%	to	1.90%	7.65%	to	6.21%
2018	29,874	$1.05	to	$0.97	$30,435	2.43%	0.55%	to	1.90%	(1.18%)	to	(2.51%)
Put VT Sus Leaders, Cl IB
2022	7,392	$4.16	to	$0.93	$29,066	0.55%	0.55%	to	1.55%	(23.33%)	to	(7.80	%)(7)
2021	7,904	$5.43	to	$5.04	$41,649	0.14%	0.55%	to	1.20%	22.86%	to	22.06%
2020	8,424	$4.42	to	$4.13	$36,224	0.42%	0.55%	to	1.20%	28.19%	to	27.36%
2019	9,530	$3.45	to	$3.24	$32,045	0.45%	0.55%	to	1.20%	35.61%	to	34.73%
2018	10,470	$2.54	to	$2.41	$26,029	—	0.55%	to	1.20%	(2.07%)	to	(2.71%)
Royce Micro-Cap, Invest Cl
2022	1,702	$6.25	to	$5.69	$10,011	—	0.55%	to	0.95%	(22.86%)	to	(23.17%)
2021	1,881	$8.10	to	$7.41	$14,415	—	0.55%	to	0.95%	29.27%	to	28.75%
2020	2,174	$6.27	to	$5.76	$12,923	—	0.55%	to	0.95%	23.12%	to	22.62%
2019	2,431	$5.09	to	$4.69	$11,773	—	0.55%	to	0.95%	18.90%	to	18.42%
2018	2,779	$4.28	to	$3.96	$11,343	—	0.55%	to	0.95%	(9.55%)	to	(9.91%)
Temp Global Bond, Cl 2
2022	25,466	$0.85	to	$0.75	$20,671	—	0.55%	to	1.90%	(5.47%)	to	(6.74%)
2021	28,021	$0.90	to	$0.80	$24,169	—	0.55%	to	1.90%	(5.51%)	to	(6.78%)
2020	29,605	$0.95	to	$0.86	$27,164	8.50%	0.55%	to	1.90%	(5.80%)	to	(7.07%)
2019	35,065	$1.01	to	$0.92	$34,358	7.17%	0.55%	to	1.90%	1.45%	to	0.09%
2018	37,431	$1.00	to	$0.92	$36,361	—	0.55%	to	1.90%	1.38%	to	0.01%
Third Ave VST Third Ave Value
2022	2,166	$4.91	to	$4.47	$10,107	1.49%	0.55%	to	0.95%	15.47%	to	15.01%
2021	2,361	$4.25	to	$3.89	$9,570	0.69%	0.55%	to	0.95%	21.39%	to	20.91%
2020	2,673	$3.50	to	$3.22	$8,951	2.67%	0.55%	to	0.95%	(2.93%)	to	(3.32%)
2019	3,063	$3.61	to	$3.33	$10,588	0.27%	0.55%	to	0.95%	11.85%	to	11.40%
2018	3,676	$3.23	to	$2.99	$11,381	1.82%	0.55%	to	0.95%	(20.78%)	to	(21.10%)
VanEck VIP Global Gold, Cl S
2022	28,070	$1.04	to	$0.91	$27,791	—	0.55%	to	1.90%	(13.83%)	to	(14.99%)
2021	26,221	$1.21	to	$1.07	$30,258	11.86%	0.55%	to	1.90%	(14.48%)	to	(15.63%)
2020	24,609	$1.41	to	$1.27	$33,396	2.86%	0.55%	to	1.90%	37.87%	to	36.02%
2019	19,858	$1.02	to	$0.94	$19,650	—	0.55%	to	1.90%	37.99%	to	36.14%
2018	17,188	$0.74	to	$0.69	$12,411	3.11%	0.55%	to	1.90%	(16.16%)	to	(17.30%)

78	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Aggr, Cl 2
2022	353,190	$2.24	to	$1.63	$745,332	—	0.55%	to	1.90%	(18.63%)	to	(19.72%)
2021	379,327	$2.75	to	$2.03	$993,245	—	0.55%	to	1.90%	15.12%	to	13.58%
2020	447,140	$2.39	to	$1.79	$1,022,254	—	0.55%	to	1.90%	14.36%	to	12.82%
2019	514,782	$2.09	to	$1.58	$1,033,752	—	0.55%	to	1.90%	20.92%	to	19.30%
2018	589,593	$1.73	to	$1.33	$983,660	—	0.55%	to	1.90%	(9.09%)	to	(10.31%)
VP Aggr, Cl 4
2022	195,567	$2.24	to	$2.00	$417,888	—	0.55%	to	1.45%	(18.64%)	to	(19.36%)
2021	212,647	$2.75	to	$2.48	$560,596	—	0.55%	to	1.45%	15.14%	to	14.11%
2020	244,947	$2.39	to	$2.17	$563,163	—	0.55%	to	1.45%	14.33%	to	13.30%
2019	297,629	$2.09	to	$1.92	$600,819	—	0.55%	to	1.45%	21.01%	to	19.93%
2018	364,028	$1.73	to	$1.60	$609,397	—	0.55%	to	1.45%	(9.12%)	to	(9.94%)
VP Conserv, Cl 2
2022	364,058	$1.32	to	$1.03	$453,757	—	0.55%	to	1.90%	(16.01%)	to	(17.13%)
2021	386,140	$1.57	to	$1.24	$575,776	—	0.55%	to	1.90%	2.25%	to	0.88%
2020	444,639	$1.54	to	$1.23	$651,949	—	0.55%	to	1.90%	8.70%	to	7.25%
2019	334,581	$1.42	to	$1.15	$452,819	—	0.55%	to	1.90%	10.14%	to	8.67%
2018	313,974	$1.29	to	$1.06	$387,057	—	0.55%	to	1.90%	(3.49%)	to	(4.79%)
VP Conserv, Cl 4
2022	246,692	$1.32	to	$1.18	$309,416	—	0.55%	to	1.45%	(15.96%)	to	(16.71%)
2021	279,904	$1.57	to	$1.42	$419,557	—	0.55%	to	1.45%	2.25%	to	1.34%
2020	345,597	$1.54	to	$1.40	$508,729	—	0.55%	to	1.45%	8.64%	to	7.66%
2019	322,396	$1.42	to	$1.30	$438,288	—	0.55%	to	1.45%	10.14%	to	9.15%
2018	359,816	$1.29	to	$1.19	$446,021	—	0.55%	to	1.45%	(3.41%)	to	(4.29%)
VP Man Risk, Cl 2
2022	196,286	$1.09	to	$1.02	$209,643	—	0.55%	to	1.90%	(17.84%)	to	(18.94%)
2021	203,989	$1.33	to	$1.25	$266,275	—	0.55%	to	1.90%	10.12%	to	8.64%
2020	185,210	$1.21	to	$1.16	$220,500	—	0.55%	to	1.90%	7.20%	to	5.76%
2019	159,500	$1.13	to	$1.09	$177,905	—	0.55%	to	1.90%	15.42%	to	13.87%
2018	95,804	$0.98	to	$0.96	$92,980	—	0.55%	to	1.90%	(5.82%)	to	(7.09%)
VP Man Risk US, Cl 2
2022	289,531	$1.19	to	$1.11	$338,221	—	0.55%	to	1.90%	(17.67%)	to	(18.77%)
2021	246,733	$1.45	to	$1.37	$351,655	—	0.55%	to	1.90%	12.72%	to	11.21%
2020	207,706	$1.29	to	$1.23	$263,829	—	0.55%	to	1.90%	9.19%	to	7.72%
2019	146,325	$1.18	to	$1.14	$171,094	—	0.55%	to	1.90%	17.67%	to	16.09%
2018	72,408	$1.00	to	$0.98	$72,135	—	0.55%	to	1.90%	(4.07%)	to	(5.36%)
VP Man Vol Conserv, Cl 2
2022	510,679	$1.11	to	$0.99	$548,639	—	0.55%	to	1.90%	(16.45%)	to	(17.57%)
2021	529,357	$1.33	to	$1.20	$683,876	—	0.55%	to	1.90%	2.06%	to	0.69%
2020	649,932	$1.30	to	$1.19	$826,131	—	0.55%	to	1.90%	7.53%	to	6.09%
2019	430,973	$1.21	to	$1.12	$511,641	—	0.55%	to	1.90%	11.30%	to	9.81%
2018	352,073	$1.09	to	$1.02	$377,188	—	0.55%	to	1.90%	(3.12%)	to	(4.42%)
VP Man Vol Conserv Gro, Cl 2
2022	938,364	$1.18	to	$1.07	$1,094,441	—	0.55%	to	1.90%	(17.52%)	to	(18.62%)
2021	1,036,906	$1.43	to	$1.32	$1,472,908	—	0.55%	to	1.90%	4.88%	to	3.47%
2020	1,128,542	$1.37	to	$1.27	$1,535,498	—	0.55%	to	1.90%	8.55%	to	7.10%
2019	1,086,807	$1.26	to	$1.19	$1,368,390	—	0.55%	to	1.90%	13.37%	to	11.85%
2018	1,045,272	$1.11	to	$1.06	$1,166,105	—	0.55%	to	1.90%	(4.83%)	to	(6.11%)
VP Man Vol Gro, Cl 2
2022	7,214,937	$1.32	to	$1.26	$9,852,364	—	0.55%	to	1.90%	(19.87%)	to	(20.94%)
2021	7,665,951	$1.65	to	$1.59	$13,115,191	—	0.55%	to	1.90%	11.28%	to	9.79%
2020	7,572,902	$1.48	to	$1.45	$11,679,063	—	0.55%	to	1.90%	10.69%	to	9.20%
2019	7,648,690	$1.34	to	$1.33	$10,691,504	—	0.55%	to	1.90%	17.61%	to	16.03%
2018	7,690,166	$1.14	to	$1.15	$9,161,189	—	0.55%	to	1.90%	(8.24%)	to	(9.48%)

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	79

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Mod Gro, Cl 2
2022	8,355,742	$1.26	to	$1.24	$11,208,244	—	0.55%	to	1.90%	(18.60%)	to	(19.69%)
2021	9,058,517	$1.55	to	$1.55	$14,986,546	—	0.55%	to	1.90%	8.10%	to	6.65%
2020	9,435,051	$1.43	to	$1.45	$14,491,911	—	0.55%	to	1.90%	9.77%	to	8.30%
2019	9,915,419	$1.31	to	$1.34	$13,928,600	—	0.55%	to	1.90%	15.53%	to	13.98%
2018	10,282,670	$1.13	to	$1.18	$12,547,330	—	0.55%	to	1.90%	(6.37%)	to	(7.63%)
VP Mod, Cl 2
2022	3,731,168	$1.77	to	$1.32	$6,245,287	—	0.55%	to	1.90%	(17.06%)	to	(18.18%)
2021	3,901,973	$2.13	to	$1.61	$7,909,032	—	0.55%	to	1.90%	8.41%	to	6.95%
2020	3,989,791	$1.97	to	$1.50	$7,493,232	—	0.55%	to	1.90%	12.25%	to	10.74%
2019	4,164,098	$1.75	to	$1.36	$6,996,952	—	0.55%	to	1.90%	15.50%	to	13.95%
2018	4,279,589	$1.52	to	$1.19	$6,252,850	—	0.55%	to	1.90%	(6.09%)	to	(7.36%)
VP Mod, Cl 4
2022	2,930,322	$1.77	to	$1.58	$4,942,959	—	0.55%	to	1.45%	(17.04%)	to	(17.78%)
2021	3,257,133	$2.14	to	$1.92	$6,649,080	—	0.55%	to	1.45%	8.45%	to	7.47%
2020	3,634,891	$1.97	to	$1.79	$6,870,098	—	0.55%	to	1.45%	12.17%	to	11.17%
2019	4,146,579	$1.76	to	$1.61	$7,014,436	—	0.55%	to	1.45%	15.54%	to	14.50%
2018	4,786,697	$1.52	to	$1.41	$7,036,348	—	0.55%	to	1.45%	(6.09%)	to	(6.93%)
VP Mod Aggr, Cl 2
2022	1,127,206	$1.99	to	$1.46	$2,119,616	—	0.55%	to	1.90%	(18.04%)	to	(19.14%)
2021	1,295,509	$2.43	to	$1.80	$2,993,307	—	0.55%	to	1.90%	11.69%	to	10.19%
2020	1,529,551	$2.18	to	$1.64	$3,180,301	—	0.55%	to	1.90%	13.41%	to	11.89%
2019	1,759,401	$1.92	to	$1.46	$3,240,508	—	0.55%	to	1.90%	18.06%	to	16.48%
2018	2,013,548	$1.63	to	$1.26	$3,155,126	—	0.55%	to	1.90%	(7.55%)	to	(8.79%)
VP Mod Aggr, Cl 4
2022	689,542	$2.00	to	$1.78	$1,312,157	—	0.55%	to	1.45%	(18.02%)	to	(18.75%)
2021	783,176	$2.43	to	$2.19	$1,824,824	—	0.55%	to	1.45%	11.72%	to	10.72%
2020	903,028	$2.18	to	$1.98	$1,890,515	—	0.55%	to	1.45%	13.39%	to	12.37%
2019	1,095,299	$1.92	to	$1.76	$2,029,967	—	0.55%	to	1.45%	18.10%	to	17.04%
2018	1,388,678	$1.63	to	$1.50	$2,188,002	—	0.55%	to	1.45%	(7.59%)	to	(8.42%)
VP Mod Conserv, Cl 2
2022	712,621	$1.53	to	$1.16	$1,025,805	—	0.55%	to	1.90%	(16.55%)	to	(17.66%)
2021	787,086	$1.83	to	$1.41	$1,363,432	—	0.55%	to	1.90%	5.16%	to	3.75%
2020	848,396	$1.74	to	$1.36	$1,404,346	—	0.55%	to	1.90%	10.40%	to	8.92%
2019	853,533	$1.58	to	$1.25	$1,285,589	—	0.55%	to	1.90%	12.89%	to	11.38%
2018	857,276	$1.40	to	$1.12	$1,148,665	—	0.55%	to	1.90%	(4.65%)	to	(5.94%)
VP Mod Conserv, Cl 4
2022	581,044	$1.53	to	$1.36	$843,640	—	0.55%	to	1.45%	(16.56%)	to	(17.31%)
2021	665,339	$1.83	to	$1.65	$1,162,608	—	0.55%	to	1.45%	5.21%	to	4.26%
2020	755,456	$1.74	to	$1.58	$1,259,908	—	0.55%	to	1.45%	10.38%	to	9.39%
2019	848,431	$1.58	to	$1.45	$1,287,128	—	0.55%	to	1.45%	12.87%	to	11.86%
2018	966,531	$1.40	to	$1.29	$1,304,637	—	0.55%	to	1.45%	(4.58%)	to	(5.44%)
VP Ptnrs Core Eq, Cl 3
2022	6,635	$2.76	to	$2.43	$17,356	—	0.55%	to	1.45%	(17.89%)	to	(18.62%)
2021	7,412	$3.36	to	$2.98	$23,707	—	0.55%	to	1.45%	28.63%	to	27.48%
2020	8,699	$2.61	to	$2.34	$21,712	—	0.55%	to	1.45%	16.20%	to	15.16%
2019	11,078	$2.25	to	$2.03	$23,860	—	0.55%	to	1.45%	25.69%	to	24.56%
2018	13,454	$1.79	to	$1.63	$23,146	—	0.55%	to	1.45%	(8.59%)	to	(9.41%)
VP Ptnrs Sm Cap Val, Cl 3
2022	13,574	$4.10	to	$2.07	$47,332	—	0.55%	to	1.45%	(13.54%)	to	(14.31%)
2021	14,915	$4.75	to	$2.42	$60,409	—	0.55%	to	1.45%	23.21%	to	22.10%
2020	17,789	$3.85	to	$1.98	$58,544	—	0.55%	to	1.45%	3.55%	to	2.62%
2019	20,084	$3.72	to	$1.93	$63,888	—	0.55%	to	1.45%	19.00%	to	17.93%
2018	22,961	$3.13	to	$1.63	$61,363	—	0.55%	to	1.45%	(14.07%)	to	(14.85%)

80	RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Conserv Gro, Cl 2
2022	252,349	$1.07	to	$1.06	$282,912	—	0.55%	to	1.90%	(17.19%)	to	(18.30%)
2021	252,398	$1.29	to	$1.30	$343,216	—	0.55%	to	1.90%	6.91%	to	5.47%
2020	298,161	$1.21	to	$1.23	$381,005	—	0.55%	to	1.90%	5.29%	to	3.88%
2019	216,805	$1.15	to	$1.19	$264,362	—	0.55%	to	1.90%	14.23%	to	12.70%
2018	119,444	$1.00	to	$1.05	$128,176	—	0.55%	to	1.90%	(3.03%)	to	(4.33%)
VP US Flex Gro, Cl 2
2022	2,536,094	$1.18	to	$1.24	$3,322,898	—	0.55%	to	1.90%	(19.17%)	to	(20.26%)
2021	2,507,111	$1.45	to	$1.55	$4,081,955	—	0.55%	to	1.90%	14.87%	to	13.32%
2020	2,383,120	$1.27	to	$1.37	$3,392,122	—	0.55%	to	1.90%	4.23%	to	2.83%
2019	2,087,385	$1.21	to	$1.33	$2,862,487	—	0.55%	to	1.90%	19.54%	to	17.94%
2018	1,403,049	$1.02	to	$1.13	$1,616,520	—	0.55%	to	1.90%	(4.45%)	to	(5.73%)
VP US Flex Mod Gro, Cl 2
2022	1,428,099	$1.13	to	$1.15	$1,742,584	—	0.55%	to	1.90%	(17.99%)	to	(19.09%)
2021	1,457,022	$1.38	to	$1.43	$2,177,512	—	0.55%	to	1.90%	10.86%	to	9.38%
2020	1,429,369	$1.24	to	$1.30	$1,935,524	—	0.55%	to	1.90%	4.95%	to	3.54%
2019	1,326,348	$1.18	to	$1.26	$1,718,525	—	0.55%	to	1.90%	16.93%	to	15.36%
2018	965,850	$1.01	to	$1.09	$1,074,953	—	0.55%	to	1.90%	(3.77%)	to	(5.06%)
Wanger Acorn
2022	36,060	$5.00	to	$0.92	$147,223	—	0.55%	to	1.55%	(33.83%)	to	(9.83	%)(7)
2021	39,685	$7.55	to	$3.70	$246,177	0.72%	0.55%	to	1.45%	8.30%	to	7.33%
2020	45,839	$6.97	to	$3.45	$263,234	—	0.55%	to	1.45%	23.55%	to	22.44%
2019	54,642	$5.64	to	$2.82	$253,728	0.26%	0.55%	to	1.45%	30.38%	to	29.21%
2018	63,796	$4.33	to	$2.18	$227,464	0.09%	0.55%	to	1.45%	(2.00%)	to	(2.89%)
Wanger Intl
2022	33,274	$3.83	to	$0.90	$100,085	0.91%	0.55%	to	1.55%	(34.21%)	to	(9.03	%)(7)
2021	36,342	$5.82	to	$2.73	$166,989	0.55%	0.55%	to	1.45%	18.16%	to	17.10%
2020	41,614	$4.93	to	$2.33	$162,608	2.05%	0.55%	to	1.45%	13.74%	to	12.72%
2019	50,662	$4.33	to	$2.07	$174,505	0.79%	0.55%	to	1.45%	29.28%	to	28.12%
2018	60,391	$3.35	to	$1.61	$160,984	2.02%	0.55%	to	1.45%	(18.15%)	to	(18.89%)
WA Var Global Hi Yd Bond, Cl II
2022	9,922	$1.14	to	$1.00	$10,760	6.23%	0.55%	to	1.90%	(14.35%)	to	(15.49%)
2021	9,903	$1.33	to	$1.18	$12,619	4.22%	0.55%	to	1.90%	0.49%	to	(0.86%)
2020	8,499	$1.33	to	$1.19	$10,857	3.76%	0.55%	to	1.90%	6.53%	to	5.11%
2019	9,240	$1.24	to	$1.14	$11,151	5.39%	0.55%	to	1.90%	13.39%	to	11.86%
2018	8,318	$1.10	to	$1.02	$8,870	4.55%	0.55%	to	1.90%	(4.69%)	to	(5.98%)

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 27, 2018.
(6)	New subaccount operations commenced on April 24, 2020.
(7)	New subaccount operations commenced on May 2, 2022.

RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY – BAND 3 – 2022 ANNUAL REPORT	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2022 and 2021, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Adoption of the new accounting standard for long-duration insurance contracts

As described in Notes 2, 3, 10 and 12 to the consolidated financial statements, the Company adopted the new accounting standard relating to targeted improvements to the accounting for long-duration contracts (“LDTI”). As disclosed by management, the consolidated financial statements reflect the modified retrospective adoption, except for market risk benefits for which management applied a full retrospective transition approach. When management adopted the new standard effective January 1, 2023 with a transition date of January 1, 2021, opening equity was adjusted for the adoption impacts to retained earnings and accumulated other comprehensive income and prior periods presented (i.e. 2021 and 2022) were recast. The new standard changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits and requiring at least annual updates to assumptions used to measure liabilities for future policy benefits. As of the January 1, 2021 transition date, the adoption impact was a reduction in total equity of $1.9 billion. The adjustments to retrospectively recast prior period amounts resulted in an increase of $190 million and a decrease of $1.1 billion to total equity as of December 31, 2022 and 2021, respectively, and an increase to net income of $589 million and $658 million for the years ended December 31, 2022 and 2021, respectively. The adjustments as of January 1, 2021 and for the years ended December 31, 2022 and 2021 include the remeasurement of the liability for future policy benefits at a current single A discount rate. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly, at the end of each quarter based on the average of the three months for the quarter. Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions). As of December 31, 2022 and 2021, the market risk benefits assets amounted to $1.0 billion and $539 million, respectively, and the market risk benefits liabilities amounted to $2.1 billion and $3.4 billion, respectively.

The principal considerations for our determination that performing procedures relating to the adoption of the new accounting standard for LDTI is a critical audit matter are (i) the significant judgment by management when adopting the LDTI standard and determining the transition date adjustments and the transition period adjustments, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to (a) management’s discount rate methodology and development of the discount rate curve used in determining the liability for future policy benefits, and (b) management’s significant market risk benefit assumptions used in determining the fair value of market risk benefits, and (iii) the audit effort involved the use of professionals with specialized skills and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included, among others, (i) evaluating management’s process for adopting the LDTI standard and for determining the transition date and transition period adjustments, (ii) testing the relevance and reliability of the external data used by management to develop the discount rate curve, (iii) testing the completeness and accuracy of the data used by management to develop and update the significant market risk benefit assumptions, and (iv) the use of professionals with specialized skill and knowledge to assist in evaluating, based on the consideration the Company’s historical and actual experience, industry trends, and market conditions, as applicable, the (a) appropriateness of the discount rate methodology and the reasonableness of the discount rate curve, and (b) the reasonableness of the significant market risk benefit assumptions used to determine the fair value of market risk benefits.

Valuation of the embedded derivatives in certain variable annuity riders (as accounted for in the original issuance)

As described in Note 2, 10, 11, and 13 (not presented herein) to the consolidated financial statements (appearing under Item 8 of the Company’s 2022 Annual Report on Form 10-K), management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows (as accounted for in the original issuance). As disclosed in the original issuance, as of December 31, 2022, the net embedded derivative liability in certain variable annuity riders was $608 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard for LDTI effective January 1, 2023, using the modified retrospective transition approach, except for market risk benefits for which the Company applied a full retrospective transition approach. As a result of the adoption of this standard, the embedded derivatives described above are now measured at fair value and presented separately on the balance sheet as market risk benefit assets and market risk benefit liabilities.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders (as accounted for in the original issuance) is a critical audit matter are the significant judgment used by management to estimate the fair value of the embedded derivatives in certain variable annuity riders (as accounted for in the original issuance), which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs used to determine implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities (as accounted for in the original issuance)

As described in Note 2, 10, and 11 (not presented herein) to the consolidated financial statements (appearing under Item 8 of the Company’s 2022 Annual Report on Form 10-K), the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard for LDTI effective January 1, 2023, using the modified retrospective transition approach, except for market risk benefits for which the Company applied a full retrospective transition approach. As a result of the adoption of this standard, certain guarantees on variable annuity are accounted for as market risk benefits.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity (as accounted for in the original issuance) and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment used by management when developing the estimate of certain guarantees on variable annuity (as accounted for in the original issuance) and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions used to determine customer asset value growth rates, persistency, investment margins, and, for variable annuity policies, benefit utilization. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 23, 2023, except for the change in the manner in which the Company accounts for long-duration insurance contracts discussed in Note 3 to the consolidated financial statements and the Adoption of the new accounting standard for long-duration insurance contracts Critical Audit Matter, as to which the date is September 27, 2023

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2022(1)	2021(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2022, $17,331; 2021, $14,718; allowance for credit losses: 2022, $22; 2021, $1)	$16,135	$16,239
Mortgage loans, at amortized cost (allowance for credit losses: 2022, $11; 2021, $12)	1,768	1,788
Policy loans	847	834
Other investments (allowance for credit losses: 2022, nil; 2021, nil)	207	230
Total investments	18,957	19,091
Investments of consolidated investment entities, at fair value	2,354	2,184
Cash and cash equivalents	2,611	3,200
Cash of consolidated investment entities, at fair value	133	121
Market risk benefits	1,015	539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,228	5,456
Receivables	7,577	8,148
Receivables of consolidated investment entities, at fair value	20	17
Accrued investment income	145	124
Deferred acquisition costs	2,759	2,821
Other assets	4,726	7,311
Other assets of consolidated investment entities, at fair value	2	3
Separate account assets	70,876	92,238
Total assets	$115,403	$141,253

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$34,122	$35,017
Market risk benefits	2,118	3,440
Short-term borrowings	201	200
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,363	2,164
Other liabilities	4,131	6,519
Other liabilities of consolidated investment entities, at fair value	119	137
Separate account liabilities	70,876	92,238
Total liabilities	114,430	140,215
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(412)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(1,084)	(317)
Total shareholder’s equity	973	1,038
Total liabilities and shareholder’s equity	$115,403	$141,253

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2022(1)	2021(1)	2020
Revenues
Premiums	$306	$(871)	$341
Net investment income	827	827	869
Policy and contract charges	2,078	2,250	2,094
Other revenues	644	616	482
Net realized investment gains (losses)	(100)	595	(10)
Total revenues	3,755	3,417	3,776

Benefits and expenses
Benefits, claims, losses and settlement expenses	236	(157)	1,805
Interest credited to fixed accounts	665	600	644
Remeasurement (gains) losses of future policy benefit reserves	1	(52)	—
Change in fair value of market risk benefits	311	(113)	—
Amortization of deferred acquisition costs	241	245	264
Interest and debt expense	108	105	5
Other insurance and operating expenses	682	751	665
Total benefits and expenses	2,244	1,379	3,383
Pretax income (loss)	1,511	2,038	393
Income tax provision (benefit)	209	316	(45)
Net income	$1,302	$1,722	$438

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2022(1)	2021(1)	2020

Net income (loss)	$1,302	$1,722	$438
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(2,035)	(848)	428
Effect of changes in discount rate assumptions on certain long-duration contracts	861	284	—
Effect of changes in instrument-specific credit risk on market risk benefits	407	100	—
Total other comprehensive income (loss), net of tax	(767)	(464)	428
Total comprehensive income (loss)	$535	$1,258	$866

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2020	$3	$2,466	$293	$756	$3,518
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Net income	—	—	438	—	438
Other comprehensive income, net of tax	—	—	—	428	428
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2020	3	2,466	(76)	1,184	3,577
Cumulative effect of adoption of long-duration contracts guidance	—	—	(860)	(1,037)	(1,897)
Net income	—	—	1,722	—	1,722
Other comprehensive loss, net of tax	—	—	—	(464)	(464)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)

Balances at December 31, 2021(1)	3	2,466	(1,114)	(317)	1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2022(1)	$3	$2,466	$(412)	$(1,084)	$973

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2022(1)	2021(1)	2020
Cash Flows from Operating Activities
Net income	$1,302	$1,722	$438
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(201)	(98)	(22)
Deferred income tax (benefit) expense	154	138	(278)
Contractholder and policyholder charges, non-cash	(395)	(390)	(385)
Loss from equity method investments	48	72	73
Net realized investment (gains) losses	(3)	(611)	(12)
Impairments and provision for loan losses	91	(3)	22
Net losses (gains) of consolidated investment entities	17	(20)	(2)
Changes in operating assets and liabilities:
Deferred acquisition costs	62	(9)	48
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	1,013	1,482	3,441
Derivatives, net of collateral	311	(575)	(134)
Reinsurance recoverables	84	(19)	(166)
Receivables	279	114	62
Accrued investment income	(21)	10	(3)
Current income tax, net	72	(321)	378
Other operating assets and liabilities of consolidated investment entities	2	20	—
Other, net	136	66	79
Net cash provided by (used in) operating activities	2,951	1,578	3,539

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	1,309	555	102
Maturities, sinking fund payments and calls	1,563	2,804	2,813
Purchases	(5,600)	(3,677)	(4,069)
Proceeds from sales, maturities and repayments of mortgage loans	141	272	207
Funding of mortgage loans	(124)	(215)	(135)
Proceeds from sales and collections of other investments	24	93	123
Purchase of other investments	(46)	(32)	(184)
Purchase of investments by consolidated investment entities	(961)	(1,603)	(57)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	615	1,047	46
Purchase of equipment and software	(13)	(13)	(10)
Change in policy loans, net	(13)	12	21
Cash paid for deposit receivable	(45)	(377)	(4)
Cash received for deposit receivable	550	254	93
Advance on line of credit to Ameriprise Financial, Inc.	(1,034)	(1)	(702)
Repayment from Ameriprise Financial, Inc. on line of credit	1,034	1	702
Cash paid for written options with deferred premiums	(619)	(552)	(338)
Cash received from written options with deferred premiums	204	106	133
Net cash impact of consolidating consolidated investment entities	—	—	83
Other, net	21	(39)	2
Net cash provided by (used in) investing activities	$(2,994)	$(1,365)	$(1,174)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,169	$1,553	$1,649
Net transfers from (to) separate accounts	(162)	(273)	(125)
Surrenders and other benefits	(1,459)	(1,365)	(1,357)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	6	186
Payments on line of credit with Ameriprise Financial, Inc.	—	(6)	(236)
Proceeds from long-term debt with Ameriprise Financial, Inc.	—	—	500
Cash received for purchased options with deferred premiums	378	1,350	40
Cash paid for purchased options with deferred premiums	(197)	(156)	(211)
Borrowings by consolidated investment entities	341	1,756	—
Repayments of debt by consolidated investment entities	(4)	(1,142)	(1)
Cash dividends to Ameriprise Financial, Inc.	(600)	(1,900)	(800)
Net cash provided by (used in) financing activities	(534)	(177)	(355)
Net increase (decrease) in cash and cash equivalents	(577)	36	2,010
Cash and cash equivalents at beginning of period	3,321	3,285	1,275
Cash and cash equivalents at end of period	$2,744	$3,321	$3,285

Supplemental Disclosures:
Income taxes paid (received), net	$(17)	$496	$(143)
Interest paid excluding consolidated investment entities	3	—	2
Interest paid by consolidated investment entities	75	90	—
Non-cash investing activity:
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	—	17	—
Investments transferred in connection with reinsurance transaction	—	7,513	—

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

During 2022, the Company identified an error related to the shadow unearned revenue liability balance associated with universal life insurance products. The Company evaluated the error and determined that the impact was not material to the Company’s results for any prior period, but for comparability, the Company revised the prior period Consolidated Financial Statements and related disclosures impacted. A summary of the revision to the Company’s previously reported Consolidated Financial Statements is presented in Note 22.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. Other than disclosed in Note 15, no other subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The Company discontinued most new sales of its variable annuities with living benefit guarantees by the end of 2021 and new sales were completely discontinued as of mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees and its single-pay fixed universal life with a long term care rider products at the end of 2021.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted Accounting Standards Update (“ASU”), Financial Services — Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2023 with a transition date of January 1, 2021. The significant accounting policies for market risk benefits (“MRB”); deferred acquisition costs (“DAC”); deferred sales inducement costs (“DSIC”); reinsurance; policyholder account balances, future policy benefits and claims; and unearned revenue liability were added or updated as a result of adopting ASU 2018-12. See Note 3 for additional information related to the transition and adoption impact.

RiverSource Life Insurance Company

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ. Prior to the adoption of ASU 2018-12, DAC and the corresponding recognition of DAC amortization was also considered among the more significant estimates.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities. Prior to the Company’s adoption of ASU 2018-12, unrealized gains (losses) recorded in AOCI were also net of DAC, DSIC and unearned revenue.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the

RiverSource Life Insurance Company

amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off

RiverSource Life Insurance Company

and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring (“TDR”). Modifications to loan terms do not automatically result in TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

RiverSource Life Insurance Company

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”), DI and life contingent immediate annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in-force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of both December 31, 2022 and 2021, land, buildings, equipment and software were $123 million, net of accumulated depreciation of $229 million and $216 million as of December 31, 2022 and 2021, respectively. Depreciation and amortization expense for the years ended December 31, 2022, 2021 and 2020 was $13 million, $14 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

RiverSource Life Insurance Company

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions accounted for as market risk benefits under ASU 2018-12. Prior to the adoption of ASU 2018-12, the GMAB and the non-life contingent benefits associated with GMWB provisions were also considered embedded derivatives. See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

RiverSource Life Insurance Company

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is over the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is over the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Acquisition Costs (Pre-adoption of ASU 2018-12)

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC were amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs varied based on persistency rates (assumptions at which contractholders and policyholders were expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and were management’s best estimates. Management regularly monitored financial market conditions and actual contractholder and policyholder behavior experience and compared them to its assumptions. These assumptions were updated whenever it appeared that earlier estimates should be revised. When assumptions were changed, the percentage of EGPs used to amortize DAC might have also changed. A change in the required amortization percentage was applied retrospectively; an increase in amortization percentage resulted in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage resulted in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions could have been either positive or negative in any particular period and was reflected in the period in which such changes were made. At each balance sheet date, the DAC balance was adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates were the rates at which variable annuity and VUL insurance contract values invested in separate accounts which were assumed to appreciate in the future. The rates used varied by equity and fixed income investments. Management reviewed and, where appropriate, adjusted its assumptions with respect to client asset value growth rates on a regular basis. The Company typically used a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate was reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceeded management’s near-term estimate were typically less than in a period when growth rates fell short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC were generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense were consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provided for adverse deviations in experience and were revised only if management concluded experience will be so adverse that DAC were not recoverable. If management concluded that DAC were not recoverable, DAC were reduced to the amount that was recoverable based on best estimate assumptions and a corresponding expense was recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC on a constant-level basis. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Prior to the adoption of ASU 2018-12, DSIC was amortized based on EGPs consistent with DAC and recorded in Other assets and the amortization of DSIC was recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI, LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities, and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserves) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates will be locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates will be locked in quarterly, at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within the disaggregated rollforwards.

Policyholder Account Balances, Future Policy Benefits and Claims (Pre-adoption of ASU 2018-12)

Non-traditional long-duration products included variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products included term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities included GMDB, gain gross-up (“GGU”), GMIB and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses were accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives included GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account was accounted for as an embedded derivative.

Changes in future policy benefits and claims were reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk were separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products (Pre-adoption of ASU 2018-12)

The liabilities for non-traditional long-duration products included fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies were equal to accumulation values, which were the cumulative gross deposits and credited interest less withdrawals and various charges. These liabilities were not impacted by the adoption of ASU 2018-12.

RiverSource Life Insurance Company

A portion of the Company’s UL and VUL policies had product features that resulted in profits followed by losses from the insurance component of the contract. These profits followed by losses could be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensured that, subject to specified conditions, the policy would not terminate and would continue to provide a death benefit even if there was insufficient policy value to cover the monthly deductions and charges. The liability for these future losses was determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). These liabilities were not impacted by the adoption of ASU 2018-12. See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products were equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options. These liabilities were not impacted by the adoption of ASU 2018-12.

The GMDB and GGU liability was determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guaranteed a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability was determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions was determined by estimating the expected value of benefits that were contingent upon survival after the account value was equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projected these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and were consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identified a significant deviation over the course of quarterly monitoring, management reviewed and updated these assumptions annually in the third quarter of each year.

Variable annuity guarantees are now accounted for as market risk benefits under ASU 2018-12. See Note 12 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilized assumptions established as of the date the payout phase was initiated. The liabilities were the present value of future estimated payments reduced for mortality (which was based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates. There was no change to the accounting for non-life contingent payout annuities under ASU 2018-12. The accounting for life contingent payout annuities is described above.

Embedded Derivatives (Pre-adoption of ASU 2018-12)

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuated based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which would cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuated based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and was a liability. Variable annuity guarantees are now accounted for as market risk benefits under ASU 2018-12. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products (Pre-adoption of ASU 2018-12)

The liabilities for traditional long-duration products included liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that would become payable on term life, whole life, DI and LTC policies as claims incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims were equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims included any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts were calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values were based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Company

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported were based on periodic analysis of the actual time lag between when a claim occurred and when it was reported.

Liabilities for estimates of benefits that would become payable on future claims on term life, whole life and DI insurance policies were based on the net level premium and LTC policies were based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium included anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation included expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates were based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates varied by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilized best estimate assumptions as of the date the policy was issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities were initially established, management performed premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identified a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions were greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves were adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency was more than the DAC balance, then the net reserves were increased by the excess through a charge to current period earnings. If a premium deficiency was recognized, the assumptions as of the date of the loss recognition were locked in and used in subsequent periods. The assumptions for LTC insurance products were management’s best estimate as of the date of loss recognition and thus no longer provided for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized consistent with DAC amortization factors. Prior to the adoption of ASU 2018-12, these charges were deferred and amortized based on EGPs. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

RiverSource Life Insurance Company

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the Financial Accounting Standards Board (“FASB”) updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, and at least annually, to assumptions used to measure liabilities for future policy benefits, changing the amortization pattern of deferred acquisition costs to a constant-level basis, and removing certain shadow adjustments previously recorded in AOCI. Adoption of the accounting standard will not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements.

When the Company adopted the standard effective January 1, 2023 with a transition date of January 1, 2021 (the “transition date”), opening equity was adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) were recast. The adoption impact as of January 1, 2021 was a reduction in total equity of $1.9 billion, of which $0.9 billion and $1.0 billion were reflected in retained earnings and AOCI, respectively. The Consolidated Financial Statements were not recast for the comparative period ended December 31, 2020.

RiverSource Life Insurance Company

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Balance Sheets:

(in millions)	As Filed December 31, 2022	Adjustment	Post adoption Post-adoption December 31, 2022	As Filed December 31, 2021	Adjustment	Post adoption Post-adoption December 31, 2021
Assets
Market risk benefits	$—	$1,015	$1,015	$—	$539	$539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,412	(184)	4,228	4,529	927	5,456
Deferred acquisition costs	3,141	(382)	2,759	2,757	64	2,821
Other assets	4,791	(65)	4,726	7,015	296	7,311
Total assets	$115,019	$384	$115,403	$139,427	$1,826	$141,253
Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$36,057	$(1,935)	$34,122	$35,744	$(727)	$35,017
Market risk benefits	—	2,118	2,118	—	3,440	3,440
Other liabilities	4,120	11	4,131	6,303	216	6,519
Total liabilities	114,236	194	114,430	137,286	2,929	140,215
Shareholder’s equity:
Accumulated deficit	(799)	387	(412)	(912)	(202)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(887)	(197)	(1,084)	584	(901)	(317)
Total shareholder’s equity	783	190	973	2,141	(1,103)	1,038
Total liabilities and shareholder’s equity	$115,019	$384	$115,403	$139,427	$1,826	$141,253

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	As Filed 2022	Adjustment	Post-adoption 2022	As Filed 2021	Adjustment	Post-adoption 2021
Revenues
Policy and contract charges	$2,091	$(13)	$2,078	$2,304	$(54)	$2,250
Total revenues	3,768	(13)	3,755	3,471	(54)	3,417
Benefits and expenses
Benefits, claims, losses and settlement expenses	1,366	(1,130)	236	715	(872)	(157)
Remeasurement (gains) losses of future policy benefit reserves	—	1	1	—	(52)	(52)
Change in fair value of market risk benefits	—	311	311	—	(113)	(113)
Amortization of deferred acquisition costs	196	45	241	112	133	245
Other insurance and operating expenses	670	12	682	738	13	751
Total benefits and expenses	3,005	(761)	2,244	2,270	(891)	1,379
Pretax income (loss)	763	748	1,511	1,201	837	2,038
Income tax provision (benefit)	50	159	209	137	179	316
Net income (loss)	$713	$589	$1,302	$1,064	$658	$1,722

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities.

Future Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the FASB proposed amendments to ASU 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for TDRs by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires

RiverSource Life Insurance Company

entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. Early adoption is permitted for entities that have adopted Topic 326, including adoption in an interim period. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s consolidated financial condition and results of operations.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2022	2021	2020
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$164	$193	$173
Unaffiliated	14	17	14
Total	178	210	187
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	42	49	44
Unaffiliated	18	20	18
	60	69	62
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	334	389	351
Unaffiliated	4	5	4
	338	394	355
Total	398	463	417
Total revenue from contracts with customers	576	673	604
Revenue from other sources(1)	3,179	2,744	3,172
Total revenues	$3,755	$3,417	$3,776

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of

RiverSource Life Insurance Company

assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $48 million and $62 million as of December 31, 2022 and 2021, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $30 million and $27 million as of December 31, 2022 and 2021, respectively. See Note 21 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

The Company’s maximum exposure to loss with respect to non-consolidated CLOs is limited to its amortized cost, which was $1 million as of both December 31, 2022 and 2021. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $92 million and $138 million as of December 31, 2022 and 2021, respectively. The Company had a liability of $7 million and $8 million as of December 31, 2022 and 2021, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

RiverSource Life Insurance Company

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$35	$—	$35
Common stocks	—	3	—	3
Syndicated loans	—	2,191	125	2,316
Total investments	—	2,229	125	2,354
Receivables	—	20	—	20
Other assets	—	1	1	2
Total assets at fair value	$—	$2,250	$126	$2,376
Liabilities
Debt(1)	$—	$2,363	$—	$2,363
Other liabilities	—	119	—	119
Total liabilities at fair value	$—	$2,482	$—	$2,482

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common stocks	$—	$3	$—	$3
Syndicated loans	—	2,117	64	2,181
Total investments	—	2,120	64	2,184
Receivables	—	17	—	17
Other assets	—	—	3	3
Total assets at fair value	$—	$2,137	$67	$2,204
Liabilities
Debt(1)	$—	$2,164	$—	$2,164
Other liabilities	—	137	—	137
Total liabilities at fair value	$—	$2,301	$—	$2,301

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

	Common Stocks	Syndicated Loans		Other Assets
Balance, January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance, December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

RiverSource Life Insurance Company

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance, December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Total gains (losses) included in:
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2020	$—	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2022 and 2021 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on the CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

RiverSource Life Insurance Company

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2022	December 31, 2021
Syndicated loans
Unpaid principal balance	$2,525	$2,233
Excess unpaid principal over fair value	(209)	(52)
Fair value	$2,316	$2,181
Fair value of loans more than 90 days past due	$—	$—
Fair value of loans in nonaccrual status	23	13
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	48	10
Debt
Unpaid principal balance	$2,636	$2,296
Excess unpaid principal over fair value	(273)	(132)
Carrying value (1)	$2,363	$2,164

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

During the third quarter of 2022, the Company launched one new CLO and issued debt of $352 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2022, 2021 and 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
(in millions)	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Debt of consolidated CLOs due 2028-2034	$2,363	$2,164	5.3%	1.7%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 13.6%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2022
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$9,349	$180	$(803)	$(20)	$8,706
Residential mortgage backed securities	3,254	8	(303)	—	2,959
Commercial mortgage backed securities	2,904	2	(255)	—	2,651
State and municipal obligations	761	53	(26)	(2)	786
Asset backed securities	1,025	10	(38)	—	997
Foreign government bonds and obligations	37	—	(2)	—	35
U.S. government and agency obligations	1	—	—	—	1
Total	$17,331	$253	$(1,427)	$(22)	$16,135

RiverSource Life Insurance Company

	December 31, 2021
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$8,447	$1,238	$(47)	$—	$9,638
Residential mortgage backed securities	2,226	36	(12)	—	2,250
Commercial mortgage backed securities	2,615	56	(15)	—	2,656
State and municipal obligations	832	244	(1)	(1)	1,074
Asset backed securities	517	22	(2)	—	537
Foreign government bonds and obligations	80	4	(1)	—	83
U.S. government and agency obligations	1	—	—	—	1
Total	$14,718	$1,600	$(78)	$(1)	$16,239

In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage backed securities, from Ameriprise Financial.

As of December 31, 2022 and 2021, accrued interest of $139 million and $118 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2022 and 2021, investment securities with a fair value of $2.6 billion and $2.4 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $302 million and $314 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2022 and 2021, fixed maturity securities comprised approximately 85% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2022 and 2021, $257 million and $359 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2022			December 31, 2021
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$6,313	$5,754	36%	$5,031	$5,107	31%
AA	1,159	1,188	7	757	932	6
A	1,572	1,594	10	1,662	2,013	12
BBB	7,646	7,023	43	6,293	7,063	44
Below investment grade(1)	641	576	4	975	1,124	7
Total fixed maturities	$17,331	$16,135	100%	$14,718	$16,239	100%

(1)

The amortized cost of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2022 and 2021. The fair value of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million and $2 million as of December 31, 2022 and 2021, respectively. These securities are not rated but are included in below investment grade due to their risk characteristics.

As of December 31, 2022 and 2021, approximately 36% and 40%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2022, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $544 million that was 56% of the Company’s total shareholder’s equity. Also, the Company had an additional 30 issuers with holdings totaling $4.4 billion that individually were between 10% and 22% of the Company’s total shareholder’s equity as of December 31, 2022. As of December 31, 2021, the Company had holdings in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, totaling $289 million that was 28% of the Company’s total shareholder’s equity. Also, the Company had an additional 35 issuers with holdings totaling $4.9 billion that individually were between 10% and 24% of the Company’s total shareholder’s equity as of December 31, 2021. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2022 and 2021.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2022
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	405	$5,028	$(443)	100	$1,532	$(360)	505	$6,560	$(803)
Residential mortgage backed securities	189	1,643	(117)	52	826	(186)	241	2,469	(303)
Commercial mortgage backed securities	176	1,746	(149)	58	666	(106)	234	2,412	(255)
State and municipal obligations	40	126	(15)	26	59	(11)	66	185	(26)
Asset backed securities	39	808	(28)	4	60	(10)	43	868	(38)
Foreign government bonds and obligations	10	32	(1)	1	1	(1)	11	33	(2)
Total	859	$9,383	$(753)	241	$3,144	$(674)	1,100	$12,527	$(1,427)

	December 31, 2021
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	102	$2,007	$(42)	14	$81	$(5)	116	$2,088	$(47)
Residential mortgage backed securities	55	1,162	(12)	2	1	—	57	1,163	(12)
Commercial mortgage backed securities	60	809	(15)	3	13	—	63	822	(15)
State and municipal obligations	25	63	(1)	—	—	—	25	63	(1)
Asset backed securities	5	91	(2)	—	—	—	5	91	(2)
Foreign government bonds and obligations	5	6	—	6	4	(1)	11	10	(1)
Total	252	$4,138	$(72)	25	$99	$(6)	277	$4,237	$(78)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2022 is primarily attributable to the impact of higher interest rates and wider credit spreads driven by continued market volatility, with no specific credit concerns. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2022 and 2021, approximately 93% and 92%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2020	$—	$—	$—
Additions for which credit losses were not previously recorded	13	—	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)	—	(3)
Balance at December 31, 2020	10	—	10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	—	1	1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	$20	$2	$22

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Gross realized investment gains	$28	$576	$17
Gross realized investment losses	(25)	(6)	(2)
Credit losses	(21)	(1)	(10)
Other impairments	(70)	(13)	—
Total	$(88)	$556	$5

Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. Credit losses for the year ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other impairments for the years ended December 31, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2022 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$317	$315
Due after one year through five years	1,644	1,581
Due after five years through 10 years	3,608	3,104
Due after 10 years	4,579	4,528
	10,148	9,528
Residential mortgage backed securities	3,254	2,959
Commercial mortgage backed securities	2,904	2,651
Asset backed securities	1,025	997
Total	$17,331	$16,135

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2022	2021	2020
Fixed maturities	$615	$643	$777
Mortgage loans	73	102	115
Other investments	159	101	(3)
	847	846	889
Less: investment expenses	20	19	20
Total	$827	$827	$869

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Fixed maturities	$(88)	$556	$5
Mortgage loans	(1)	57	(10)
Other investments	(11)	(18)	(5)
Total	$(100)	$595	$(10)

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at December 31, 2019(1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance at January 1, 2020	23
Provisions	12
Balance at December 31, 2020	35
Provisions	(23)
Balance at December 31, 2021	12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	$11

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

The decrease in the allowance for credit losses provision for commercial loans in 2021 reflected the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and immediate annuity reinsurance transaction in 2021.

As of December 31, 2022 and 2021, accrued interest on commercial loans was $14 million and $11 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

There were no commercial mortgage loans sold for the years ended December 31, 2022 and 2020. During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2022, 2021 and 2020, the Company purchased $42 million, $26 million and $140 million, respectively, of syndicated loans, and sold nil, $340 million and $13 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2022 and 2021. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2022 and 2021. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2022 and 2021.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2022
Loan-to-Value Ratio (in millions)	2022	2021	2020	2019	2018	Prior	Total
> 100%	$—	$—	$2	$2	$—	$39	$43
80% - 100%	1	9	2	20	7	30	69
60% - 80%	39	85	17	52	9	104	306
40% - 60%	49	84	64	80	55	426	758
< 40%	16	8	27	42	78	432	603
Total	$105	$186	$112	$196	$149	$1,031	$1,779

RiverSource Life Insurance Company

	December 31, 2021
Loan-to-Value Ratio (in millions)	2021	2020	2019	2018	2017	Prior	Total
> 100%	$—	$—	$20	$10	$—	$29	$59
80% - 100%	9	2	9	2	—	29	51
60% - 80%	141	76	59	15	58	133	482
40% - 60%	37	30	75	74	49	393	658
< 40%	6	8	46	—	47	443	550
Total	$193	$116	$209	$101	$154	$1,027	$1,800

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in millions)
East North Central	$192	$183	11%	10%
East South Central	51	54	3	3
Middle Atlantic	100	107	6	6
Mountain	120	111	7	6
New England	17	21	1	1
Pacific	601	589	34	33
South Atlantic	467	477	26	26
West North Central	115	136	6	8
West South Central	116	122	6	7

	1,779	1,800	100%	100%

Less: allowance for credit losses	11	12

Total	$1,768	$1,788

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in millions)
Apartments	$465	$464	26%	26%
Hotel	14	15	1	1
Industrial	295	293	17	16
Mixed use	55	57	3	3
Office	243	254	14	14
Retail	576	589	32	33
Other	131	128	7	7

	1,779	1,800	100%	100%

Less: allowance for credit losses	11	12

Total	$1,768	$1,788

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2022 and 2021 was $72 million and $43 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2022 and 2021. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2022
Internal Risk Rating (in millions)	2022	2021	2020	2019	2018	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	5	—	3	—	2	10
Risk 2	5	13	2	5	—	11	36
Risk 1	3	5	1	3	5	9	26
Total	$8	$23	$3	$11	$5	$22	$72

	December 31, 2021
Internal Risk Rating (in millions)	2021	2020	2019	2018	2017	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	—	—	1	1
Risk 2	11	—	4	1	8	4	28
Risk 1	4	—	—	3	3	4	14
Total	$15	$—	$4	$4	$11	$9	$43

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $7.4 billion and $7.9 billion as of December 31, 2022 and 2021, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2022 and 2021.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2022, 2021 and 2020. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Pre-adoption balance at December 31, 2020	$1,671	$22	$43	$7	$100	$452
Effect of shadow reserve adjustments	42	4	18	1	31	53
Post-adoption balance at January 1, 2021	1,713	26	61	8	131	505
Capitalization of acquisition costs	110	71	—	—	3	54
Amortization	(145)	(6)	(8)	(1)	(9)	(47)
Balance at December 31, 2021	$1,678	$91	$53	$7	$125	$512

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$108	$(3)	$—	$19	$89	$2,508
Effect of shadow reserve adjustments	149	6	—	—	—	304
Post-adoption balance at January 1, 2021	257	3	—	19	89	2,812
Capitalization of acquisition costs	9	—	1	2	4	254
Amortization	(18)	—	—	(2)	(9)	(245)
Balance at December 31, 2021	$248	$3	$1	$19	$84	$2,821

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2022	$1,678	$91	$53	$7	$125	$512
Capitalization of acquisition costs	39	73	—	—	1	55
Amortization	(135)	(15)	(8)	(1)	(8)	(46)
Balance at December 31, 2022	$1,582	$149	$45	$6	$118	$521

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Total, All Products
Balance at January 1, 2022	$248	$3	$1	$19	$84	$2,821
Capitalization of acquisition costs	5	—	1	1	4	179
Amortization	(17)	—	—	(2)	(9)	(241)
Balance at December 31, 2022	$236	$3	$2	$18	$79	$2,759

The balances of and changes in DAC prior to the adoption of ASU 2018-12 were as follows:

(in millions)	2020
Balance at January 1	$2,673
Capitalization of acquisition costs	216
Amortization	(164)
Amortization, impact of valuation assumptions review	(100)
Impact of change in net unrealized (gains) losses on securities	(117)
Balance at December 31	$2,508

The impact of the Company’s valuation assumption review to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit.

The following tables summarize the balances of and changes in DSIC, including the January 1, 2021 adoption of ASU 2018-12. DSIC are recorded in Other assets.

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Pre-adoption balance at December 31, 2020	$173	$14	$187
Effect of shadow reserve adjustments	8	8	16
Post-adoption balance at January 1, 2021	181	22	203
Capitalization of sales inducement costs	1	—	1
Amortization	(18)	(3)	(21)
Balance at December 31, 2021	$164	$19	$183

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2022	$164	$19	$183
Capitalization of sales inducement costs	1	—	1
Amortization	(16)	(3)	(19)
Balance at December 31, 2022	$149	$16	$165

The balances of and changes in DSIC prior to the adoption of ASU 2018-12 were as follows:

(in millions)	2020
Balance at January 1	$216
Capitalization of sales inducement costs	1
Amortization	(13)
Amortization, impact of valuation assumptions review	(16)
Impact of change in net unrealized (gains) losses on securities	(1)
Balance at December 31	$187

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent immediate annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2022 and 2021, traditional life and UL insurance policies in force were $198.9 billion and $198.6 billion, respectively, of which $146.2 billion and $145.1 billion as of December 31, 2022 and 2021 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Direct premiums	$530	$490	$565
Reinsurance ceded	(224)	(1,361)	(224)
Net premiums	$306	$(871)	$341

Policy and contract charges are presented on the Consolidated Statements of Income net of $165 million, $152 million and $140 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2022, 2021 and 2020, respectively.

The amount of claims recovered through reinsurance on all contracts was $435 million, $404 million and $400 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Reinsurance recoverables include approximately $2.7 billion and $3.5 billion related to LTC risk ceded to Genworth as of December 31, 2022 and 2021, respectively.

Policyholder account balances, future policy benefits and claims include $388 million and $413 million related to previously assumed reinsurance arrangements as of December 31, 2022 and 2021, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2022	2021
Policyholder account balances
Policyholder account balances	$24,986	$23,723
Future policy benefits
Reserve for future policy benefits	7,495	9,721
Deferred profit liability	62	54
Additional liabilities for insurance guarantees	1,186	1,242
Other insurance and annuity liabilities	177	66
Total future policy benefits	8,920	11,083
Policy claims and other policyholders’ funds	216	211
Total policyholder account balances, future policy benefits and claims	$34,122	$35,017

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these provisions.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2022	$4,972	$4,458	$7,251	$323	$527
Contract deposits	146	2,784	55	—	53
Policy charges	(8)	—	—	—	—
Surrenders and other benefits	(450)	(41)	(744)	(17)	(124)
Net transfer from (to) separate account liabilities	(60)	—	—	—	—
Other variable account adjustments	—	(791)	—	—	—
Interest credited	152	—	237	6	15
Balance at December 31, 2022	$4,752	$6,410	$6,799	$312	$471
Weighted-average crediting rate	3.2%	1.1%	3.5%	1.9%	N/A
Cash surrender value (1)	$4,720	$5,986	$6,786	$277	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,602	$1,493	$2,534	$563	$23,723
Contract deposits	134	233	218	(3)	3,620
Policy charges	(178)	(91)	(116)	—	(393)
Surrenders and other benefits	(67)	(70)	(50)	(56)	(1,619)
Net transfer from (to) separate account liabilities	—	(102)	—	—	(162)
Other variable account adjustments	—	—	—	—	(791)
Interest credited	53	57	68	20	608
Balance at December 31, 2022	$1,544	$1,520	$2,654	$524	$24,986
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$9,187	$57,354	$15,043	$149
Cash surrender value (1)	$1,382	$1,054	$2,148	$348

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2021	$5,098	$1,377	$7,619	$318	$578
Contract deposits	332	2,699	59	—	69
Policy charges	(11)	—	—	—	—
Surrenders and other benefits	(434)	(15)	(672)	(9)	(134)
Net transfer from (to) separate account liabilities	(168)	—	—	—	—
Other variable account adjustments	—	397	—	—	—
Interest credited	155	—	245	14	14
Balance at December 31, 2021	$4,972	$4,458	$7,251	$323	$527
Weighted-average crediting rate	3.2%	1.0%	3.4%	1.9%	N/A
Cash surrender value (1)	$4,936	$4,180	$7,232	$319	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2021	$1,640	$1,476	$2,269	$605	$20,980
Contract deposits	157	232	242	(3)	3,787
Policy charges	(181)	(87)	(111)	—	(390)
Surrenders and other benefits	(69)	(80)	(41)	(61)	(1,515)
Net transfer from (to) separate account liabilities	—	(105)	—	—	(273)
Other variable account adjustments	—	—	—	—	397
Interest credited	55	57	175	22	737
Balance at December 31, 2021	$1,602	$1,493	$2,534	$563	$23,723
Weighted-average crediting rate	3.6%	3.8%	2.0%	4.0%
Net amount at risk	$9,619	$55,224	$15,461	$165
Cash surrender value (1)	$1,424	$1,072	$2,013	$379

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2022 and December 31, 2021 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$169	$102	$18	$—	$—	$289
	2%	–	2.99%	177	—	—	—	—	177
	3%	–	3.99%	2,611	—	—	1	—	2,612
	4%	–	5.00%	1,611	—	—	—	—	1,611

	Total			$4,568	$102	$18	$1	$—	$4,689

Fixed accounts of structured variable annuities	1%	–	1.99%	$12	$7	$3	$1	$—	$23
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$7	$3	$1	$—	$23

Fixed annuities	1%	–	1.99%	$460	$402	$132	$33	$10	$1,037
	2%	–	2.99%	67	—	—	—	—	67
	3%	–	3.99%	3,344	—	—	—	—	3,344
	4%	–	5.00%	2,333	—	—	—	—	2,333

	Total			$6,204	$402	$132	$33	$10	$6,781

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$3	$7	$14	$—	$25
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$3	$7	$14	$—	$25

RiverSource Life Insurance Company

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	55	—	1	—	—	56
	3%	–	3.99%	885	1	2	—	—	888
	4%	–	5.00%	569	—	—	—	—	569

	Total			$1,509	$1	$3	$—	$—	$1,513

Fixed accounts of variable universal life insurance	1%	–	1.99%	$4	$3	$2	$—	$9	$18
	2%	–	2.99%	30	—	1	2	2	35
	3%	–	3.99%	134	1	1	1	—	137
	4%	–	5.00%	648	—	—	—	—	648

	Total			$816	$4	$4	$3	$11	$838

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	126	—	—	—	—	126
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$126	$—	$3	$—	$—	$129

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	32	—	—	—	—	32
	4%	–	5.00%	314	—	—	—	—	314

	Total			$346	$—	$—	$—	$—	$346

Total	1%	–	1.99%	$646	$517	$165	$48	$19	$1,395
	2%	–	2.99%	455	—	2	2	2	461
	3%	–	3.99%	7,006	2	3	2	—	7,013
	4%	–	5.00%	5,475	—	—	—	—	5,475

	Total			$13,582	$519	$170	$52	$21	$14,344

Percentage of total account values that reset in:
Next 12 months				99.8%	96.3%	93.8%	100.0%	100.0%	99.6%
> 12 months to 24 months				0.1	3.0	5.8	—	—	0.3
> 24 months				0.1	0.7	0.4	—	—	0.1
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

				December 31, 2021
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$283	$13	$8	$—	$—	$304
	2%	–	2.99%	193	—	—	—	—	193
	3%	–	3.99%	2,729	—	—	1	—	2,730
	4%	–	5.00%	1,627	—	—	—	—	1,627

	Total			$4,832	$13	$8	$1	$—	$4,854

Fixed accounts of structured variable annuities	1%	–	1.99%	$13	$—	$—	$—	$—	$13
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$13	$—	$—	$—	$—	$13

Fixed annuities	1%	–	1.99%	$1,009	$100	$86	$36	$10	$1,241
	2%	–	2.99%	79	—	—	—	—	79
	3%	–	3.99%	3,637	—	—	—	—	3,637
	4%	–	5.00%	2,274	—	—	—	—	2,274

	Total			$6,999	$100	$86	$36	$10	$7,231

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$4	$8	$15	$—	$28
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$4	$8	$15	$—	$28

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	46	—	—	—	—	46
	3%	–	3.99%	907	—	—	—	—	907
	4%	–	5.00%	617	—	—	—	—	617

	Total			$1,570	$—	$—	$—	$—	$1,570

Fixed accounts of variable universal life insurance	1%	–	1.99%	$11	$—	$—	$—	$—	$11
	2%	–	2.99%	35	—	—	—	—	35
	3%	–	3.99%	137	—	—	—	—	137
	4%	–	5.00%	666	—	—	—	—	666

	Total			$849	$—	$—	$—	$—	$849

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	130	—	—	—	—	130
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$130	$—	$3	$—	$—	$133

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	35	—	—	—	—	35
	4%	–	5.00%	342	—	—	—	—	342

	Total			$377	$—	$—	$—	$—	$377

Total	1%	–	1.99%	$1,317	$117	$105	$51	$10	$1,600
	2%	–	2.99%	483	—	—	—	—	483
	3%	–	3.99%	7,445	—	—	1	—	7,446
	4%	–	5.00%	5,526	—	—	—	—	5,526

	Total			$14,771	$117	$105	$52	$10	$15,055

RiverSource Life Insurance Company

		December 31, 2021
		Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Percentage of total account values that reset in:
Next 12 months		98.8%	85.1%	79.8%	33.8%	1.1%	98.2%
> 12 months to 24 months		1.0	—	10.5	66.2	98.9	1.4
> 24 months		0.2	14.9	9.7	—	—	0.4
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables summarize the balances of and changes in the liability for future policy benefits, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$1,536	$633	$530	$5,749	$8,448
Effect of shadow reserve adjustments	(175)	—	—	(566)	(741)
Adjustments for loss contracts (with premiums in excess of gross premiums) under the modified retrospective approach	4	—	—	35	39
Effect of change in deferred profit liability	(43)	—	—	—	(43)
Effect of remeasurement of the liability at the current single A discount rate	215	265	238	1,965	2,683
Post-adoption balance at January 1, 2021	1,537	898	768	7,183	10,386
Less: reinsurance recoverable	—	601	24	3,623	4,248
Post-adoption balance at January 1, 2021, after reinsurance recoverable	$1,537	$297	$744	$3,560	$6,138

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2021	$—	$702	$238	$1,831	$2,771
Beginning balance at original discount rate	—	536	183	1,498	2,217
Effect of changes in cash flow assumptions	—	—	—	(6)	(6)
Effect of actual variances from expected experience	—	56	(35)	(61)	(40)
Adjusted beginning of year balance	$—	$592	$148	$1,431	$2,171
Issuances	38	78	18	—	134
Interest accrual	—	29	9	73	111
Net premiums collected	(38)	(63)	(20)	(184)	(305)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$636	$155	$1,320	$2,111
Effect of changes in discount rate assumptions	—	141	33	227	401
Balance at December 31, 2021	$—	$777	$188	$1,547	$2,512
Present Value of Future Policy Benefits:
Balance at January 1, 2021	$1,537	$1,600	$1,006	$9,014	$13,157
Beginning balance at original discount rate	1,321	1,169	714	6,716	9,920
Effect of changes in cash flow assumptions	—	—	—	(8)	(8)
Effect of actual variances from expected experience	(14)	58	(40)	(124)	(120)
Adjusted beginning of year balance	$1,307	$1,227	$674	$6,584	$9,792
Issuances	39	78	18	—	135
Interest accrual	53	70	39	347	509
Benefit payments	(168)	(120)	(43)	(336)	(667)
Derecognition (lapses)	—	—	—	—	—

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Ending balance at original discount rate	$1,231	$1,255	$688	$6,595	$9,769
Effect of changes in discount rate assumptions	139	343	226	1,755	2,463
Balance at December 31, 2021	$1,370	$1,598	$914	$8,350	$12,232
Adjustment due to reserve flooring	$—	$1	$—	$—	$1
Net liability for future policy benefits	$1,370	$822	$726	$6,803	$9,721
Less: reinsurance recoverable	1,265	558	25	3,443	5,291
Net liability for future policy benefits, after reinsurance recoverable	$105	$264	$701	$3,360	$4,430
Discounted expected future gross premiums	$—	$2,005	$1,158	$1,623	$4,786
Expected future gross premiums	$—	$2,815	$1,395	$1,905	$6,115
Expected future benefit payments	$1,707	$2,159	$1,217	$11,568	$16,651
Weighted average interest accretion rate	4.2%	6.5%	5.9%	5.3%
Weighted average discount rate	2.6%	2.8%	2.8%	2.9%
Weighted average duration of liability (in years)	7	8	9	10

The annual review of LTC future policy benefit reserves in the third quarter of 2021 resulted in assumption updates that decreased the net liability for future policy benefits $2 million, partially offset by a $1 million decrease to reinsurance recoverable, primarily reflecting updates to premium rate increase and benefit reduction assumptions.

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2022	$—	$777	$188	$1,547	$2,512
Beginning balance at original discount rate	—	636	155	1,320	2,111
Effect of changes in cash flow assumptions	—	1	1	52	54
Effect of actual variances from expected experience	—	47	(22)	(48)	(23)
Adjusted beginning of year balance	$—	$684	$134	$1,324	$2,142
Issuances	42	57	12	—	111
Interest accrual	—	34	7	65	106
Net premiums collected	(42)	(67)	(16)	(169)	(294)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$137	$1,220	$2,065
Effect of changes in discount rate assumptions	—	(22)	(3)	(13)	(38)
Balance at December 31, 2022	$—	$686	$134	$1,207	$2,027
Present Value of Future Policy Benefits:
Balance at January 1, 2022	$1,370	$1,598	$914	$8,350	$12,232
Beginning balance at original discount rate	1,231	1,255	688	6,595	9,769
Effect of changes in cash flow assumptions	—	(8)	1	42	35
Effect of actual variances from expected experience	(13)	52	(28)	(36)	(25)
Adjusted beginning of year balance	$1,218	$1,299	$661	$6,601	$9,779
Issuances	42	57	12	—	111
Interest accrual	49	73	38	336	496
Benefit payments	(154)	(116)	(42)	(368)	(680)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,155	$1,313	$669	$6,569	$9,706
Effect of changes in discount rate assumptions	(90)	6	27	(130)	(187)
Balance at December 31, 2022	$1,065	$1,319	$696	$6,439	$9,519
Adjustment due to reserve flooring	$—	$3	$—	$—	$3
Net liability for future policy benefits	$1,065	$636	$562	$5,232	$7,495
Less: reinsurance recoverable	949	443	19	2,649	4,060
Net liability for future policy benefits, after reinsurance recoverable	$116	$193	$543	$2,583	$3,435
Discounted expected future gross premiums	$—	$1,855	$926	$1,381	$4,162
Expected future gross premiums	$—	$3,183	$1,331	$1,908	$6,422
Expected future benefit payments	$1,595	$2,234	$1,169	$11,229	$16,227
Weighted average interest accretion rate	4.1%	6.4%	6.1%	5.2%
Weighted average discount rate	5.2%	5.5%	5.4%	5.4%
Weighted average duration of liability (in years)	6	7	8	9

RiverSource Life Insurance Company

The annual review of LTC future policy benefit reserves in the third quarter of 2022 resulted in assumption updates that decreased the net liability for future policy benefits $10 million, partially offset by a $4 million decrease to reinsurance recoverable, primarily reflecting updates to morbidity, premium rate increase and benefit reduction assumptions. The annual review of term life insurance future policy benefit reserves in the third quarter of 2022 resulted in assumption updates that decreased the net liability for future policy benefits by $9 million, offset by a $16 million decrease to reinsurance recoverable, reflecting updates to lapse assumptions.

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,120	$76	$46	$1,242
Interest accrual	32	5	1	38
Benefit accrual	108	8	—	116
Benefit payments	(43)	(14)	(4)	(61)
Effect of actual variances from expected experience	(19)	2	(2)	(19)
Impact of change in net unrealized (gains) losses on securities	(98)	(3)	(29)	(130)
Balance at December 31, 2022	$1,100	$74	$12	$1,186
Weighted average interest accretion rate	2.9%	7.0%	4.1%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2021	$1,030	$74	$58	$1,162
Interest accrual	29	5	1	35
Benefit accrual	129	8	3	140
Benefit payments	(37)	(12)	(5)	(54)
Effect of actual variances from expected experience	(10)	2	(1)	(9)
Impact of change in net unrealized (gains) losses on securities	(21)	(1)	(10)	(32)
Balance at December 31, 2021	$1,120	$76	$46	$1,242
Weighted average interest accretion rate	2.9%	7.0%	4.0%
Weighted average discount rate	3.1%	7.1%	4.0%
Weighted average duration of reserves (in years)	12	9	7

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2022		2021
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$45	$49	$39	$53
Term and whole life insurance	169	39	166	41
Disability insurance	127	31	131	30
Long term care insurance	189	271	192	274
Total	$530	$390	$528	$398

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in unearned revenue, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products

Pre-adoption balance at December 31, 2020	$19	$76	$—	$95
Effect of shadow reserve adjustments	5	10	153	168
Post-adoption balance at January 1, 2021	24	86	153	263
Deferral of revenue	3	34	55	92
Amortization	(1)	(8)	(13)	(22)
Balance at December 31, 2021	$26	$112	$195	$333
Balance at January 1, 2022	$26	$112	$195	$333
Deferral of revenue	2	48	54	104
Amortization	(1)	(10)	(16)	(27)
Balance at December 31, 2022	$27	$150	$233	$410

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2022, 2021 and 2020.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2022	$82,862	$9,376	$92,238
Premiums and deposits	1,067	425	1,492
Policy charges	(1,396)	(278)	(1,674)
Surrenders and other benefits	(4,923)	(286)	(5,209)
Investment return	(14,450)	(1,654)	(16,104)
Net transfer from (to) general account	63	70	133
Balance at December 31, 2022	$63,223	$7,653	$70,876
Cash surrender value	$61,461	$7,200	$68,661

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2021	$79,299	$8,257	$87,556
Premiums and deposits	2,590	411	3,001
Policy charges	(1,520)	(263)	(1,783)
Surrenders and other benefits	(6,336)	(362)	(6,698)
Investment return	8,660	1,249	9,909
Net transfer from (to) general account	169	84	253
Balance at December 31, 2021	$82,862	$9,376	$92,238
Cash surrender value	$80,746	$8,939	$89,685

12. MARKET RISK BENEFITS/VARIABLE ANNUITY AND INSURANCE GUARANTEES

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

RiverSource Life Insurance Company

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB, and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)
Pre-adoption balance at December 31, 2020	$3,084
Effect of shadow reserve adjustments	(3)
Adjustments for the cumulative effect of the changes in instrument-specific credit risk on market risk benefits between the original contract issuance date and the transition date	670
Adjustments to the host contract for differences between previous carrying amount and fair value measurement for the market risk benefits under the option-based method of valuation	20
Adjustments for the remaining difference (exclusive of the instrument-specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurements for the market risk benefits	1,058
Post-adoption balance at January 1, 2021	$4,829

RiverSource Life Insurance Company

	Years Ended December 31,
(in millions, except age)	2022	2021
Balance at beginning of period	$2,901	$4,829
Issuances	27	45
Interest accrual and time decay	(237)	(294)
Reserve increase from attributed fees collected	810	819
Reserve release for benefit payments and derecognition	(29)	(8)
Effect of changes in interest rates and bond markets	(4,193)	(1,053)
Effect of changes in equity markets and subaccount performance	2,258	(1,558)
Effect of changes in equity index volatility	205	73
Actual policyholder behavior different from expected behavior	17	52
Effect of changes in other future expected assumptions	(139)	123
Effect of changes in the instrument-specific credit risk on market risk benefits	(517)	(127)
Balance at end of period	$1,103	$2,901
Reconciliation of the gross balances in an asset or liability position:
Asset position	$1,015	$539
Liability position	(2,118)	(3,440)
Net asset (liability) position	$(1,103)	$(2,901)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$2,781	$251
Living benefits	$3,364	$195
Composite (greater of)	$5,830	$441
Weighted average attained age of contractholders	68	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(2,044)	$(2,502)
Changes in unrealized (gains) losses in other comprehensive income relating to liabilities held at end of period	$(505)	$(102)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2022
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$1,103	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.0%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	26.6%	12.1%
			Nonperformance risk(4)	95 bps			95 bps
			Mortality rate(5)	0.0%	–	41.6%	1.5%

	December 31, 2021
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$2,901	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	10.6%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	25.4%	11.4%
			Nonperformance risk(4)	65 bps			65 bps
			Mortality rate(5)	0.0%	–	54.5%	1.5%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

RiverSource Life Insurance Company

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2022 and 2021, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2022

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $39 million.

•	Updates to surrender rates resulted in a decrease to pre-tax income of $200 million.

•	Updates to mortality rates resulted in a decrease to pre-tax income of $49 million.

Year ended December 31, 2021

•	Updates to surrender rates resulted in a decrease to pre-tax income of $185 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rates used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality rates used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair values measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender rates, utilization rates and mortality rates vary with the type of base product, type of rider, the duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Variable Annuity and Insurance Guarantees

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees prior to the adoption of ASU 2018-12 were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2020	$16	$7	$1,462	$(39)	$758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	$24	$6	$3,049	$1	$916

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. As of December 31, 2022 and 2021, the Company had accessed collateralized borrowings and pledged (granted a lien on) certain investments, primarily commercial mortgage backed securities, with an aggregate fair value of $962 million and $1.0 billion, respectively. The amount of the Company’s liability including accrued interest was $201 million and $200 million as of December 31, 2022 and 2021, respectively. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2022 and 2021. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2022 and 2021 was 4.6% and 0.3%, respectively.

RiverSource Life Insurance Company

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2022 and 2021 and is recorded in Long-term debt.

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$8,311	$395	$8,706
Residential mortgage backed securities	—	2,959	—	2,959
Commercial mortgage backed securities	—	2,651	—	2,651
State and municipal obligations	—	786	—	786
Asset backed securities	—	452	545	997
Foreign government bonds and obligations	—	35	—	35
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,194	940	16,135
Cash equivalents	1,063	1,529	—	2,592
Market risk benefits	—	—	1,015	1,015	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	48	48
Other assets:
Interest rate derivative contracts	7	260	—	267
Equity derivative contracts	129	2,564	—	2,693
Foreign exchange derivative contracts	—	34	—	34
Credit derivative contracts	—	13	—	13
Total other assets	136	2,871	—	3,007
Separate account assets at net asset value (“NAV”)				70,876	(2)
Total assets at fair value	$1,200	$19,594	$2,003	$93,673

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$44	$47
IUL embedded derivatives	—	—	739	739
Structured variable annuity embedded derivatives	—	—	(137)	(137	)(3)
Total policyholder account balances, future policy benefits and claims	—	3	646	649	(4)
Market risk benefits	—	—	2,118	2,118	(1)
Other liabilities:
Interest rate derivative contracts	4	351	—	355
Equity derivative contracts	138	2,228	—	2,366
Foreign exchange derivative contracts	6	4	—	10
Total other liabilities	148	2,583	—	2,731
Total liabilities at fair value	$148	$2,586	$2,764	$5,498

RiverSource Life Insurance Company

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$9,142	$496	$9,638
Residential mortgage backed securities	—	2,250	—	2,250
Commercial mortgage backed securities	—	2,656	—	2,656
State and municipal obligations	—	1,074	—	1,074
Asset backed securities	—	246	291	537
Foreign government bonds and obligations	—	83	—	83
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,451	787	16,239
Cash equivalents	1,985	1,191	—	3,176
Market risk benefits	—	—	539	539	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	1,251	—	1,252
Equity derivative contracts	158	4,080	—	4,238
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	9	—	9
Total other assets	160	5,357	—	5,517
Separate account assets at NAV				92,238	(2)
Total assets at fair value	$2,146	$21,999	$1,385	$117,768

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$5	$56	$61
IUL embedded derivatives	—	—	905	905
Structured variable annuity embedded derivatives	—	—	406	406
Total policyholder account balances, future policy benefits and claims	—	5	1,367	1,372	(5)
Market risk benefits	—	—	3,440	3,440	(1)
Other liabilities:
Interest rate derivative contracts	1	467	—	468
Equity derivative contracts	101	3,610	—	3,711
Foreign exchange derivative contracts	1	—	—	1
Total other liabilities	103	4,077	—	4,180
Total liabilities at fair value	$103	$4,082	$4,807	$8,992

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(4)	The Company’s adjustment for nonperformance risk resulted in a $139 million cumulative decrease to the embedded derivatives as of December 31, 2022.
(5)	The Company’s adjustment for nonperformance risk resulted in a $96 million cumulative decrease to the embedded derivatives as of December 31, 2021.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$70	$1,054
Total (gains) losses included in:
Net income	10	(2)	68	(2)	393 (3)	471
Issues	—		—		(28)	(28)
Settlements	(3)		(98)		(29)	(130)
Balance at December 31, 2021	$56		$905		$406	$1,367
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$—	$68

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance at December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives(5)		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance at December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(5)	GMWB and GMAB were accounted for as embedded derivatives prior to the adoption of ASU 2018-12. Upon adoption of ASU 2018-12, GMWB and GMAB are accounted for as market risk benefits.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $45 million and $(23) million, net of the reinsurance accrual, for the years ended December 31, 2022 and 2021, respectively, and $196 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the year ended December 31, 2020 (prior to the adoption of ASU 2018-12).

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2022
	Fair Value		Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$395		Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%–2.3%	1.4%
Asset backed securities	$545		Discounted cash flow	Annual default rate	2.4%	2.4%
				Loss severity	25.0%	25.0%
				Yield/spread to U.S. Treasuries(2)	320 bps–550 bps	329 bps
Fixed deferred indexed annuity ceded embedded derivatives	$48		Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$44		Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
				Nonperformance risk (5)	95 bps	95 bps
IUL embedded derivatives	$739		Discounted cash flow	Nonperformance risk (5)	95 bps	95 bps
Structured variable annuity embedded derivatives	$(137	)(6)	Discounted cash flow	Surrender rate (4)	0.8%–40.0%	0.9%
				Nonperformance risk (5)	95 bps	95 bps

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$496	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%–2.4%	1.1%
Asset backed securities	$291	Discounted cash flow	Annual default rate	5.8%	5.8%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates (3)	175 bps–275 bps	182 bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$56	Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
			Nonperformance risk (5)	65 bps	65 bps
IUL embedded derivatives	$905	Discounted cash flow	Nonperformance risk (5)	65 bps	65 bps
Structured variable annuity embedded derivatives	$406	Discounted cash flow	Surrender rate (4)	0.8%–40.0%	0.9%
			Nonperformance risk (5)	65 bps	65 bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(3)

The weighted average for the yield/spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its yield/spread to swap divided by the aggregate balances of the tranches.

(4)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(5)

The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives. During the third quarter of 2022, the Company changed to using a U.S. Treasury curve as its observable discount rate curve reflecting the evolution of LIBOR discontinuation as an observable reference rate used by market participants.

(6)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in the surrender rate used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest

RiverSource Life Insurance Company

rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2022 and 2021. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders (prior to the adoption of ASU 2018-12), fixed deferred indexed annuity, structured variable annuity and IUL products.

Prior to the adoption of ASU 2018-12, the Company valued the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculated fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models included observable capital market assumptions and incorporated significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that included margins for risk, all of which the Company believed a market participant would expect. The fair value also reflected a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements were classified as Level 3. The embedded derivatives attributable to these provisions were recorded in Policyholder account balances, future policy benefits and claims. Refer to Note 12 for additional information on these provisions accounted for as market risk benefits under ASU 2018-12.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2022 and 2021. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Company

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $58 million and $93 million as of December 31, 2022 and 2021, respectively, and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2022
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,768	$—	$—	$1,600	$1,600
Policy loans	847	—	847	—	847
Other investments	89	—	69	20	89
Receivables	7,372	—	—	6,174	6,174
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,450	$—	$—	$12,470	$12,470
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	315	—	315
Other liabilities	8	—	—	7	7
Separate account liabilities — investment contracts	298	—	298	—	298

	December 31, 2021
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,788	$—	$—	$1,872	$1,872
Policy loans	834	—	834	—	834
Other investments	61	—	40	21	61
Receivables	7,876	—	—	8,630	8,630
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,289	$—	$—	$13,215	$13,215
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	498	—	498
Other liabilities	9	—	—	9	9
Separate account liabilities — investment contracts	403	—	403	—	403
Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2022, 2021 and 2020, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2027 and a total of $9 million thereafter.

RiverSource Life Insurance Company

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $320 million, $345 million and $358 million for the years ended December 31, 2022, 2021 and 2020, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $(56) million and $18 million as of December 31, 2022 and 2021, respectively, which is reflected in Other liabilities and Other assets, respectively.

Investments

The Company invested in AA and A rated asset backed securities issued by AAF as of December 31, 2021 and in AA, A and BBB rated asset backed securities issued by AAF 2 as of December 31, 2022, both affiliates of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2021, the fair value of these asset backed securities was $289 million. During the third quarter of 2022, the Company redeemed the outstanding AA and A rated securities issued by AAF at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2022, the fair value of these asset backed securities was $544 million. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed Maturities, at fair value. Interest income from these asset backed securities was $17 million, $12 million and $14 million for the years ended December 31, 2022, 2021 and 2020, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2022 and 2021. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Dividends paid to Ameriprise Financial	$600	$1,900	$800
Dividend received from RiverSource Life of NY	63	—	—
Dividends received from RTA	—	50	95
Return of capital received from RTA	80	—	—

On February 17, 2023, RiverSource Life Insurance Company’s Board of Directors declared a cash dividend of up to $200 million to Ameriprise Financial, payable on or after March 20, 2023, pending approval by the Minnesota Department of Commerce.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned (deficit)/surplus was $(679) million and $175 million as of December 31, 2022 and 2021, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.1 billion and $3.4 billion as of December 31, 2022 and 2021, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Statutory net gain from operations	$1,615	$1,366	$1,393
Statutory net income	1,769	253	1,582

Government debt securities of $4 million and $5 million as of December 31, 2022 and 2021, respectively, were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,887	$—	$2,887	$(2,313)	$(565)	$(5)	$4
OTC cleared	23	—	23	(9)	—	—	14
Exchange-traded	97	—	97	(75)	—	—	22
Total	$3,007	$—	$3,007	$(2,397)	$(565)	$(5)	$40

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,330	$—	$5,330	$(3,571)	$(1,623)	$(114)	$22
OTC cleared	88	—	88	(41)	—	—	47
Exchange-traded	99	—	99	(91)	—	—	8
Total	$5,517	$—	$5,517	$(3,703)	$(1,623)	$(114)	$77

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,630	$—	$2,630	$(2,313)	$(38)	$(277)	$2
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	92	—	92	(75)	—	(17)	—
Total	$2,731	$—	$2,731	$(2,397)	$(38)	$(294)	$2

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$4,048	$—	$4,048	$(3,571)	$(181)	$(293)	$3
OTC cleared	41	—	41	(41)	—	—	—
Exchange-traded	91	—	91	(91)	—	—	—
Total	$4,180	$—	$4,180	$(3,703)	$(181)	$(293)	$3

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2022			December 31, 2021
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$101,302	$267	$355	$79,459	$1,252	$468
Equity contracts	67,416	2,693	2,366	59,763	4,238	3,711
Credit contracts	1,802	13	—	1,717	9	—
Foreign exchange contracts	2,870	34	10	2,239	18	1
Total non-designated hedges	173,390	3,007	2,731	143,178	5,517	4,180
Embedded derivatives
IUL	N/A	—	739	N/A	—	905
Fixed deferred indexed annuities and deposit receivables	N/A	48	47	N/A	59	61
Structured variable annuity (3)	N/A	—	(137)	N/A	—	406
Total embedded derivatives	N/A	48	649	N/A	59	1,372
Total derivatives	$173,390	$3,055	$3,380	$143,178	$5,576	$5,552

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2022 included $194 million of individual contracts in a liability position and $331 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2021 included $409 million of individual contracts in a liability position and $3 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2022 and 2021, investment securities with a fair value of $14 million and $123 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $5 million and $123 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2022 and 2021, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2022 and 2021, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2022
Interest rate contracts	$—	$(26)	$—	$(2,874)
Equity contracts	—	(164)	(126)	899
Credit contracts	—	—	—	279
Foreign exchange contracts	—	—	—	105
IUL embedded derivatives	—	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	4	—
Structured variable annuity embedded derivatives	—	633	—	—
Total gain (loss)	$—	$443	$95	$(1,591)

Year Ended December 31, 2021
Interest rate contracts	$—	$—	$—	$(886)
Equity contracts	1	34	91	(851)
Credit contracts	—	—	—	43
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(8)	—
Structured variable annuity embedded derivatives	—	(393)	—	—
Total gain (loss)	$1	$(359)	$113	$(1,689)

RiverSource Life Insurance Company

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2020
Interest rate contracts	$—	$1,633	$—	$—
Equity contracts	—	(744)	55	—
Credit contracts	—	(106)	—	—
Foreign exchange contracts	—	(8)	—	—
GMWB and GMAB embedded derivatives (1)	—	(1,553)	—	—
IUL embedded derivatives	—	—	7	—
Fixed deferred indexed annuities embedded derivatives	—	—	(4)	—
Structured variable annuity embedded derivatives	—	(91)	—	—
Total gain (loss)	$—	$(869)	$58	$—

(1)	GMWB and GMAB were accounted for as embedded derivatives prior to the adoption of ASU 2018-12. Upon adoption of ASU 2018-12, GMWB and GMAB are accounted for as market risk benefits.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2022:

(in millions)	Premiums Payable	Premiums Receivable
2023	$50	$43
2024	132	23
2025	121	21
2026	251	88
2027	19	—
2028-2029	59	—
Total	$632	$175

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2022, 2021 and 2020, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2022, 2021 and 2020, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2022 and 2021, the

RiverSource Life Insurance Company

aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $234 million and $383 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2022 and 2021 was $232 million and $383 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2022 and 2021 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $2 million and nil as of December 31, 2022 and 2021, respectively.

19. SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income (2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income (2)	(556)	117	(439)
Impact of benefit reserves and reinsurance recoverables	8	(1)	7
Net unrealized gains (losses) on securities	(1,075)	227	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	361	(77)	284
Effect of changes in instrument-specific credit risk on MRBs	127	(27)	100
Total other comprehensive income (loss)	$(587)	$123	$(464)

	Year Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income (2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	(274)	57	(217)
Net unrealized gains (losses) on securities	542	(114)	428
Total other comprehensive income (loss)	$542	$(114)	$428

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).
(3)	See Note 22 for a summary of the revision to the Company’s previously reported Consolidated Financial Statements.

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates. Prior to the adoption of ASU 2018-12, adjustments to DAC, DSIC, and unearned revenue were also included.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2020	$757	$—	$—	$(1)	$756
OCI before reclassifications	424	—	—	—	424
Amounts reclassified from AOCI	4	—	—	—	4
Total OCI	428	—	—	—	428
Balance at December 31, 2020	1,185	—	—	(1)	1,184
Cumulative effect of adoption of long-duration contracts guidance	707	(1,217)	(527)	—	(1,037)
OCI before reclassifications	(409)	284	100	—	(25)
Amounts reclassified from AOCI	(439)	—	—	—	(439)
Total OCI	(848)	284	100	—	(464)
Balance at December 31, 2021	1,044	(933)	(427)	(1)	(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	$(991)	$(72)	$(20)	$(1)	$(1,084)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax
Federal	$57	$172	$233
State	(2)	6	—
Total current income tax	55	178	233
Deferred income tax
Federal	150	136	(277)
State	4	2	(1)
Total deferred income tax	154	138	(278)
Total income tax provision (benefit)	$209	$316	$(45)

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2022	2021	2020
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(2.9)	(3.3)	(20.1)
Dividend received deduction	(2.3)	(1.7)	(9.7)
Foreign tax credit, net of addback	(1.7)	(0.9)	(1.9)
Other, net	(0.3)	0.4	(0.8)
Income tax provision (benefit)	13.8%	15.5%	(11.5)%

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to the lower pretax income relative to tax preferred items.

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to the higher pretax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21%

RiverSource Life Insurance Company

as of both December 31, 2022 and 2021. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2022	2021
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$2,274	$2,386
Net unrealized losses on Available-for-Sale securities	244	—
Other	29	14
Gross deferred income tax assets	2,547	2,400
Less: valuation allowance	30	11
Total deferred income tax assets	2,517	2,389
Deferred income tax liabilities
Investment related	923	508
Deferred acquisition costs	409	438
Net unrealized gains on Available-for-Sale securities	—	308
Other	52	57
Gross deferred income tax liabilities	1,384	1,311
Net deferred income tax assets	$1,133	$1,078

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $28 million, net of federal benefit, which will expire beginning December 31, 2023. Based on analysis of the Company’s tax position as of December 31, 2022, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2022	2021	2020
Balance at January 1	$37	$38	$39
Additions based on tax positions related to the current year	—	—	1
Reductions based on tax positions related to the current year	(1)	(1)	(1)
Additions for tax positions of prior years	1	—	—
Reductions due to lapse of statute of limitations	—	—	(1)
Balance at December 31	$37	$37	$38

If recognized, approximately $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2022, 2021 and 2020, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $34 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized nil, a net increase of $1 million and nil in interest and penalties for the years ended December 31, 2022, 2021 and 2020, respectively. As of both December 31, 2022 and 2021, the Company had a payable of $3 million related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2020.

21. COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2022	2021
Commercial mortgage loans	$—	$48
Affordable housing and other real estate partnerships	8	9
Total funding commitments	$8	$57

RiverSource Life Insurance Company

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2022, these guarantees range from 1% to 5%.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2022 and 2021, the estimated liability was $12 million. As of both December 31, 2022 and 2021, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

22. REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company revised the Consolidated Financial Statements for the year ended December 31, 2020 to correct shadow unearned revenue liability balances associated with universal life insurance products for which the error began prior to the periods presented below. Shadow unearned revenue liability balances were reversed through AOCI as of January 1, 2021 upon the

RiverSource Life Insurance Company

adoption of ASU 2018-12. See Note 1 for additional information. A summary of the revision to our previously reported Consolidated Financial Statements is presented below:

Revised Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2020
(in millions)	As Reported	Impact of Revision	As Revised
Net unrealized gains (losses) on securities	$346	$82	$428
Total other comprehensive income (loss), net of tax	346	82	428
Total comprehensive income (loss)	784	82	866

Revised Consolidated Statements of Shareholder’s Equity

	As Reported			As Revised
(in millions)	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Impact of Revision	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity
Balances at January 1, 2020	$574	$3,336	$182	$756	$3,518
Other comprehensive income, net of tax	346	346	82	428	428
Balances at December 31, 2020	920	3,313	264	1,184	3,577

RiverSource Life Insurance Company 70100 Ameriprise Financial Center Minneapolis, MN 55474 1-800-862-7919	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.

ANN9008_12_B02_(10/23)	© 2008-2023 RiverSource Life Insurance Company. All rights reserved.